UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Jeremy DeGroot

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Alternative Strategies Fund

June 30, 2014

www.mastersfunds.com

Litman Gregory Ma sters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return -oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.
•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.
•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.
°	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.
°	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.
•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman

Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii | Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	7
Equity Fund Managers	12
Equity Fund Schedule of Investments	13
Litman Gregory Masters International Fund
International Fund Review	15
International Fund Managers	20
International Fund Schedule of Investments	21
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	23
Smaller Companies Fund Managers	27
Smaller Companies Fund Schedule of Investments	28
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	29
Alternative Strategies Fund Managers	35
Alternative Strategies Fund Highlights	36
Alternative Strategies Fund Schedule of Investments	44
Expense Examples	65
Statements of Assets and Liabilities	67
Statements of Operations	69
Statements of Changes in Net Assets
Equity Fund	70
International Fund	70
Smaller Companies Fund	71
Alternative Strategies Fund	71
Financial Highlights
Equity Fund	72
International Fund	73
Smaller Companies Fund	74
Alternative Strategies Fund	75
Equity Investor Class	76
International Investor Class	77
Alternative Strategies Investor Class	78
Notes to Financial Statements	79
Other Information	102
Index Definitions	103
Industry Terms and Definitions	105
Trustee and Officer Information	107
Privacy Notice	108

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents | 1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago we implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any of our funds.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds.

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 | Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward- looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 9, 17, 24, and 33 for each fund’s top contributors. See pages 10, 18, 25, and 33 for each fund’s portfolio composition. Fund holdings and/ or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see page 103-104 for index definitions. You cannot invest directly in an index.

Please see page 105-106 for industry definitions.

Funds’ Performance | 3

Litman Gregory Masters Funds’ Performance

			Average Annual Total Returns
Institutional Class Performance as of 6/30/2014	Three- Month	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/1996)	4.91%	8.18%	32.53%	13.77%	18.79%	6.45%	5.45%	8.25%
Russell 3000 Index	4.87%	6.94%	25.22%	16.46%	19.33%	8.23%	5.03%	7.94%
Custom Equity Index	4.45%	6.26%	24.94%	15.45%	18.81%	8.30%	5.59%	7.96%
Morningstar Large Blend Category Average	4.64%	6.40%	23.44%	14.50%	17.11%	7.01%	3.73%	6.52%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 4/30/2014: 1.20%

Litman Gregory Masters International Fund (12/1/1997)	4.67%	4.32%	20.92%	6.96%	12.04%	8.93%	7.96%	9.06%
Russell Global ex-U.S. Large Cap Index	5.27%	6.21%	23.34%	6.55%	12.19%	8.53%	5.90%	6.82%
S&P Global (ex U.S.) LargeMidCap Index	5.56%	6.13%	22.34%	6.26%	11.68%	8.41%	5.89%	6.76%
MSCI EAFE Index	4.34%	5.14%	24.08%	8.59%	12.26%	7.42%	5.03%	6.02%
Morningstar Foreign Large Blend Category Average	3.68%	3.79%	20.89%	6.56%	11.12%	6.49%	4.08%	4.93%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 4/30/2014: 1.07%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	3.64%	7.50%	25.97%	16.00%	22.47%	8.37%	n/a	10.54%
Russell 2000 Index	2.05%	3.19%	23.64%	14.57%	20.21%	8.70%	n/a	10.74%
Morningstar Small Blend Category Average	2.31%	3.79%	23.79%	14.04%	19.74%	8.31%	n/a	10.37%
Gross Expense Ratio: 1.54% Net Expense Ratio* as of 4/30/2014: 1.44%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	2.17%	3.60%	7.14%	n/a	n/a	n/a	n/a	8.34%
Barclays Aggregate Bond Index	2.04%	3.92%	4.38%	n/a	n/a	n/a	n/a	2.60%
Russell 1000 Index	5.12%	7.27%	25.35%	n/a	n/a	n/a	n/a	25.30%
40/60 Blend of Russell 1000 Index & Barclays Aggregate Bond Index	3.27%	5.31%	12.47%	n/a	n/a	n/a	n/a	11.35%
3-Month LIBOR	0.06%	0.12%	0.24%	n/a	n/a	n/a	n/a	0.36%
Morningstar Multialternative Category Average	1.58%	1.67%	5.20%	n/a	n/a	n/a	n/a	3.62%
S&P 500 Index	5.24%	7.14%	24.62%	n/a	n/a	n/a	n/a	24.82%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/2014: 1.49%
Total Operating Expenses[2] as of 4/30/2014: 1.66%
Gross Expense Ratio as of 4/30/2014: 1.82%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2014. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations.

1.	Does not include dividend expense on short sales of 0.12% and interest and borrowing expense of 0.05%

2. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2015. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

4 | Litman Gregory Funds Trust

Dear Fellow Shareholder:

For the most part the major stock indexes performed quite well during the first half of 2014. In the United States the broad market, as measured by the Russell 3000 Index, returned 6.9%. Large caps more than doubled the return of small-cap stocks—7.3% for the large-cap Russell 1000 Index compared to 3.2% for the small-cap Russell 2000 Index. The U.S. bond market as measured by the Barclays Aggregate Index also performed well, returning 3.9% as interest rates declined in the first half of the year. Foreign stocks also enjoyed a strong first half. The Russell Global (ex U.S.) Large Cap Index was up 6.2%, though all of the return occurred in the second quarter. During the period the Litman Gregory Masters Equity Fund and the Litman Gregory Masters Smaller Companies Fund both generated strong absolute returns and also beat their benchmarks. The Litman Gregory Masters International Fund returned 4.3%, but trailed its benchmark for the period.

The Litman Gregory Masters Alternative Strategies Fund returned 3.6%, slightly behind its prospectus benchmark, the Barclays Aggregate Bond Index, though it has returned 8.3% over its full life of two years and nine months—well ahead of the same benchmark. During the first half of the year, the fund was in the upper half of the return range we are shooting for relative to 3-month LIBOR (+4% to 8%) but it trailed the 40/60 Russell 1000/Barclays Aggregate Bond blended benchmark we also track.i As we stated when we launched the fund, we expect the fund to trail the stock/bond benchmark during periods of strong stock market performance. Performance measurement for the Alternative Strategies Fund is complicated because risk management is an important part of the fund’s mandate. In that regard we’ve been very pleased with the fund’s overall performance in months when stocks have lost value. Moreover, since it was launched almost three years ago, the fund’s Sharpe Ratio, a measure of risk-adjusted performance, is the highest in its Morningstar Multialternative Fund category as of 6/30/2014 (out of 199 funds).

Being Clear On Investment Goals as of the Quarter Ended June 30, 2014

There are various ways to define goals. At Litman Gregory Masters, one way we define our goals is in terms of performance over a time horizon. In the case of our equity funds, our goal is to provide superior performance relative to what the market gives us over the long run. With respect to the Alternative Strategies Fund our goal is to provide superior risk-adjusted performance over a market cycle relative to several benchmarks (our official benchmark and two others we follow mentioned above) with annual volatility in the 4% to 8% range. Of course there is no guarantee that these goals will be achieved.

There are also various ways to assess progress towards goals. One way is just based on the numbers. Over its full life (inception 12/31/1996) the Equity Fund has outperformed its benchmark, a meaningful accomplishment we believe. However, its performance over the last 10 years has not been up to this standard. More recently, the fund has done well since 12/31/2008, a year in which we made several manager changes (20.8% annualized versus 18.3% for the benchmark over those five and a half years). The International Fund has a very strong record over its full life (inception 12/1/1997), beating its benchmark by 2.2 percentage points per year over more than 15 years. The Smaller Companies Fund slightly trails its primary benchmark since its inception (6/30/2003). It has delivered strong relative and absolute performance over the past one, three, and five years. Since its inception of 9/30/2011, the Alternative Strategies Fund has also performed very well, especially on a risk-adjusted basis per the fund’s Sharpe Ratio ranking mentioned above. And while on an absolute basis it lagged the 40/60 stock bond benchmark, stocks returned over 25% annualized during this period (Russell 1000 Index), so the relative performance is not surprising to us. However, the fund’s return is at the top end of its LIBOR +4% to 8% goal and that is a satisfying performance especially since its volatility has been below the range we expected.

Relying on numbers is the easy way to assess performance and progress toward goals and it is the ultimate bottom line. But it is also simplistic and reflects what did happen while ignoring what could have happened. In a world where there are many possible outcomes, acknowledging that other scenarios could have played out with just a small shifting of variables is important to understand. It is important because some shifting in how a few variables play out, which can be random, can be the difference form market-beating and market-trailing performance. And because we also know that even great investment managers go through periods where they temporarily underperform, often extended, multi-year time periods, it is worth thinking about what we as investors should understand about investment returns and what it takes to outperform over the long run. Recently the great investor Howard Marks, the founder and Chairman of Oaktree Capital Management, wrote a memo to his clients titled Dare to Be Great II. The memo was an update of a memo he wrote in 2006. In the memo, Marks shares many well-articulated insights that speak to the discussion of what it takes to outperform and some of the things we should keep in mind when assessing investment performance.

Some of Howard Marks’s Observations and Questions

Are you willing to be different, and are you willing to be wrong? In order to have a chance at great results you have to be open to being both. You can’t take the same actions as everyone else and expect to outperform.

Here Marks makes the point that you can’t consistently invest with the mainstream, you have to go against the grain. And if you do so you take a greater chance of being wrong at times. At the other extreme, if you invest in an index, you’ll never be wrong, at least relative to the market—but you won’t beat the market. Straying from the index is necessary in order to beat it and this is central to the Litman Gregory Masters Funds approach (this is essentially what active share measures and Litman Gregory Masters equity funds are high active share funds).

Funds’ Performance | 5

If you concentrate your portfolio your mistakes will kill you. If you diversify, the payoff from your success will be diminished. The Litman Gregory Masters equity funds seek to benefit from concentration at the sub-advisor level on each manager’s high conviction holdings, but by including several managers on each fund, we also seek to benefit from an overall level of diversification.

It is far from certain that even the “right” decisions will be successful, since every decision requires assumptions about what the future will look like, and even reasonable assumptions can be thwarted by the world’s randomness. Thus many correct decisions will result in failure. … Even well founded decisions that eventually turn out to be right are unlikely to do so promptly. This is because not only are future events uncertain, their timing is particularly variable.

Marks makes a great point here and this is one of the reasons that we believe even great managers will lag their benchmarks, sometimes for several years. The great investment managers that outperform over the long-term, by definition must be investing differently than their benchmarks. They often have high active share. But there will be times when their assumptions, even if extremely well-reasoned, will not play out or will take a long time to play out. Moreover, even great managers will sometimes make bad judgments. The resulting bad performance can be frustrating for fund investors and their challenge is to determine whether the manager’s short- to intermediate-term underperformance is indicative of a problem in process, discipline or a lack of skill that suggests future performance may also suffer. If the underperformance is due to random factors and/or caused by factors not indicative of process, discipline and skill, we believe it should not be cause for concern. This is why we focus so heavily on assessing process, discipline, and skill as we run the Litman Gregory Masters Funds, and why this is the primary driver in our confidence rather than short- to intermediate-term performance dips and spikes. And this gets to another important question asked by Marks.

How reliably do you believe a disciplined process will produce the desired results? That is, how do you view the question of determinism versus randomness?

This is key to Litman Gregory’s approach. We strongly believe that a thoughtful process, executed with a high level of discipline, by a skilled investment team is likely to produce strong results over the long run. As mentioned, our entire approach is based on thoughtfully and very thoroughly assessing these factors on an ongoing basis. This doesn’t mean that we will always be right in our manager selection, or that our sub-advisors will always make winning investments. But we believe it is one of the tenets to successful active management. So in assessing progress towards our goals, we look not just at performance, but also at process, execution, and discipline in evaluating the sub-advisors we hire and also ourselves.

In addition to superior skill, successful investing requires the ability to look wrong for a while and survive some mistakes. Thus each person has to assess whether he’s temperamentally equipped to do these things and whether his circumstances – in terms of employers, clients and the impact of other people’s opinions – will allow it…when the chips are down and the early going makes him look wrong, as it invariably will.

For investors in the Litman Gregory Masters Funds, this last point from Marks gets at the importance of believing in the investment approach (our skill in manager selection and the impact of concentration at the sub-advisor level), and the ability to invest for the long term to capture the potential benefits, including through the frustrating periods of underperformance that will occasionally occur.

We are very appreciative of your confidence in the Litman Gregory Masters Funds. Litman Gregory principals, employees, and the Litman Gregory Masters independent trustees continue to invest alongside you with a total investment of $22.7 million as of June 30, 2014.

Sincerely,

 Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

[i]	The US Dollar 90 day LIBOR rate (London Interbank Offered Rate) is a benchmark rate of interest at which banks offer to lend money to one another in the wholesale money markets in London. One of the primary functions of the LIBOR rate is to serve as the benchmark reference rate for debt instruments, including government and corporate bonds, mortgage loans, student loans and credit cards as well as derivatives such as currency and interest rate swaps. Investors cannot invest directly in LIBOR.

6 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

Litman Gregory Masters Equity Fund returned 8.2% during the first six months of 2014, ahead of the 6.9% gain for the fund’s Russell 3000 Index benchmark. The fund is also well ahead of the benchmark over the trailing 12 months, when it gained 32.6%, compared to 25.2% for the benchmark. But over longer time frames, performance is mixed. The fund lags over the trailing three-, five-, and 10-year periods, but is ahead of the benchmark over the trailing 15 years and since its December 1996 inception.

The Equity Fund established a strong track record in its first nine years, beating its Russell 3000 benchmark by a sizable 2.7 percentage points per year, annualized. The fund then meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, hiring three new sub-advisors and removing two managers from the fund’s line-up. Since 12/31/2008 through 6/30/2014, the fund’s performance has been strong with a 20.1% annualized return, 2.0 percentage points better than its benchmark, although the pattern of relative returns has been choppy, i.e., there have been periods of outperformance and underperformance. We remain focused and diligent, doing everything we believe is necessary to position the fund for strong performance. A recent example is two manager changes at the end of January of this year, when Turner Investments was replaced with Nuance Investors. These manager changes are discussed below.

Litman Gregory Masters Equity Fund

 Performance as of 6/30/2014

	Average Annual Total Returns
	Three-	Year-	One-	Three-	Five-	Ten-	Fifteen-	Since
	Month	to-Date	Year	Year	Year	Year	Year	Inception
Institutional Class (12/31/1996)	4.91%	8.18%	32.53%	13.77%	18.79%	6.45%	5.45%	8.25%
Russell 3000 Index	4.87%	6.94%	25.22%	16.46%	19.33%	8.23%	5.03%	7.94%
Custom Equity Index	4.45%	6.26%	24.94%	15.45%	18.81%	8.30%	5.59%	7.96%
Morningstar Large Blend Category	4.64%	6.40%	23.44%	14.50%	17.11%	7.01%	3.73%	6.52%
Investor Class (4/30/2009)	4.78%	8.00%	32.58%	13.59%	18.57%	n/a	n/a	19.08%
Russell 3000 Index	4.87%	6.94%	25.22%	16.46%	19.33%	n/a	n/a	19.93%
Custom Equity Index	4.45%	6.26%	24.94%	15.45%	18.81%	n/a	n/a	19.52%
Morningstar Large Blend Category	4.64%	6.40%	23.44%	14.50%	17.11%	n/a	n/a	17.83%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Institutional Class were 1.30% and 1.20%, respectively; and for the Investor Class were 1.55% and 1.45%, respectively. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The Investor Share Class imposes a 2% redemption fee on shares held less than 180 days. Performance data quoted does not reflect the redemption fee. If reflected, returns would be reduced. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

During the first half of 2014, the performance of the sub-advisors was mixed. Two managers meaningfully outperformed their benchmarks, two managers performed in line with their benchmarks, and two lagged. The seventh manager—Scott Moore of Nuance Investments—only has five months on the fund, but during this brief period, he is performing in line with his benchmark. Looking at the longer term, of the five longer-tenured sub-advisors, two of which have been on the fund since inception, all have bested their benchmarks.i

Key Drivers

Stock selection was the key driver of the fund’s relative outperformance during the first half of the year. However, as is always the case, there were noteworthy contributors and detractors in the period. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up fundamental stock picking process employed by each sub-advisor. That said, we do report on the relative performance contributions of both sector weights and stock selection to help shareholders understand drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position for the fund; that is only known at the point when the stock is sold.

For the six months ending June 30, 2014, sector allocation had a slight negative impact. Energy was by far the top-contributing sector in the period. Within the sector Newfield Exploration Co., an exploration and production company owned by Dick Weiss of Wells Capital, gained nearly 80% in the six months and was the biggest contributor to the fund’s absolute and relative performance. Another strong contributor in the Energy sector was Canadian Natural Resources Ltd., which rose 37% in the period. This non-

Fund Summary | 7

benchmark name is a long-time holding and large weighting in the sleeve managed by Chris Davis of Davis Advisors. Stock selection in the Materials sector also had a positive effect on performance versus the benchmark. Goldcorp (owned by Weiss) and Potash Corp of Saskatchewan, Inc. (owned by Pat English of FMI) were up 66% and 15%, respectively, in the six months ending 6/30/14. Neither name is in the benchmark. Stock selection in the Health Care sector also contributed to relative performance during the period. Health Net, Inc., a managed health care services company owned by Clyde McGregor of Harris Associates, was up 40% in the period. Information Technology and Consumer Staples were the only two sectors where stock-picking detracted from performance relative to the Russell 3000 Index. Here, ARM Holdings Plc - ADR (owned by Frank Sands Jr. and Mike Sramek of Sands Capital) and Weight Watchers International, Inc. (owned by Weiss) were among the key detractors in the period. Both of these stocks are discussed below.

At the individual stock level, Schlumberger Ltd. was a key contributor in the period, gaining 32%. Sands has owned the stock since September of 2009, and over their holding period, the stock is up 72%. Sramek says the company’s stock results indicate that Schlumberger’s core long-term growth engine, international oilfield services (approximately 70 percent of revenues), appears to be firing on all cylinders after several transitional years following the macroeconomic-driven 2009–10 industry downturn. Sramek credits the company’s growth to disproportionate exposure to attractive end-markets (e.g., exploratory work and deep-water activity) and differentiated technologies. The company’s ability to take market share, unmatched global scale, and solid execution also helped. The company’s domestic operations appear to be on the upswing, and Sramek expects modest rig count improvements, drilling efficiency gains, and increasing well complexity to drive growth through the year and beyond. Management has also expanded its share buyback program, a decision Sramek believes speaks to their confidence in the business’s strength and favorable outlook for long-term growth. Sramek continues to believe Schlumberger is capable of generating above-average annualized earnings growth over the next five years.

Apache Corp. was another winner in the Energy sector, gaining 17% in the period. The company’s first quarter earnings per share were 10% better than market expectations, and management maintained its full-year production growth guidance of 5%–8%, despite some asset sales and bouts of bad weather, which slowed drilling activity in the Central U.S. and North Sea regions. Bill Nygren of Harris Associates thinks this speaks to the quality of the company’s Permian assets, which are performing well, as illustrated by the approximate 12% sequential growth in production on only a small increase in capital spending. In addition, Apache announced that it sold its deep-water Gulf of Mexico assets for $1.4 billion. While the sale surprised Nygren, he applauds management’s decision, and believes the sale proceeds will be used to repurchase shares given the attractive stock price level. The stock was Nygren’s largest position in his sleeve of the fund.

Within the Materials sector, Royal Gold, Inc., a royalty based smaller-cap gold operator that is in the business of acquiring and managing precious-metal royalties, was up just over 65% in the first half of the year. The company finances exploration or production operations in exchange for royalty interests on precious metal assets, primarily gold. Dick Weiss of Wells Capital, the sub-advisor who owns this stock, is attracted to Royal Gold’s low-cost business structure that has allowed it to maintain relatively high profitability. In addition, he expects the company to generate free cash flow growth from its royalty interest in Mt. Milligan in the next few years. This stock remained a top holding in Weiss’s sleeve of the fund as of the end of June.

Bank of New York Mellon Corp. (BK), the fund’s largest position at over 4% of assets, was among the largest contributors to performance. The stock is a longstanding Davis holding (since November 2007), and it was also bought by FMI when they joined the fund near the middle of last year. Pat English of FMI points out that BK has modest financial leverage, and generates about 80% of its annual revenue from custody, trust services, and money management fees. It is not a typical bank. He believes the company’s earnings are depressed largely because the management fees on their money market and short-term bond funds have been partially waived due to low interest rates. Both English and Davis believe the company has the potential to grow earnings meaningfully in a rising-rate environment. English estimates that every one percentage point increase in rates translates into about 30 cents of per share after-tax income. Other factors that have depressed earnings are also diminishing such as increased compliance expenses and expenses from IT-related projects. Davis adds that, in stark contrast to the financial crisis period of 2008–09, BK is better capitalized and may return larger amounts of capital to shareholders going forward now that higher regulatory capital ratios have been achieved or surpassed.

Within Information Technology, Itron, Inc., a provider of metering solutions and software to electric, natural gas, and water utilities worldwide, was among the biggest contributors. Clyde McGregor added the stock midway through the first quarter after the stock dipped. McGregor is pleased with Itron’s progress, as first quarter revenues increased 6% and its backlog grew 30% from a year ago, both of which were ahead of expectations. Earnings per share were also ahead of market forecasts, and the CEO reiterated that the company remains focused on achieving its margin targets.

Another contributor in Materials was Potash Corp of Saskatchewan, Inc., up 15%. Potash is the world’s largest fertilizer company by capacity and the stock was added to the portfolio by FMI in May of last year. Shortly after it was purchased, the stock price plunged when the world’s largest potash marketing-exporting partnership fell apart. FMI typically doesn’t buy commodity-related businesses but they like Potash because the underlying commodity is relatively cheap and the company is among the industry’s lowest-cost producers. This enables the company to ride out the inevitable wide swings in its commodity prices. FMI also was attracted to Potash management’s strong track record of allocating capital with an eye to long-term shareholder returns. The stock has climbed back to FMI’s purchase price of just over $37 per share, and at its current valuation, FMI believes the stock is cheap based on its sizable

8 | Litman Gregory Funds Trust

discount to its average price-to-earnings multiple of the last 10 years. Moreover, a conservative estimate of the replacement cost of the company’s assets is more than 50% higher than the recent stock price. Free cash flow is growing and the current dividend yield is close to 4%.

Top Contributors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Economic Sector
Newfield Exploration Co.	0.97%	0.55%	Energy
Myriad Genetics, Inc.	0.54%	0.46%	Health Care
Schlumberger Ltd.	1.49%	0.45%	Energy
Royal Gold, Inc.	0.86%	0.44%	Materials
Facebook, Inc. - Class A	1.46%	0.44%	Technology
Canadian Natural Resources Ltd.	1.24%	0.41%	Energy
Devon Energy Corp.	1.32%	0.37%	Energy
Bank of New York Mellon Corp.	4.07%	0.36%	Financials
Baker Hughes, Inc.	0.92%	0.29%	Energy
Health Net, Inc.	0.82%	0.29%	Health Care

Top Detractors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Economic Sector
ARM Holdings Plc - ADR	1.12%	-0.23%	Technology
Amazon.com, Inc.	1.24%	-0.22%	Consumer Discretionary
Weight Watchers International, Inc.	0.10%	-0.16%	Consumer Discretionary
Visa, Inc. - Class A	2.79%	-0.15%	Technology
General Motors Co.	1.44%	-0.13%	Consumer Discretionary
MercadoLibre, Inc.	0.42%	-0.10%	Technology
Apple, Inc.	0.20%	-0.10%	Technology
Teradata Corp.	0.82%	-0.09%	Technology
Linx S.A.	0.12%	-0.09%	Technology
Stratasys Ltd.	12.28%	-0.08%	Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

As for detractors, the largest was ARM Holdings Plc - ADR, owned by Sands Capital. ARM Holdings develops and licenses intellectual property used by the semiconductor industry for processor designs. With greater than 90 percent market share in smartphones and tablets, ARM has been a prime beneficiary of the global adoption of these devices. However, adoption is slowing, which has caused some to worry that ARM’s growth will also decelerate. Sands thinks these fears are misplaced for two reasons. First, they think there is still opportunity in mobile. Although mobile royalty growth has slowed, Sands believes it is poised to reaccelerate as the industry moves past a temporary inventory oversupply. Furthermore, ARM’s new products for mobile devices garner higher royalty rates, which they project will support revenue growth well above chipset unit growth. The second reason they think ARM can sustain above-average growth is due to the company’s potential in two new areas of the semiconductor industry: enterprise infrastructure and microprocessors. Sands believes the opportunity to disrupt these markets is similar to the size of the large mobile opportunity and should provide a second leg of growth, and expects it will be the company’s largest growth driver over the next five years as ARM takes advantage of weakening competition to gain share. Going forward, Sands thinks ARM is likely to become the standard architecture for microcontrollers, similar to its experience with mobile. Sands expects this will allow the company to expand its market share from 22% in 2013 to greater than 40% by 2018.

Within the Consumer Discretionary sector, Weight Watchers International, Inc. was among the largest detractors. The stock was sold early in the year after it declined 28%. Weight Watchers’ stock started declining in the second half of last year based on increased competition, and declining revenues and profits. Dick Weiss says the problem is that it became increasingly difficult to convince dieters to pay for meetings and subscriptions when free online competition is increasing in the form of smartphone apps and gadgets to help track calories. New corporate management was brought in to embark on a new online strategy, but it has not been effective. After being sold from the portfolio, the stock moved approximately 10% lower in the period.

Another technology holding that hurt performance is Visa, Inc. – Class A, a stock that is owned by Sands and McGregor. The stock is the third-largest holding in the portfolio at 2.8% of fund assets. Upon releasing its second quarter earnings, Visa lowered the upper end of its 2014 revenue guidance by 2% to 10–11%. While the announcement disappointed some investors, McGregor is not troubled by the change. Visa’s volume of payments on the network increased to 11.8% in the quarter (versus 11.2% previously), which, in his

Fund Summary | 9

opinion, is an important metric for evaluating the company. In addition, he is not concerned by the current uncertainty surrounding Visa’s business prospects in Russia, since a minimal amount of the company’s revenue stems from the country. This sentiment is shared by Sands, who believes the sheer fact that the issue of payment processing garnered attention during the Russian crisis drives home a key point in their investment case, namely that Visa sits at the chokepoint of the critically important electronic payments value chain. Both managers continue to believe the company is well-managed, has significant competitive advantages, and has a business model that remains robust.

General Motors Co. (GM) was another detractor, and in the news for the wrong reasons, according to McGregor. At the time of purchase in April 2013, his thesis was that GM had emerged from its bankruptcy in 2009 a leaner, better-managed company with considerable market opportunity in front of it. At the time, McGregor believed he was purchasing GM for less than the value of its much improved North American business (representing about 60% of GM’s business value), while getting its international business in essence for “free.” After advancing sharply in 2013, GM shares fell early this year after management projected 2014 earnings that were lower than many investors were expecting, largely as a result of transient factors in McGregor’s view. Shares were further pressured in the quarter (and are now near levels at which they were purchased last year) after it came to light that GM mishandled a recall of discontinued models. While this recent development is a negative, McGregor believes his original thesis on GM remains largely intact and he continues to see significant upside.

Portfolio Mix

The Equity Fund portfolio results from bottom-up stock selection, without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark and this is reflected in its high active share. In the first six months of 2014, there were no major portfolio shifts. The fund’s sector exposure remains largely unchanged from year-end through the first half of 2014. The most meaningful change was a reduction in exposure to Information Technology stocks, which declined from 28.1% to 23.7%. This change is not surprising given the removal of the growth-oriented Turner Investments, and the addition of the value-oriented Nuance Investments. At the time of Turner’s removal from the fund, Turner had 50% of their sleeve in the sector. That said, Information Technology remains the largest sector overweight relative to the Russell 3000 benchmark, at 23.7% versus 18.1%. Other changes in sector exposure in the first half of 2014 were small, at less than 2.5 percentage points.

The Equity Fund’s market-cap dispersion also remained relatively unchanged in the first half of 2014. Large-cap stocks continue to make up roughly 55% of the portfolio, while mid- and smaller-sized companies account for 26% and 12%, respectively. The fund’s weighted-average market-cap remains at $50 billion. Foreign holdings continue to account for approximately 14% of the portfolio, while cash accounts for roughly 6% of portfolio.

By Sector
	Sector Allocation
	Fund	Fund	Russell 3000
	as of	as of	as of
	6/30/14	12/31/13	6/30/14
Consumer Discretionary	15.5%	14.8%	12.7%
Consumer Staples	3.4%	2.6%	8.4%
Energy	9.5%	7.0%	10.0%
Finance	20.2%	21.8%	17.3%
Health Care & Pharmaceuticals	8.7%	8.6%	13.0%
Industrials	6.9%	7.9%	11.4%
Materials	5.0%	2.9%	3.9%
Technology	23.7%	28.1%	18.1%
Telecom	0.0%	0.0%	2.2%
Utilities	1.2%	1.0%	3.2%
Exchange Traded Funds	0.0%	0.0%	0.0%
Cash Equivalents & Other	5.9%	5.2%	0.1%
	100.0%	100.0%	100.0%

10 | Litman Gregory Funds Trust

By Domicile

By Market Capitalization

Market Capitalization:

Micro-Cap < $884 million

Small-Cap $884 million - $4.05 billion

Small/Mid-Cap $4.05 billion - $9.41 billion

Mid-Cap $9.41 billion - $27.1 billion

Large-Cap > $27.1 billion

Totals may not add up to 100% due to rounding

Manager Changes

Effective January 31, there were two changes to the manager lineup on the Equity Fund. Turner Investments was removed as sub-advisor, and Nuance Investments was added as a sub-advisor, with Scott Moore as portfolio manager. Nuance took over Turner’s 10% allocation, so there are no other manager allocation changes.

We are enthusiastic about the addition of Nuance. Founder and CIO Scott Moore brings extensive investment experience. He seeks to generate strong risk-adjusted returns by investing in leading and growing businesses of all sizes that, due to transitory reasons, are temporarily underearning and, consequently, are undervalued in the marketplace. Thus, Moore attempts to capitalize on investors’ shorter-term fears or overreactions to provide investment opportunities. We have been researching Nuance for nearly two years, and have gained a great deal of confidence that Moore and his team bring strong stock-picking skill to the fund that, over the long term, can translate into competitive performance.

Regarding the removal of Turner, as we have always pointed out, our manager decisions are highly qualitative rather than simply performance based. In fact, Turner was coming off of an extremely strong 12-month period of outperformance at the time of our decision. We do not go into detail about the reasons underlying a decision to remove a manager, though we do talk in general terms about some of the reasons that could lead us to remove a manager. In this specific case we were concerned about turnover of key investment professionals, which ended up occurring. We appreciate Turner’s six years on the Equity Fund.

Taxes

So far this year the Equity Fund has realized gains of about 7.5% of net asset value. This is after distributing a small gain in 2013 and not distributing any gain in the four previous years. We will work with the sub-advisors to be tax aware in their decision-making over the rest of 2014. Our philosophy is to take advantage of opportunities to harvest tax losses and to try to minimize short-term capital gains, where practical and sensible. The risk and opportunity in specific stocks is always the primary driver of decisions.ii

Closing Thoughts

The Equity Fund’s strong performance this year, over the past year, and since 2008 is encouraging. However, we realize we have more work to do to rebuild this fund’s long-term record. Though the fund has outperformed its benchmark since its inception and over 15 years, a rough period from 2005 through 2008 tarnished the fund’s 10-year record, and pulled down what previously had been a very strong longer record. We believe we have a strong manager lineup on the fund and note that five of the seven sub-advisors were added during 2008 or later. The moves we have made support our continued focus on establishing an exceptional long-term record for the Equity Fund.

Fund Summary | 11

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Pat English	Fiduciary Management, Inc.	15%	All sizes	Blend
Andrew Ramer
Clyde McGregor	Harris Associates L.P.	15%	All sizes but mostly	Value
			large- and mid-sized
			companies
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and	Value
			mid-sized companies
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value
Frank Sands, Jr.	Sands Capital	17%	All sizes but mostly	Growth
A. Michael Sramek	Management, LLC		large- and mid-size
			companies
Richard Weiss	Wells Capital	13%	All sizes but mostly	Blend
	Management, Inc.		small-and mid-sized
			companies

[i]	The managers and their respective benchmarks are: Christopher Davis: S&P 500 Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr and Michael Sramek: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index; Pat English and Andrew Ramer: S&P 500 Index; Bill Nygren: Russell 3000 Value Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund

12 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

schedule of investments in securities at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 94.1%

Consumer Discretionary: 15.5%
25,800	Amazon.com, Inc.*	$8,379,324
197,900	Chico’s FAS, Inc.	3,356,384
68,200	Comcast Corp. - Class A	3,637,106
178,000	General Motors Co.	6,461,400
116,000	HSN, Inc.	6,871,840
154,000	Interpublic Group of Companies, Inc.	3,004,540
76,700	Lear Corp.	6,850,844
145,000	Liberty Interactive Corp. - Class A*	4,257,200
33,500	Naspers Ltd. - Class N	3,946,925
294,500	Pirelli & C. SpA	4,725,328
3,500	Priceline Group, Inc. (The)*	4,210,500
79,000	Shutterfly, Inc.*	3,401,740
44,491	Target Corp.	2,578,253
86,000	Twenty-First Century Fox, Inc. - Class B	2,943,780
96,500	Urban Outfitters, Inc.*	3,267,490
		67,892,654
Consumer Staples: 3.4%
91,296	ConAgra Foods, Inc.	2,709,665
17,620	Costco Wholesale Corp.	2,029,119
42,500	Henkel AG & Co. KGaA	4,276,567
33,834	Kellogg Co.	2,222,894
93,078	Sysco Corp.	3,485,771
		14,724,016
Energy: 9.5%
50,000	Apache Corp.	5,031,000
54,500	Baker Hughes, Inc.	4,057,525
136,710	Canadian Natural Resources Ltd.	6,276,356
83,000	Devon Energy Corp.	6,590,200
98,450	Frank’s International N.V.	2,421,870
44,250	Imperial Oil Ltd.	2,328,878
56,700	National Oilwell Varco, Inc.	4,669,245
88,000	Newfield Exploration Co.*	3,889,600
52,100	Schlumberger Ltd.	6,145,195
		41,409,869
Finance: 20.2%
139,240	American Express Co.	13,209,699
80,000	American International Group, Inc.	4,366,400
284,000	Bank of America Corp.	4,365,080
506,920	Bank of New York Mellon Corp.	18,999,361
56	Berkshire Hathaway, Inc. - Class A*	10,634,428
35,000	Berkshire Hathaway, Inc. - Class B*	4,429,600
99,500	Blackstone Group L.P. (The)	3,327,280
23,538	BOK Financial Corp.	1,567,631
55,000	Capital One Financial Corp.	4,543,000
13,000	Fairfax Financial Holdings Ltd.	6,142,536
69,000	JPMorgan Chase & Co.	3,975,780
53,080	Loews Corp.	2,336,051
51,386	Northern Trust Corp.	3,299,495
70,500	PacWest Bancorp.	3,043,485
43,365	ProAssurance Corp.	1,925,406
43,580	Wells Fargo & Co.	2,290,565
		88,455,797
Health Care, Pharmaceuticals & Biotechnology: 8.7%
22,800	Alexion Pharmaceuticals, Inc.*	3,562,500
27,600	athenahealth, Inc.*	3,453,588
98,900	Health Net, Inc.*	4,108,306
67,500	Medtronic, Inc.	4,303,800
45,900	Myriad Genetics, Inc.*	1,786,428
91,600	Omnicare, Inc.	6,097,812
170,577	Patterson Companies, Inc.	6,739,497
16,400	Regeneron Pharmaceuticals, Inc.*	4,632,508
40,900	UnitedHealth Group, Inc.	3,343,575
		38,028,014
Industrials: 6.9%
31,500	3M Co.	4,512,060
46,500	Adecco S.A.	3,827,592
137,300	Atlas Air Worldwide Holdings, Inc.*	5,059,505
20,502	Clean Harbors, Inc.*	1,317,254
30,500	FedEx Corp.	4,617,090
190,500	Herman Miller, Inc.	5,760,720
72,100	Hertz Global Holdings, Inc.*	2,020,963
78,913	Xylem, Inc.	3,083,920
		30,199,104
Materials: 5.0%
74,000	Freeport-McMoRan, Inc.	2,701,000
71,430	Goldcorp, Inc.	1,993,611
34,000	Monsanto Co.	4,241,160
55,559	Mosaic Co. (The)	2,747,393
179,000	Potash Corp. of Saskatchewan, Inc.	6,794,840
47,300	Royal Gold, Inc.	3,600,476
		22,078,480
Technology: 23.7%
62,000	Accenture Plc - Class A	5,012,080
45,000	Akamai Technologies, Inc.*	2,747,700
98,200	ARM Holdings Plc - ADR	4,442,568
91,500	Arrow Electronics, Inc.*	5,527,515
27,600	Baidu, Inc. - ADR*	5,155,956
81,400	Facebook, Inc. - Class A*	5,477,406
168,500	Global Eagle Entertainment, Inc.*	2,089,400
19,050	Google, Inc. - Class A*	11,137,964
12,050	Google, Inc. - Class C*	6,932,124
134,000	Intel Corp.	4,140,600
193,000	Itron, Inc.*	7,826,150
119,977	MKS Instruments, Inc.	3,748,081
282,000	Oracle Corp.	11,429,460
261,000	Polycom, Inc.*	3,270,330
93,400	salesforce.com, Inc.*	5,424,672
72,000	TE Connectivity Ltd.	4,452,480
78,000	Teradata Corp.*	3,135,600
54,550	Visa, Inc. - Class A	11,494,231
		103,444,317
Utilities: 1.2%
220,000	Calpine Corp.*	5,238,200

TOTAL COMMON STOCKS
(cost $299,335,805)		411,470,451

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 13

Litman Gregory Masters Equity Fund

schedule of investments in securities at June 30, 2014 (Unaudited)

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 5.7%
REPURCHASE AGREEMENTS: 5.7%
$24,940,000	FICC, 0.000%, 06/30/2014, due 07/01/2014 [collateral: par value $25,620,000, U.S. Treasury Note, 0.625%, due 05/31/2017; value $25,459,875] (proceeds $24,940,000)	$24,940,000

TOTAL REPURCHASE AGREEMENTS
(cost $24,940,000)		24,940,000

TOTAL SHORT-TERM INVESTMENTS
(cost $24,940,000)		24,940,000

TOTAL INVESTMENTS IN SECURITIES
(cost $324,275,805): 99.8%		436,410,451

Other Assets in Excess of Liabilities: 0.2%		823,264

Net Assets: 100.0%		$437,233,715

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

14 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

Litman Gregory Masters International Fund rose 4.3% during the first half of 2014, while its primary benchmark, the Russell Global ex-U.S. Large Cap Index, was up 6.2%. The MSCI EAFE Index, an index that does not include emerging markets, returned 5.1% for the same period. The fund outperformed its average peer (up 3.8%) in the Morningstar Foreign Large Blend Category.

Litman Gregory Masters International Fund
Performance as of 6/30/2014

	Average Annual Total Returns
	Three-	Year-to-	One-	Three-	Five-	Ten-	Fifteen-	Since
	Month	Date	Year	Year	Year	Year	Year	Inception
Institutional Class (12/1/1997)	4.67%	4.32%	20.92%	6.96%	12.04%	8.93%	7.96%	9.06%
Russell Global ex-U.S. Large Cap Index	5.27%	6.21%	23.34%	6.55%	12.19%	8.53%	5.90%	6.82%
S&P Global (ex U.S.) LargeMidCap Index	5.56%	6.13%	22.34%	6.26%	11.68%	8.41%	5.89%	6.76%
MSCI EAFE Index	5.25%	5.14%	24.08%	8.59%	12.26%	7.42%	5.03%	6.02%
Morningstar Foreign Large Blend Category Average	3.68%	3.79%	20.89%	6.56%	11.12%	6.49%	4.08%	4.93%
Investor Class (4/30/2009)	4.59%	4.24%	20.60%	6.68%	11.79%	n/a	n/a	13.68%
Russell Global ex-U.S. Large Cap Index	5.27%	6.21%	23.34%	6.55%	12.19%	n/a	n/a	14.36%
S&P Global (ex U.S.) LargeMidCap Index	5.56%	6.13%	22.34%	6.26%	11.68%	n/a	n/a	13.87%
MSCI EAFE Index	5.25%	5.14%	24.08%	8.59%	12.26%	n/a	n/a	14.21%
Morningstar Foreign Large Blend Category Average	3.68%	3.79%	20.89%	6.56%	11.12%	n/a	n/a	13.13%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Institutional Class were 1.30% and 1.07%, respectively; and for the Investor Class were 1.55% and 1.32%, respectively. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The Investor Share Class imposes a 2% redemption fee on shares held less than 180 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

Despite lagging its benchmark so far this year, the International Fund’s longer-term relative performance remains extremely strong. Since its inception on December 1, 1997, the International Fund has returned 9.1%, annualized, which compares to the Russell Global ex-U.S. Large Cap Index return of 6.8% and the EAFE Index return of 6.0%. It has outperformed all of its benchmarks (Russell, MSCI EAFE, Morningstar, and its previous S&P Global (ex U.S.) LargeMidCap Index benchmark) over 15 years and 10 years, and beat all but one over three years.

In addition to strong returns relative to its benchmarks, the fund continues to rank very high relative to its peers. The table below shows the International Fund’s ranking relative to the Morningstar Foreign Large Blend Category (lower numbers represent better rankings).

Litman Gregory Masters International Fund

 Morningstar Foreign Large Blend Peer Group Rankings

 Based on Total Fund Returns

 As of June 30, 2014

	Rankings
	One-Year	Three-Year	Five-Year	Ten-Year	Fifteen-Year
% Rank in Category	52%	45%	28%	13%	9%
Funds in Category	770	677	602	319	175

Fund Summary | 15

Performance of Managers

In the first half of the year, two of the six sub-advisors outperformed their respective benchmarks.i

The year-to-date performance of these six sub-advisors as of June 30 ranged from a 1.8% loss to a 15.6% gain. Over shorter periods, a few sub-advisors may underperform but it is the longer-term performance that matters most in assessing our sub-advisors’ performance or the overall fund’s performance. In that regard we’re pleased to report that all five of the long-tenured managers— those with at least three years with the fund—are ahead of their benchmarks since their respective inception dates as sub-advisors on the fund. (It is also worth noting that all other sub-advisors who have ever run a portion of the International Fund outperformed their respective benchmarks during their tenure with the fund—this includes fired managers and one who passed away early in the fund’s history.)

Key Performance Drivers

Sector allocation, a byproduct of our managers’ stock picking, slightly detracted from overall performance during the first six months of the year. An overweight to the Consumer Discretionary sector and an underweight to Energy hurt relative performance slightly. However, in both sectors stock selection was good, offsetting the performance drag somewhat. Looking at attribution from a regional perspective, region and country allocation, also an indirect outcome of stock selection, was a slight negative for the period. An overweight to the United Kingdom detracted slightly from performance.

Stock selection was the primary driver behind the fund’s relative underperformance during the first half of the year. Among the leading detractors was Novadaq Technologies, Inc., down over 20% for the period. Novadaq is a health care imaging solutions company developing intraoperative enhancement of real-time blood flow imaging technology. Jim Gendelman, the sub-advisor who owns this stock, says this technology accurately perceives the differences in tissue blood flow that are beyond the capability of the human eye to see. He notes it has been shown it can improve wound healing, enhance tumor excision accuracy, and reduce the overall financial impact of perioperative complications. Commenting on Novadaq’s recent performance, Gendelman says, “The stock has underperformed recently due to a contractual issue regarding a piece of the legacy business, which is not central to our long-term thesis. We own the stock for newly-launched technologies which will serve as the core growth drivers for the company on a going-forward basis. We believe the stock is worth at least 2x the current valuation and it is oversold based on short-term issues.”

Another Gendelman stock that detracted from performance was Wynn Macau Ltd., which was purchased in the first quarter. Gendelman believes the Macau gaming market remains a solid growth market over the next 10 years and that Wynn Macau is poised to execute well into the future given the strength of its management team and the robust pipeline relative to its peers. Gendelman continues to have confidence in his outlook for Wynn Palace, their new property on the Cotai Strip, scheduled to open in 2016. His valuation assessment is based on metrics such as the EV/EBITDA multiple (i.e., enterprise value divided by earnings before interest, taxes, depreciation, and amortization), earnings per share, and free cash flow. He currently views the stock as trading in the middle of its longer-term valuation ranges. The Macau market grew faster than expected in calendar year 2013 and the first quarter 2014, and has since slowed to a more normal rate on tougher comparisons, as well as slower economic growth in China. Gendelman remains confident in the long-term growth potential of Macau as increased transportation access through high-speed rail, light rail, ferries, and eventually a Hong Kong-Macau bridge should continue to allow for Macau to penetrate further into China as a top travel destination choice.

Daiwa Securities, Inc., which has been a long-term holding and has contributed nicely to performance for over a year, declined over 10% during the first half. David Herro of Harris Associates owns this stock and continues to believe Daiwa will benefit from a shift from savings (over 50% of Japanese individuals’ assets are in cash) to equity investing in Japan. After over 20 years of deflation in Japan the government is implementing policies designed to increase inflation and help spur the shift to investing. This growth is a tailwind for asset management-related businesses in Japan. Additionally, management is focused on the fee-based business versus the history of transaction-based businesses. Daiwa’s balance sheet remains very strong with Tier 1 capital above 16%. The stock prices of banking and brokerage businesses including Daiwa Securities Group suffered recently mainly as a result of general market weakness in Japan. Even though the company’s stock price has experienced some short-term pressure, Herro’s confidence in this investment remains intact, and it has been trading at about a 40% discount to their estimate of intrinsic value.

16 | Litman Gregory Funds Trust

Top Contributors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Country	Economic Sector
Numericable Group S.A.	1.74%	0.99%	France	Consumer Discretionary
Estacio Participacoes S.A.	1.35%	0.63%	Brazil	Consumer Discretionary
Associated British Foods Plc	1.66%	0.49%	United Kingdom	Consumer Staples
Trican Well Service Ltd.	1.37%	0.43%	Canada	Energy
BRF S.A.	0.76%	0.34%	Brazil	Consumer Staples
Canadian Pacific Railway Ltd.	1.31%	0.32%	Canada	Industrials
Valeo S.A.	1.56%	0.31%	France	Consumer Discretionary
Noble Group Ltd.	0.77%	0.27%	Singapore	Industrials
Daimler AG	2.21%	0.25%	Germany	Consumer Discretionary
Baidu, Inc. ADR	2.19%	0.25%	China	Technology
Greatview Aseptic Packaging Co. Ltd.	1.55%	0.23%	Hong Kong	Materials

Top Detractors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Country	Economic Sector
Yandex N.V. - Class A	0.34%	-0.24%	Russia	Technology
ARM Holdings Plc	1.16%	-0.22%	United Kingdom	Technology
Tom Tailor Holding AG	1.07%	-0.20%	Germany	Consumer Discretionary
Daiwa Securities Group, Inc.	1.66%	-0.18%	Japan	Financials
Novadaq Technologies, Inc.	0.56%	-0.16%	Canada	Health Care
Lululemon Athletica, Inc.	0.07%	-0.16%	Canada	Consumer Discretionary
BNP Paribas S.A.	1.40%	-0.16%	France	Financials
Wynn Macau Ltd.	0.47%	-0.14%	Hong Kong	Consumer Discretionary
CNH Industrial N.V.	1.67%	-0.14%	Netherlands	Industrials
Don Quijote Holdings Co. Ltd.	1.73%	-0.13%	Japan	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Among the notable outperformers during the first half was Numericable Group S.A., a French cable company. Numericable owns and operates the largest broadband cable network in France, and holds a leading market share—above 50%—in the high-speed broadband segment (commonly defined as data speeds exceeding 30 megabits per second). Thornburg (one of the fund’s sub-advisors) invested in Numericable anticipating growth in its high-speed broadband business as rising data consumption challenged available network speeds, and potential industry consolidation. In the second quarter, Numericable posted solid organic growth and also announced its acquisition of Vivendi’s telecoms division SFR, which is the second largest wireless telecom provider in France. This transformative and synergistic purchase gives Numericable a distinctive “quad-play” customer offering (voice, video, data, and mobile) and positions the company as the No. 2 integrated communications network in France. Thornburg is optimistic regarding the combined entity’s potential to realize meaningful synergies across its operations, in addition to potentially benefiting from further consolidation in the French telecom industry. In their view, the potential of these opportunities is only partially reflected in the company’s current market valuation.

Daimler AG, another long-term holding that has generated good returns for the fund thus far, was up over 10% during the period. Northern Cross, the sub -advisor who owns this stock, attributes this performance to increased confidence in Daimler’s product lineup, which has driven up market expectations for operating margins in its Mercedes division. The Northern Cross team believes that the combination of a strong brand and technology gives Daimler’s premium automobiles solid pricing power, and opportunities for elevated margins through the cycle. In addition, they remain confident that demand for premium autos in China, as well as the United States, will remain strong, with Daimler benefitting from a very strong product lineup over the next 2–3 years. Despite concerns about a slowdown in economic activity in China, premium auto demand has remained very solid there, with Mercedes gaining some share after years of lagging its German competitors. Meanwhile, Northern Cross believes Daimler’s truck operations will be strong beneficiaries of a gradual recovery in industrial activity in the United States and Western Europe. Truck orders and deliveries in Europe have been well below replacement level for several years, so even a modest uptick in growth should drive demand higher.

In prior reports, we have talked about Greatview Aseptic Packaging Co. Ltd., maker of bacteria-free packaging typically used in milk and juice cartons. The sub-advisor who owns this stock believes Greatview has a structural opportunity to benefit from the growth in milk and juice consumption in countries like China. This stock was first purchased in the fund in January 2013. In the first quarter the stock declined as its new German plant experienced difficulties the sub-advisor believed were short term in nature. As a result, he added to the stock on price weakness. In the second quarter the stock was up strongly so that it now ranks among the top contributors to performance during the first half of the year.

Fund Summary | 17

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of mid-year.

As with all Litman Gregory Masters equity funds, the primary focus of the International Fund is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. We believe one explanation for the International Fund’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Noteworthy portfolio facts include:

•	The fund’s sector positioning, a byproduct of the sub-advisors’ stock selection, shifted during the past six months. Exposure to the Financial sector decreased nearly six percentage points, while exposure to the Consumer Discretionary sector increased about three percentage points. The latter is also the largest active weighting the fund has versus its benchmark, the Russell Global ex-U.S. Large Cap index (26.9% versus 10.9%). The fund’s largest underweight is to the Financial sector (14.3% versus 26.1%). Another notable underweight is to the Energy sector (3.9% versus 9.7%).

•	Regionally, the fund remains overweight to Europe (57.6% versus 51.0%) and underweight to Japan (9.5% versus 13.1%). The fund is also underweight to Asia ex-Japan by over eight percentage points (8.2% versus 16.6% for the index). As of the end of June, the fund had an 11% weighting to emerging markets, which compares to the benchmark weighting of 16%.

The fund’s market-cap breakout did not change materially during the first six months of 2014. As of June 30, the fund had an allocation of 11.0% to small-cap stocks (market-cap less than $3.1 billion), 25.7% to mid-cap stocks ($3.1 billion to $15 billion), and 59.4% to large-cap stocks (greater than $15 billion). The remaining 6.6% was allocated to cash.

By Sector

	Sector Allocation
			Russell
			Global ex-U.S.
	Fund	Fund	Large Cap
	as of	as of	Index as of
	6/30/14	12/31/13	6/30/14
Consumer Discretionary	26.9%	23.6%	10.9%
Consumer Staples	7.6%	5.6%	9.5%
Energy	3.9%	3.4%	9.7%
Finance	14.3%	20.2%	26.1%
Health Care & Pharmaceuticals	10.3%	9.0%	8.1%
Industrials	14.2%	12.1%	11.3%
Materials	8.2%	7.9%	8.2%
Technology	10.8%	10.7%	7.4%
Telecom	0.0%	3.1%	4.9%
Utilities	0.0%	0.0%	3.6%
Cash Equivalents & Other	3.8%	4.4%	0.3%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			Russell
			Global ex-U.S.
	Fund	Fund	Large Cap
	as of	as of	Index as of
	6/30/14	12/31/13	6/30/14
Africa	0.4%	0.4%	1.7%
Australia/New Zealand	2.6%	2.5%	5.4%
Asia (ex Japan)	8.3%	11.6%	16.6%
Japan	9.5%	9.1%	13.1%
Western Europe & UK	57.5%	58.4%	51.0%
Latin America	5.1%	3.7%	3.9%
North America	12.1%	9.8%	7.7%
Middle East	0.6%	0.0%	0.5%
Cash Equivalents & Other	3.8%	4.4%	0.1%
	100.0%	100.0%	100.0%

18 | Litman Gregory Funds Trust

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $3.08 billion	Small-Cap < $3.08 billion
Developed Markets Large and Mid-Cap > $3.08 billion	Mid-Cap $3.08 billion - $15 billion
Large-Cap > $15 billion
* Totals may not add up to 100% due to rounding

Manager Change

As a result of the departure of portfolio manager Amit Wadhwaney from Third Avenue, the firm was removed as a sub-advisor on the Litman Gregory Masters International Fund effective June 16, 2014. Amit Wadhwaney was the sole portfolio manager on our sleeve and the key reason for our confidence in Third Avenue. Third Avenue was a sub-advisor since February 2005. Over his long tenure with us, Wadhwaney performed well and beat his underlying benchmark. We thank him for his hard work and diligence in managing our portfolio.

We are not adding another manager to Litman Gregory Masters International Fund at this time. We were aware of Wadhwaney’s pending departure for some time, and have been conducting due diligence on other managers. However, with six other managers on the fund there is no pressing portfolio need to add to the manager lineup now. We will continue to look at other managers and will consider expanding our lineup if our research identifies a candidate that meets our very demanding criteria. Since we did not “replace” Third Avenue, the assets from their sleeve were therefore reallocated among the fund’s other six sub-advisors in a manner that generally maintains the fund’s overall core or blend style. With six sub-advisors, we believe the fund remains very well diversified.

Taxes

Taxable shareholders of Litman Gregory Masters International Fund have continued to benefit from tax loss carryforwards leftover from the financial crisis. Because of these tax losses we believe that it is extremely unlikely that the fund will make a capital gain distribution in 2014, and also very possible that there will be no gain distribution in 2015.ii

Closing Comments

We continue to be pleased with the record that Litman Gregory Masters International Fund has been able to deliver to its shareholders over many years. We’re also gratified that this success was built with market-beating returns from virtually all the sub-advisors who worked for the fund over its life. However, we and our sub-advisors all realize that we cannot be complacent and that we must continue to execute our investment processes with great discipline and skill to continue to carry forward this success.

With over five years having passed since the worst of the financial crisis, some insights can be gained from looking on this fund’s long-term returns. Despite a horrific loss in 2008, the worst year for the global stock markets since the Great Depression, the fund’s 10-year annualized return is 8.9% through June. That return seems pretty good given that this period incorporates that truly frightening 2008 bear market. While we have a healthy respect for stock-market risk and believe it is essential for investors to understand their own risk tolerance when determining the equity allocation within their overall portfolio, this period once again teaches investors the value of a long time horizon. And while sticking to one’s guns over the long run does not guarantee success, doing so with a quality equity fund is, more often than not, likely to generate a satisfactory return. On the other hand, we believe it is much harder to find success by trying to outsmart the markets. We continue to work very hard to generate results that build and sustain your confidence in Litman Gregory Masters International Fund as an exceptionally high quality core international equity fund.

Fund Summary | 19

Litman Gregory Masters International Fund Managers

			MARKET
		TARGET	CAPITALIZATION	STOCK-PICKING
INVESTMENT		MANAGER	OF COMPANIES
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries	Thornburg Investment	18%	All sizes	Eclectic, may invest
Vinson Walden	Management, Inc.			in traditional value
				stocks or growth
				stocks
James Gendelman	Marsico Capital	13%	All sizes, but mostly	Growth
	Management, LLC		large- and mid-sized
			companies
David Herro	Harris Associates L.P.	20%	All sizes but mostly	Value
			large- and mid-sized
			companies
Howard Appleby	Northern Cross, LLC	18%	Mostly large- and mid-	Blend
Jean-Francois Ducrest			sized companies
Jim LaTorre
Mark Little	Lazard Asset Management LLC	18%	All sizes	Blend
Jean-Marc Berteaux	Wellington Management	13%	All sizes	Growth
	Company, LLP

[i]	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global (ex U.S.) LargeMidCap Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index; Mark Little: S&P Global (ex U.S.) LargeMidCap Index; Jean-Marc Berteaux: MSCI All Countries World Growth ex U.S. Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2014 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

20 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund

schedule of investments in securities at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 96.1%

Australia: 2.6%
737,200	Ansell Ltd.	$13,778,829
11,050,085	Incitec Pivot Ltd.	30,204,238
		43,983,067
Belgium: 1.3%
189,980	Anheuser-Busch InBev N.V.	21,821,714
Brazil: 2.9%
788,000	BRF - Brasil Foods S.A.	19,095,661
2,325,800	Estacio Participacoes S.A.	30,872,050
		49,967,711
Canada: 8.8%
157,808	Canadian Pacific Railway Ltd.	28,572,907
209,477	Dollarama, Inc.	17,236,505
1,004,278	Novadaq Technologies, Inc.*	16,550,501
657,750	Potash Corp. of Saskatchewan, Inc.	24,968,190
1,775,735	Trican Well Services Ltd.	28,657,251
255,688	Valeant Pharmaceuticals
	International, Inc.*	32,247,371
		148,232,725
China: 2.8%
250,152	Baidu, Inc. - ADR*	46,730,895
Denmark: 1.1%
392,395	Novo Nordisk A/S - Class B	18,056,885
Finland: 2.0%
687,710	Sampo Oyj - Class A	34,788,748
France: 12.2%
780,470	AXA S.A.	18,650,698
384,200	BNP Paribas S.A.	26,060,108
305,400	Danone S.A.	22,678,156
223,274	Essilor International S.A.	23,674,379
392,454	Numericable Group S.A.*	23,372,062
224,471	Renault S.A.	20,291,799
277,623	Safran S.A.	18,173,502
277,272	Schneider Electric S.A.	26,097,430
208,660	Valeo S.A.	28,020,957
		207,019,091
Germany: 8.6%
181,600	Allianz SE	30,256,971
43,206	Continental AG	10,005,414
383,589	Daimler AG	35,920,409
83,446	Linde AG	17,741,731
231,928	SAP AG	17,908,174
940,255	Tom Tailor Holding AG*	18,085,936
368,427	Wirecard AG	15,903,563
		145,822,198
Greece: 1.1%
8,143,630	Piraeus Bank S.A.*	18,061,427
Hong Kong: 3.2%
783,000	Cheung Kong Holdings Ltd.	13,881,295
38,345,790	Greatview Aseptic Packaging Co. Ltd.	26,222,558
3,411,200	Wynn Macau Ltd.	13,424,203
		53,528,056
Ireland: 1.2%
94,940	Actavis Plc*	21,176,367
Japan: 9.5%
667,400	Canon, Inc.	21,719,494
3,251,000	Daiwa Securities Group, Inc.	28,150,938
538,700	Don Quijote Holdings Co. Ltd.	30,051,886
115,600	FANUC Corp.	19,940,087
733,700	Honda Motor Co. Ltd.	25,622,995
32,800	Keyence Corp.	14,312,757
5,405,475	Taiheiyo Cement Corp.	21,775,610
		161,573,767
Malaysia: 1.3%
29,885,725	AirAsia BHD	21,406,779
Mexico: 0.8%
3,588,248	Alsea S.A.B. de C.V.*	12,905,924
Netherlands: 2.9%
241,242	ASML Holding N.V.	22,461,808
2,534,300	CNH Industrial N.V.*	26,021,858
		48,483,666
Panama: 1.4%
162,909	Copa Holdings S.A. - Class A	23,225,936
Philippines: 1.0%
20,397,700	Alliance Global Group, Inc.	13,598,467
10,786,010	LT Group, Inc.	3,647,228
		17,245,695
South Africa: 0.4%
996,640	Mediclinic International Ltd.	7,661,556
Spain: 3.0%
533,690	Atresmedia Corp de Medios de
	Comunicaion S.A.	7,642,576
1,734,462	Banco Bilbao Vizcaya Argentaria S.A.	22,104,813
978,658	Ferrovial S.A.	21,792,349
		51,539,738
Sweden: 1.2%
796,196	Electrolux AB - Class B	20,117,683
Switzerland: 7.4%
122,181	Cie Financiere Richemont S.A.	12,819,464
1,403,851	Credit Suisse Group AG	40,143,949
153,600	Kuehne & Nagel International AG	20,437,278
135,718	Roche Holdings AG	40,477,432
19,230	Swatch Group AG (The)	11,611,507
		125,489,630
Turkey: 0.6%
1,329,080	Turkiye Halk Bankasi AS	9,973,981

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 21

Litman Gregory Masters International Fund

schedule of investments in securities at June 30, 2014 (Unaudited)

Shares		Value
United Kingdom: 15.5%
1,269,027	ARM Holdings Plc	$19,123,065
379,350	Associated British Foods Plc	19,783,733
824,126	BG Group Plc	17,408,899
996,264	Burberry Group Plc	25,271,227
1,873,621	Carpetright Plc*	16,023,688
231,889	Delphi Automotive Plc	15,940,050
1,300,936	Diageo Plc	41,522,004
968,389	Domino’s Pizza Group Plc	8,679,443
358,000	Ensco Plc - Class A	19,894,060
1,909,303	Informa Plc	15,643,038
2,033,517	Rexam Plc	18,608,541
1,132,801	Rolls-Royce Holdings Plc	20,712,955
1,892,437	Telecity Group Plc	24,406,388
		263,017,091
United States: 3.3%
1,305,563	Liberty Global Plc - Class C*	55,238,371

TOTAL COMMON STOCKS
(cost $1,355,789,825)		1,627,068,701

PREFERRED STOCKS: 0.0%
United Kingdom: 0.0%
	Rolls-Royce Holdings Plc*
133,515,456	3.375%	228,372

PREFERRED STOCKS: 0.0%
(cost $224,720)		228,372

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 3.7%
REPURCHASE AGREEMENTS: 3.7%
$62,112,000	FICC, 0.000%, 06/30/2014, due
07/01/2014 [collateral: par value
$63,770,000, U.S. Treasury Note,
0.625%, due 05/31/2017; value
$63,371,438] (proceeds $62,112,000)		$62,112,000

TOTAL REPURCHASE AGREEMENTS
(cost $62,112,000)		62,112,000

TOTAL SHORT-TERM INVESTMENTS
(cost $62,112,000)		62,112,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,418,126,545): 99.8%		1,689,409,073

Other Assets in Excess of Liabilities: 0.2%		2,973,851

Net Assets: 100.0%		$1,692,382,924

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
BDR	Brazilian Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

22 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund had a very strong first half of 2014, gaining 7.5% compared to the Russell 2000 benchmark’s 3.2% return. The fund is also ahead of the benchmark by a healthy margin over each of the trailing one-, three-, and five-year periods. Over the past 10 years and since inception (June 2003), however, the fund’s annualized returns narrowly trail the benchmark. The fund’s longer-term numbers are due to poor performance in 2006 and 2008 but it has since been closing the performance gap. Since the beginning of 2009, the fund’s annualized return of 26.4% compares very favorably to the benchmark’s 21.1% return.

Litman Gregory Masters Smaller Companies Fund
Performance as of 6/30/2014

	Average Annual Total Returns
	Three-	Year-to-	One-	Three-	Five-	Ten-	Since
	Month	Date	Year	Year	Year	Year	Inception
Institutional Class (6/30/2003)	3.64%	7.50%	25.97%	16.00%	22.47%	8.37%	10.54%
Russell 2000 Index	2.05%	3.19%	23.64%	14.57%	20.21%	8.70%	10.74%
Morningstar Small Blend Category	2.31%	3.79%	23.79%	14.04%	19.74%	8.31%	10.37%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Smaller Companies Fund were 1.54% and 1.44%, respectively. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2003. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of Managers

This year through June, two of the fund’s three managers posted higher returns than their respective benchmarks. The underperforming manager lagged only slightly, while the other two managers materially outperformed their benchmarks. Looking at the managers’ longer-term performance, two managers have been on the fund since its June 2003 inception, while one has been on the fund for just over six years. Each of these three managers is comfortably ahead of their respective benchmarks on an annualized basis over their full tenure on the fund.i

Key Performance Drivers

Stock selection was the key driver of the fund’s relative outperformance during the first half of the year. However, as is always the case, there were noteworthy contributors and detractors in the period.

The best-performing stock and largest contributor in the six-month period was InterDigital, Inc., which gained nearly 63%. Manager Dennis Bryan of FPA Capital says InterDigital allows him to participate in mobile wireless communications growth without taking sides on which smartphone, tablet, or e-reader companies will hold the largest market share in the future. Instead of betting on a specific wireless player, Bryan identified InterDigital, which supplies mobile technology to all of the mobile players, and to date, has obtained or applied for approximately 20,000 patents. The company is on the plaintiff side of a handful of lawsuits of magnitude over use of its technology. FPA was able to corroborate the company’s claim that everyone is using its technology, so the issue is not whether InterDigital is right about its claims, but about what the ultimate fee structure will be. As such, if they win, it is not only about future royalty payments but also back payments, which Bryan estimates will be hundreds of millions of dollars. FPA’s analysis suggests that the upside/downside ratio for the stock price is quite favorable. Recently, Samsung signed a 10-year deal with the company.

The second-largest contributor in the first half of 2014 was Approach Resources, Inc. Jeff Bronchick of Cove Street Capital owns Approach Resources due to its position as a low-cost oil and gas producer with low-cost acreage on the southern edge of the Permian basin. Bronchick’s estimate of Approach Resources’ fundamental value has not changed over the past six months, and his price target for the stock remains in the mid-$30s (more than 30% above its price as of June 30, 2014). The stock performed well in the second quarter primarily due to its extremely low relative valuation at the beginning of the year. Approach Resources still trades at a material discount to any other oil and gas producer, and just barely above the present value of 10-year proved oil and gas reserves. As of June 30, the stock was the largest holding in Bronchick’s sleeve at nearly 15%, and was the largest weighting in the Smaller Companies portfolio, at just under 4% of the fund.

Fund Summary | 23

Cimarex Energy Co. an oil and gas exploration and production company, gained 37% this year through June, and was the third-largest contributor in the period. The stock was added to the portfolio in the second quarter of 2013 at an average cost of nearly $81 per share, and it has appreciated to a price of $143 at the end of June. Manager Dick Weiss of Wells Capital says that Cimarex’s stock price continues to benefit from a domestic energy boom, as the company is a leading company in the Permian Basin, a region at the forefront of U.S. exploration and production. The company’s production growth prospects may still not be reflected into the company’s valuation, and Weiss believes it’s possible that growth could accelerate in 2015. Weiss modestly trimmed the position at the end of the six-month period, but the stock remains one of the largest positions in his sleeve of the portfolio.

Top Contributors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Economic Sector
InterDigital, Inc.	1.54%	0.98%	Information Technology
Approach Resources, Inc.	3.23%	0.84%	Energy
Cimarex Energy Co.	2.16%	0.75%	Energy
ARRIS Group, Inc.	2.14%	0.74%	Information Technology
International Game Technology	0.79%	0.61%	Consumer Discretionary
Delta Air Lines, Inc.	1.55%	0.52%	Industrials
Best Buy Co., Inc.	1.38%	0.52%	Consumer Discretionary
Rosetta Resources, Inc.	2.04%	0.48%	Energy
Taminco Corp.	3.24%	0.47%	Materials
Chimera Investment Corp.	2.92%	0.44%	Financials

Top Detractors as of the Six Months Ended June 30, 2014

	Period End	Contribution
Company Name	Weight	to Return	Economic Sector
NeuStar, Inc. - Class A	0.54%	-0.46%	Technology
Ocwen Financial Corp.	0.35%	-0.40%	Financials
Arrowhead Research Corp.	0.23%	-0.39%	Health Care
E.W. Scripps Co. - Class A	0.87%	-0.38%	Consumer Discretionary
SunPower Corp.	1.32%	-0.34%	Information Technology
Roundys, Inc.	0.72%	-0.33%	Consumer Staples
Taser International, Inc.	1.66%	-0.31%	Industrials
Forestar Group, Inc.	2.79%	-0.25%	Financials
Vitamin Shoppe, Inc.	1.23%	-0.22%	Consumer Discretionary
Air Methods Corp.	0.27%	-0.20%	Health Care

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

In terms of detractors, Taser International, Inc., a maker of conducted electrical weapons used in law enforcement and the military, was the poorest-performing stock in the six-month period. The stock declined 16% and was among the largest detractors in the period. In a recent quarterly earnings release, Taser’s year-over-year quarterly revenues increased nearly 19% to $36 million, beating analysts’ estimates of $34 million in quarterly revenue. Despite these positive numbers, the stock experienced a dip. The loss may be attributed to an EBITDA drop to $7.2 million from $7.7 million in the year-ago period, or a 7.6% decrease in income from operations to $4.9 million. Weiss has been adding to his position on the stock’s price decline.

24 | Litman Gregory Funds Trust

From a sector-allocation standpoint, Energy was among the best-performing sectors during the first half of the year, and with a weighting approaching triple that of the benchmark (15.0% versus 5.7%), the sector was the largest contributor to fund performance. The Information Technology, Consumer Discretionary, and Materials sectors also contributed to the fund’s outperformance versus the Russell 2000. Performance was driven by stock selection rather than sector allocation, as InterDigital, International Game Technology, ARRIS Group, Taminco, and Best Buy were among the best performers in the period. Financials were a large underweight relative to the benchmark (8.9% versus 23.1%), and detracted mildly from performance. Strong financial stock picks such as Chimera (up 16%) were offset by poor performers such as Ocwen Financial (down 22%) and Forestar Group (down 17%).

Another detractor was a sizeable allocation to cash amid a positive gain for small-cap stocks in the period. Cash as a percentage of assets averaged nearly 20% of fund assets in the period, inching up from 19% at the beginning of the period. While cash at the fund level was largely unchanged in the period, there were meaningful shifts among the two value-oriented managers. Cash in the sleeve run by Jeff Bronchick increased from roughly 14% to nearly 24%. During the first six months, Bronchick made a number of successful sales and trimmed some strong-performing holdings. While he has added to some existing positions and initiated two new positions (International Game Technology and FNFV Group), he has not found additional investments that meet his criteria of “best idea.” Bronchick remains highly focused and patient in looking for his next compelling opportunity. Bryan, on the other hand, reduced his cash position from 31% at the beginning of the period, down to 18%. This is largely a function of his taking advantage of stock-price volatility to add to existing positions such as Apollo Education (for-profit secondary education) and Rosetta Resources (energy exploration and production) on price declines.

Portfolio Mix

As is often the case, the Litman Gregory Masters Smaller Companies Fund portfolio looks quite different than its benchmark. At the end of the period, the fund had only one significant sector overweight, Energy, which as mentioned above was nearly triple the weight of the benchmark’s 6.2% weight. This sector overweight was offset by a significant underweight to the Financial sector, at just below 9% of assets, compared to the benchmark’s 23.3% weight, as well as meaningful underweights to Health Care (3.5% versus 13.4%) and Industrials (10.6% versus 14.2%).

The fund’s weighted-average market capitalization as of mid-year was $4.6 billion, and the median market cap was $3.6 billion. Cash rose from 16% at the beginning of year to 18% at the end of June.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	6/30/14	12/31/13	6/30/2014
Consumer Discretionary	13.9%	14.6%	12.8%
Consumer Staples	0.8%	0.6%	3.6%
Energy	19.4%	11.4%	6.2%
Finance	9.0%	12.7%	23.3%
Health Care & Pharmaceuticals	3.5%	9.9%	13.4%
Industrials	10.6%	10.4%	14.2%
Materials	3.4%	8.2%	4.8%
Technology	19.5%	16.2%	17.7%
Telecom	0.0%	0.0%	0.7%
Utilities	0.0%	0.0%	3.3%
Exchange Traded Funds	2.0%	0.0%	0.0%
Cash Equivalents & Other	17.9%	16.0%	0.0%
	100.0%	100.0%	100.0%

Fund Summary | 25

By Market Capitalization	By Domicile

Market Capitalization:
Micro-Cap < $884 million

Small-Cap $884 million - $4.05 billion
Small/Mid-Cap 4.05 billion - $9.41 billion
Mid-Cap $9.41 billion - $27.1 billion
Large-Cap > $27.1 billion

Totals may not add up to 100% due to rounding

Manager Change

In mid-April, we removed Turner Investment Partners as sub-advisor of Litman Gregory Masters Smaller Companies Fund. This decision follows the news that Frank Sustersic, who managed Turner’s sleeve of the Smaller Companies Fund, was leaving the firm. The assets from Turner’s sleeve were allocated evenly among the other three sub-advisors: Dick Weiss (Wells Capital Management), Dennis Bryan (FPA Capital), and Jeff Bronchick (Cove Street Capital), each of whom have delivered strong returns relative to their benchmarks during their respective tenures on the fund. The after-fee annualized margin of outperformance for the three sub-advisors ranges from 2.2% to 3.6%, relative to their respective benchmarks, and we maintain strong conviction in each sub-advisor. We hold Sustersic in very high regard and are considering re-hiring him later this year now that he has joined another firm. But we are also looking for other sub-advisors who could be added to the fund. In the meantime, the fund remains diversified by investment style, and with almost 45 stocks, we are comfortable with the level of portfolio diversification in terms of number of holdings and sector exposure, and remain confident in the abilities of our investment managers and in the multi-manager structure of the fund.

Taxes

Taxable shareholders continue to benefit from the fund’s tax loss carryforwards left over from the 2008 bear market. It is extremely unlikely that the fund will make a capital gain distribution in 2014 and we also believe that a gain distribution in unlikely in 2015. It’s even quite possible that there will be tax losses still available to offset gains in 2017.ii

Closing Thoughts

We’re very pleased with the performance of Litman Gregory Masters Smaller Companies Fund in recent years, particularly the strong absolute and relative performance over the past three years given the fund’s quite high cash holdings during a period of very strong returns for small-cap stocks in general. And while there are never any guarantees, we believe our current sub-advisors are well-suited to continue their success.

The fund’s high cash position is unusual and will make it difficult for the fund to outperform if the small-cap stock market remains strong. However, many valuation indicators suggest small-cap stocks are expensive. If there is a market correction, the fund could be in a strong position to take advantage of market weakness by establishing new positions at lower prices.

26 |  Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized	Value
companies
Dennis Bryan	First Pacific Advisors, LLC	33-1/3%	Small- and mid-sized	Value
companies
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend

[i]	The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Dennis Bryan: Russell 2000 Value Index; Dick Weiss: Russell 2000 Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 27

Litman Gregory Masters Smaller Companies Fund

schedule of investments in securities at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 80.1%

Consumer Discretionary: 13.9%
24,600	Aaron’s, Inc.	$876,744
75,100	Apollo Education Group, Inc.*	2,346,875
34,800	Ascena Retail Group, Inc.*	595,080
58,400	Best Buy Co., Inc.	1,810,984
31,100	DeVry Education Group, Inc.	1,316,774
4,000	Graham Holdings Co. - Class B	2,872,440
150,000	International Game Technology	2,386,500
		12,205,397
Consumer Staples: 0.8%
126,000	Roundy’s, Inc.	694,260
Energy: 19.4%
200,000	Approach Resources, Inc.*	4,546,000
40,100	Atwood Oceanics, Inc.*	2,104,448
450,000	Carbon Natural Gas Co.* #	414,000
16,900	Cimarex Energy Co.	2,424,474
81,000	Denbury Resources, Inc.	1,495,260
26,200	Patterson-UTI Energy, Inc.	915,428
50,700	Rosetta Resources, Inc.*	2,780,895
73,300	Rowan Companies Plc - Class A	2,340,469
		17,020,974
Financials: 9.0%
800,000	Chimera Investment Corp.	2,552,000
77,100	CNO Financial Group, Inc.	1,372,380
46,721	Fifth Third Bancorp	997,493
19,300	FNFV Group*	337,750
140,000	Forestar Group, Inc.*	2,672,600
		7,932,223
Health Care: 3.5%
32,200	Greatbatch, Inc.*	1,579,732
41,621	Thoratec Corp.*	1,450,908
		3,030,640
Industrials: 10.6%
14,900	AGCO Corp.	837,678
38,300	Delta Air Lines, Inc.	1,482,976
108,000	Heritage-Crystal Clean, Inc.*	2,120,040
125,000	Signature Group Holdings, Inc.*	1,275,000
38,900	Southwest Airlines Co.	1,044,854
105,000	Taser International, Inc.*	1,396,500
68,600	Titan International, Inc.	1,153,852
		9,310,900
Information Technology: 19.5%
49,500	Altera Corp.	1,720,620
70,800	ARRIS Group, Inc.*	2,303,124
22,300	Arrow Electronics, Inc.*	1,347,143
37,900	Avnet, Inc.	1,679,349
169,554	Brocade Communications Systems, Inc.	1,559,897
66,200	Corning, Inc.	1,453,090
48,100	InterDigital, Inc.	2,299,180
57,300	Microsemi Corp.*	1,533,348
166,500	Ruckus Wireless, Inc.*	1,983,015
13,100	Western Digital Corp.	1,209,130
		17,087,896

Materials: 3.4%
130,000 Taminco Corp.*	3,023,800
TOTAL COMMON STOCKS
(cost $54,431,032)	70,306,090

EXCHANGE TRADED FUNDS: 2.0%
65,000 Market Vectors Gold Miners ETF	1,719,250

TOTAL EXCHANGE TRADED FUNDS
(cost $1,568,613)	1,719,250

Principal
Amount
SHORT-TERM INVESTMENTS: 17.6%
REPURCHASE AGREEMENTS: 17.6%
$15,488,000	FICC, 0.000%, 06/30/2014, due 07/01/2014
[collateral: par value $15,910,000; U.S.
Treasury Note, 0.625%, due 05/31/2017;
value $15,810,563] (proceeds $15,488,000)		15,488,000

TOTAL REPURCHASE AGREEMENTS
(cost $15,488,000)		15,488,000

TOTAL SHORT-TERM INVESTMENTS
(cost $15,488,000)		15,488,000

TOTAL INVESTMENTS IN SECURITIES
(cost $71,487,645): 99.7%		87,513,340

Other Assets in Excess of Liabilities:: 0.3%		238,932

Net Assets: 100.0%		$87,752,272

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.
#	Illiquid securities at June 30, 2014, at which time the aggregate value of these illiquid securities are $414,000 or 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

28 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (MASFX) gained 3.6% for the first six months of 2014.i During the same period, the Barclays Aggregate Bond Index gained 3.9%, the Russell 1000 gained 7.3%, 3-Month LIBOR returned 0.1%, and the Morningstar Multialternative Category returned 1.7%.ii The fund’s asset base was $886 million at quarter-end.

Litman Gregory Masters Alternative Strategies Fund
Performance as of 6/30/2014

	Average Annual Total Returns
				Since
	Three-	Year-to-	One	Inception
	Month	Date	Year	(9/30/2011)
Institutional Class	2.17%	3.60%	7.14%	8.34%
Investor Class	2.11%	3.48%	6.88%	8.10%
Barclay’s Aggregate Bond Index	2.04%	3.92%	4.38%	2.60%
Russell 1000 Index	5.12%	7.27%	25.35%	25.30%
40/60 Blend of Russell 1000 & Barclays Agg Bond Index	3.27%	5.31%	12.47%	11.35%
3-Month LIBOR	0.06%	0.12%	0.24%	0.36%
Morningstar Multialternative Category	1.58%	1.67%	5.20%	3.62%
S&P 500 Index	5.24%	7.14%	24.62%	24.82%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/2014: 1.49%
Total Operating Expenses[2] as of 4/30/2014: 1.66%
Gross Expense Ratio as of 4/30/2014: 1.82%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2015 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, exclusive of Dividend and Interest Expense, for the Investor Class and the Institutional Class will not exceed 1.74% and 1.49%, respectively. The Investor Share Class imposes a 2% redemption fee on shares held less than 180 days. Performance data quoted does not reflect the redemption fee. If reflected, returns would be reduced. The inception date for both the Institutional Class and the Investor Class is 9/30/2011. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Since inception on September 31, 2011, the fund’s annualized return is 8.3% with a standard deviation (volatility) of 3.1% and a beta to the stock market of 0.24. This performance is at the upper end of our longer-term absolute-return goal of LIBOR plus 400 to 800 basis points1, while the fund’s volatility has been lower than our expected range of 4% to 8% standard deviation. Reflecting the fund’s strong risk-adjusted performance since inception, its Sharpe ratio of 2.60 for that period is the highest in its Morningstar Multialternative fund category. The fund’s total return also compares very favorably to its Morningstar peer group, more than doubling the category average return.

The “Risk/Return Statistics” table below presents some of the key longer-term performance metrics that we track for the fund and its benchmarks.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics – Since Inception as of 6/30/14

				Morningstar
				Multi-
		Barclays	Russell	Alternatives
	MASFX	Agg Bond	1000	Category
Annualized Return	8.3%	2.6%	25.3%	3.6%
Total Cumulative Return	24.6%	7.3%	85.9%	10.2%
Annualized Std. Deviation	3.1%	2.7%	10.8%	3.3%
Sharpe Ratio (Annualized)	2.60	0.95	2.16	1.09
Beta (to Russell 1000)	0.24	-0.03	1.00	0.27
Correlation of MASFX to...	1.00	-0.13	0.76	0.79
Worst Drawdown	-2.3%	-4.5%	-9.7%	-3.8%
Worst 12-Month Return	3.8%	-2.5%	13.6%	1.3%
% Positive 12-Month Periods	100.0%	59.1%	100.0%	100.0%
Upside Capture (vs. Russell 1000)	32.7%	7.0%	100.0%	21.9%
Downside Capture (vs. Russell 1000)	23.7%	-9.4%	100.0%	44.7%

Notes:
Since inception (9/30/11)

Worst Drawdown based on weekly returns

[1]	The US Dollar 90 day LIBOR rate (London Interbank Offered Rate) is a benchmark rate of interest at which banks offer to lend money to one another in the wholesale money markets in London. One of the primary functions of the LIBOR rate is to serve as the benchmark reference rate for debt instruments, including government and corporate bonds, mortgage loans, student loans and credit cards as well as derivatives such as currency and interest rate swaps. Investors cannot invest directly in LIBOR.

Fund Summary | 29

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters equity funds in that the sub-advisors on this fund are running very different investment strategies from each other. As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters Funds, we break out information on each individual sub-advisor portfolio. (As a reminder, each sub-advisor manages a distinct separate account portfolio for our funds.)

Performance of Managers

For the first half of 2014, the four sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges the fund):

-	DoubleLine Opportunistic Income strategy gained 5.8%

-	FPA Contrarian Opportunity strategy gained 5.5%

-	Loomis Sayles Strategic Alpha Fixed-Income strategy gained 2.3%

-	Water Island Capital Arbitrage strategy gained 2.4%

The since-inception annualized returns for the four strategies range from 3.7% to 14.6%.

Key Performance Drivers and Positioning by Strategy:

-	The DoubleLine Opportunistic Income sleeve, managed by Jeffrey Gundlach, benefited from both its agency and non-agency residential mortgage-backed securities (MBS) exposure. Agency residential MBS, which comprise roughly 26% of the portfolio and have a duration of 13 years (at quarter-end), led the outperformance, with inverse floating-rate securities appreciating in price, driven by sustained low LIBOR rates and the securities’ longer durations. Inverse interest-only agency bonds also benefited from low LIBOR rates and produced strong interest income that more than offset their slight price declines during the period. Non-agency residential MBS comprise roughly 58% of the portfolio and have duration close to zero. These securities also generated solid price appreciation and income during the period. The majority of DoubleLine’s non-agency exposure is in Alt-A securities (40%), with 16% in Prime and about 2% in Subprime. Roughly 2.5% of the fund is in intermediate-term Treasurys, which also helped boost returns in the declining rate environment. The portfolio’s cash position (12.5% at quarter-end) was a drag on returns. The portfolio’s overall duration is roughly 3.6 years. For additional details, please read DoubleLine’s portfolio commentary on page 39.

-	The FPA Contrarian Opportunity sleeve, managed by Steven Romick, Brian Selmo, and Mark Landecker, continues to hold a large net cash position (45% of assets), although this is down slightly from the end of 2013. With the Russell 3000 Index up 7% in the first half of the year, cash was a meaningful performance drag relative to the market. (As a reminder, FPA’s cash position is a residual of their bottom-up, absolute-value investment process and an important element of their risk management.) Outside of the cash drag, the managers’ security selection was strong during the first half, as it has been since the fund’s inception, with their stock picks outperforming the market index by more than two percentage points. Stock selection was particularly strong within the Information Technology, Materials, Consumer Discretionary, and Health Care sectors—driven by names such as Alcoa, Microsoft, Covidien, and ARRIS Group. The team’s position in Vodafone was the biggest single detractor to return followed by Tesco and CIT Group. Of the portfolio’s 51% allocation to equities, 33% is in large-cap and mid-cap names, 13% in foreign stocks, and only 5% in small-caps. In the past two quarters, however, the team added two new small-cap stocks (Rent-A-Center and Walter Industries), which are among the top-10 holdings. The largest sector exposure remains Information Technology, with Microsoft and Oracle the top two portfolio holdings as of quarter-end. Financials are the second-largest sector allocation, represented by top-10 holdings in Aon, AIG, and Citigroup. Please see FPA’s commentary on page 40 for additional details on their portfolio and investment outlook.

-	The Loomis Sayles Strategic Alpha Fixed-Income portfolio, managed by Matt Eagan, Kevin Kearns, and Todd Vandam, benefited during the period from its positions in investment-grade bonds (particularly banking and insurance names) and high-yield corporate bonds. Securitized assets (non-agency residential MBS and commercial MBS) also helped drive returns, as did their diversified group of bank loans. Performance was also helped by exposure to dividend-paying equities (selected holdings in Consumer Staples and the banking industry) and convertible bonds. Performance was hindered by the strategy’s duration management, primarily via short interest rate futures, which the managers use to reduce overall duration and protect the portfolio from rising interest rates. With rates falling in the second quarter, these hedges detracted from return. The managers also have short positions in equity futures in order to reduce the market risk (beta) associated with the portfolio’s exposure to convertible bonds and dividend-paying stocks. With stocks moving higher in the quarter, these short positions also detracted, as expected. Overall, the portfolio remains somewhat defensively positioned, eschewing interest-rate risk (with a duration of roughly one year) but selectively and opportunistically taking on credit and currency risk. Although credit spreads are tight and expensive, the managers believe they may stay that way for a while longer given the strong demand for yield in the market. Please read Loomis Sayles’ portfolio commentary on page 44 for additional details.

30 | Litman Gregory Funds Trust

-	The Water Island Capital Arbitrage strategy, managed by John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete, generated positive performance from each of its three sub-strategies, with the largest contributions coming from the equity merger arbitrage and equity special situations pieces—they accounted for roughly 90% of the strategy’s total return for the quarter. At quarter-end, 56% of the strategy’s long portfolio is in equity merger arbitrage deals, 22% is in equity special situations investments, and 21% is in credit opportunities and special situations. In terms of geographic exposure, 89% of the portfolio is in North American-based companies; 6% in Europe, Middle East, and Africa; and 5% in Asia and Australia. The managers note that the value of mergers and acquisitions deals in the first half of the year reached its highest level since 2007. More generally, in a slow-growth economy like this one, with relatively cheap financing terms, cash-rich balance sheets, and rich stock prices (to use as acquisition currency), efforts to unlock shareholder value proliferate, whether through spin-offs, restructurings, refinancings, acquisitions, or other corporate actions. This is a positive backdrop for event-driven arbitrage strategies. For more details, please read Water Island’s commentary on page 45.

Strategy Allocations

Our target capital allocation to each of the four managers remains at 25% of the fund’s net assets, which is our long-term “strategic” allocation. We use the fund’s daily cash flows to bring the manager allocations toward their target when differences in shorter-term relative performance cause divergences. We may also tactically overweight a strategy if and when we have strong conviction that their investment opportunity set is significantly more attractive than the others, taking into account potential risks and returns.

Current Target Strategy Allocations

Looking Ahead

As the fund approaches its three-year anniversary, we are pleased with its absolute performance in terms of both risk and return. The fund’s return is at the top-end of its long-term goal of LIBOR plus 4% to 8%. And during the rare periods that the stock market has declined since the fund’s inception, the fund has held up very well, as reflected in its low “downside capture” ratio (23.7%) and maximum drawdown (-2.3%). (Refer to the tables at the top of next page). As noted on page 31, as of 6/30/2014 the fund’s Sharpe ratio (its excess return over the risk-free rate divided by its standard deviation) ranks at the very top of its Morningstar Multialternative category, amongst 199 peers.

Fund Summary | 31

Litman Gregory Masters Alternative Strategies Fund Outperformance in Periods of Negative Market Returns.

AVERAGE RETURNS / DOWN EQUITY MARKETS vs. RUSSEL 1000	DOWN / UP CAPTURE vs. RUSSELL 1000

The fund has also performed well whether interest rates have been rising or falling. This reflects both the skill of our sub-advisors and the broad and flexible mandates of the two fixed-income focused strategies in particular, where the managers can tactically reduce or eliminate their portfolio duration (interest-rate risk). As shown in the chart below, the fund has generated positive average returns during periods when the Barclays Aggregate Bond Index has been negative (i.e., rates are rising). Should we face a sustained period of rising rates at some point, as many expect, we are confident all of our managers/strategies can continue to successfully navigate it. Moreover, rising rates should be a tailwind to the Water Island Arbitrage strategy.

AVERAGE RETURNS / DOWN BOND MARKETS vs. BARCLAYS AGG	DOWN / UP CAPTURE vs. BARCLAYS AGG

All data since fund inception – using monthly returns through 6/30/2014

Past performance is no guarantee of future results

32 | Litman Gregory Funds Trust

We remain very enthusiastic about the fund’s prospects and continue to add to our personal investments in the fund alongside you. As we noted last quarter, we also continue to undertake new due diligence on managers and alternative strategies that are complementary to the existing line-up and we think may have the potential to add value from a longer-term risk-adjusted return perspective. Our hurdle for adding a new sub-advisor to the fund is very high and most of the managers we research will not make the cut. However, we have now completed our investment due diligence on one manager in particular whom we are very excited about. We expect to have additional news to share in this regard by the end of the third quarter.

Thank you for your continued trust and confidence.

Individual Strategy Portfolio Allocations

Following are portfolio exposure summaries for each individual strategy as of June 30, 2014.

DoubleLine Opportunistic Income Strategy 6/30/14

Sector Exposures
Cash	12.5%
Government	2.6%
Agency Inverse Floaters	6.6%
Agency Inverse Interest-Only	8.9%
Agency CMO	9.0%
Agency PO	2.0%
Non-Agency Residential MBS	58.5%
Total	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency Residential MBS)

Prime	28.3%
Alt-A	68.0%
Subprime	3.7%
Total	100.0%

Credit Quality Breakdown (Source: S&P/Moody’s)

Cash	12.5%
Government	2.6%
Agency	26.5%
Investment Grade	1.3%
Below Investment Grade	50.7%
Not Rated	6.4%
Total	100.0%

FPA Contrarian Opportunity Strategy 6/30/14

Asset Class Exposures
U.S. Large-Cap Stocks	22.6%
U.S. Mid-Cap Stocks	10.3%
U.S. Small-Cap Stocks	5.3%
Foreign Stocks	13.1%
Bonds	3.7%
Other Asset-Backed	1.3%
Limited Partnerships	0.4%
Short Equity	-1.7%
Cash	45.1%
Total	100.0%

		Russell 3000
Sector Exposures	FPA Strategy	Index
Consumer Discretionary	5.3%	12.7%
Consumer Staples	3.7%	8.4%
Energy	2.5%	10.0%
Finance	12.3%	17.3%
Health Care	6.3%	13.0%
Industrials	2.2%	11.4%
Materials	3.2%	3.9%
Technology	13.5%	18.1%
Telecom	0.5%	2.2%
Utilities	0.0%	3.2%
Cash	45.1%	0.0%
Other	5.4%	0.0%

Fund Summary | 33

Loomis Sayles Strategic Alpha Fixed-Income Strategy 6/30/14

	Net	Long	Short
Strategy Exposures (%)	Exposure	Total	Total
Securitized	22.4	22.4	0.0
Bank Loans	13.6	13.6	0.0
Investment-Grade Corp.	10.6	15.9	-5.3
High-Yield Corporate	8.9	12.7	-3.9
Dividend Equity	8.0	10.1	-2.1
Currency	4.9	10.0	-5.1
Convertibles	4.6	5.8	-1.2
Emerging Market	0.4	2.0	-1.6
Subtotal	73.3	92.5	-19.2

Cash & Equivalents	14.0	14.0	0.0
Duration Management	-22.0	2.3	-24.4
Overall Net	65.3	108.8	-43.6

	Net	Long	Short
Top 10 Country Exposures (%)	Exposure	Total	Total
United States	50.0	81.4	-31.4
Mexico	5.1	5.1	0.0
Italy	4.4	4.4	0.0
Germany	-3.3	1.0	-4.3
Australia	2.3	2.3	0.0
New Zealand	-2.0	0.0	-2.0
Japan	2.0	2.0	0.0
United Kingdom	1.6	1.6	0.0
Luxembourg	1.6	1.6	0.0
France	1.1	1.1	0.0
Top 10 Subtotal	62.8	100.5	-37.7

Non-US Dollar	Net		Currency
Currency Exposure (%)	Exposure	Physicals	Derivatives
New Zealand Dollar	-2.0	0.4	-2.4
Australian Dollar	2.0	0.0	2.0
Swedish Krona	-1.0	0.0	-1.0
Polish Zloty	-1.0	0.0	-1.0
Hungarian Forint	-1.0	0.0	-1.0
Indian Rupee	0.9	0.0	0.9
Chilean Peso	0.9	0.0	0.9
Euro	-0.8	3.2	-4.0
Swiss Franc	-0.2	0.0	-0.2
Total	-2.2	3.6	-5.8

Water Island Arbitrage Strategy 6/30/14

Sub-strategy Long Exposures
Equity Merger Arbitrage	58.9%
Equity Special Situations	23.4%
Credit Opportunities/Special Sit	22.3%
Total Long Exposure	104.9%
Total Short Exposure	-46.3%
Net Exposure *	58.6%

*Exposure numbers are calculated by including equities, bonds, and swaps and excluding options and excluding forwards.

Geographic Exposures
North America	88.8%
Non-North America	11.3%

Equity Market Capitalization
Small Cap ($0 - $2 Billion)	15.7%
Mid Cap ($2 - $5 Billion)	19.8%
Large Cap ($5 Billion +)	64.6%

[i]	All performance discussion is based on the Litman Gregory Masters Alternative Strategies Fund Institutional share class.

ii	Each Morningstar average represents a universe of funds with similar investment objectives. You cannot invest directly in an index.

Discussions of Strategy performance returns are net of the management fee each sub-advisor charges the fund. Strategy performance is the performance of a segment of the fund and may vary across strategies. As of 6/30/14 the total net assets were allocated as follows: DoubleLine Opportunistic Income Strategy: 25%; FPA Opportunistic Value Strategy: 25%; Loomis Sayles Absolute-Return Fixed Income Strategy: 25%; Water Island Arbitrage Strategy: 25%.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

34 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Brian Selmo
Mark Landecker
Matt Eagan	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
Kevin Kearns
Todd Vandam
John Orrico	Water Island Capital, LLP	15%-35%	Arbitrage
Todd Munn
Roger Foltynowicz
Gregg Loprete

Fund Summary | 35

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital, LP Commentary

Performance Attribution:

The first half of 2014 was marked by a 50 basis point (bps) drop in the 10-year U.S. Treasury interest rate and a flattening of the yield curve. Shorter-term rates actually rose as the 2-year Treasury yield increased by 8 bps to 0.46%. The Barclays U.S. Aggregate Bond Index performed well, returning 3.93% over the six month period. The DoubleLine Opportunistic Income portfolio outperformed the Index, returning 5.8% (net of our sub-advisor fee), aided by strong returns from Agency RMBS as the sector has a relatively longer duration. Agency inverse floating-rate securities, which account for just under 7% of the portfolio, were the best performers in the Agency sleeve as sustained low LIBOR rates and the longer durations of the bonds aided in returns. Inverse interest-only bonds, while suffering minor price declines, also benefited from low LIBOR rates and contributed significant interest income to the Fund that more than offset negative price returns. Fixed rate CMOs, such as Z bonds, additionally added price appreciations. The Non-Agency RMBS sleeve of the portfolio, despite its shorter duration, performed well over the first half of the year as the sector continues to benefit from strong market demand in the face of diminishing supply. Over the period, Prime and Alt-A securities led the strong performance of the sleeve with Alt-A being the best performing credit sector. These securities benefited from over 3% in price gains in combination with high interest returns.

2Q2014 Agency Mortgage-Backed Securities Commentary

For the quarter ending June 30, 2014, the Barclays U.S. MBS Index returned 2.41% while US Treasuries returned 1.35%. The yield curve exhibited a bull flattener behavior during the quarter as the long end of the curve tightened while rates on the front end were essentially unchanged. The longer duration on the mortgage-backed securities (MBS) sector was a driver of the outperformance, but technical factors also weighed in as demand has continued to exceed supply. Longer duration bonds which are priced off the long end of the yield curve benefited the most as this part of the curve tightened relative to the front end. Thus, 30-year collateral outperformed 15-year collateral and lower coupons fared better than higher coupon bonds.

Prepayments speeds edged up each month during the second quarter. After an unusually cold winter, refinancing activity rebounded during the period. Ginnie Mae (GNMA) speeds continue to be faster than those posted by both Fannie Mae (FNMA) and Freddie Mac (FHLMC) and are likely a result of involuntary prepay speeds. Compared to FNMA and FHLMC, GNMA borrowers have tended to be more credit impaired and prepays due to loan defaults have contributed to faster CPR (Conditional Prepayment Rate) prints. The 30-year fixed-rate mortgage (FRM) average rate went from a high of 4.40% to a low of 4.13% during the quarter. Higher coupon bonds exhibited faster prepays as they were naturally better candidates for refinancing.

Agency MBS issuance grew over the quarter with April, May and June seeing gross issuance of $67, $67 and $76 billion over each month, respectively. The increase in issuance coincides with the Fed continuing to taper its asset purchase program, and formally revealing in the June Fed Minutes that it aims to conclude the program by October 2014. According to Fed officials, the ending of the purchase program is no indication that the first interest rate hike will be imminent, rather, the economy will be observed and if it is able to continue on its current trend, only then will the possibility of a rate hike be considered. Many Wall Street economists feel that the earliest possibility of a rate hike will be the second quarter of 2015.

During the quarter, there was little development on the reform of the Government Sponsored Enterprises (GSEs) as it appears to be a situation where the centrists of both political parties are in agreement, but to garner enough support the current bill will have to attract votes away from the center. It is likely that any mutually agreeable solution will result in higher mortgage rates than they would be under the current structure of the GSEs. Additionally, any policies that are agreed upon will most likely be phased in over a 5-year period. In mid-May, the Federal Housing Finance Agency (FHFA) released their 2014 strategic plan for the conservatorship of the GSEs. To note, the HARP (Home Affordable Refinance Program) cut-off date will remain the same which means we should continue to see HARP having less and less of an impact due to burnout. The FHFA wants to increase the amount of risk transfer bond issuance in 2014. It is this risk transfer (or privately held first loss pieces) that is at the core of GSE reform in discussions on Capitol Hill. The FHFA reiterated the plan is to wind down the GSEs to at least $250 billion by 2018, while currently the portfolios are approximately $450 billion in size.

2Q2014 Non-Agency Mortgage-Backed Securities Commentary

The second quarter of 2014 in the non-Agency mortgage sector can be characterized by improving fundamentals coupled with reduced trading volume. The large liquidation lists seen in the first quarter all but disappeared. Instead, bid list volume was largely driven by hedge funds and money manager selling. Bid list volume was very consistent over the three months with $11 billion of current face trading each month. The bulk of the activity was in Alt-A and subprime collateral. Against this backdrop of improving fundamentals and tighter supply technicals, yields tightened during the quarter. Prime and Alt-A bonds tightened by approximately 25 bps while subprime gapped in by 50 bps.

Source: Markit via Morgan Stanley

Mortgage rates declined during the quarter with the 30-year fixed rate mortgage average rate falling from 4.3% in April and ending June at 4.15%. Despite the modest decrease in rates, prepays were a bit mixed. Prepays were up in April and slightly

36 | Litman Gregory Funds Trust

in May, then declined in June, resulting in largely unchanged prepay rates during the quarter. Liquidation rates behaved in a similar pattern with rising liquidation rates early in the quarter, and declining liquidation rates in June, again resulting in largely unchanged liquidations during the quarter. The pace of loan modifications continued to slow down; however, rate modifications continued to account for the majority of loan modifications.

News of mortgage litigation found its way back into the headlines during the quarter with news that non-back servicer, Nationstar, is being questioned about the rapid growth of the firm and its handling of its loan servicing volume. Many Nationstar serviced bonds have experienced some disruption in cashflow as the servicer seeks to claw back principal and interest on loans held on its books. Federal regulators have put the company under scrutiny as its loan book has grown rapidly while staffing has not grown proportionally.

Portfolio Outlook

The strategy of the portfolio, and thus its construct, did not materially change in the first half of 2014. The portfolio continues to be invested generally in two main sectors, Agency and Non-Agency MBS. Agency MBS have maintained their relatively long duration, compared to most of 2013, and we increased portfolio duration to 3.6 years (still much shorter than that of the Barclays U.S. Aggregate Bond Index). Expected yield-to-maturity was 4.8% at mid-year.

Non-Agency MBS in general continue to benefit from improved and stabilizing housing conditions. This allocation comprises 58% of the Fund, with duration of less than a half-year. Non-Agency MBS outstanding are now below $800 billion, and the continuing decline keeps this technical consideration positive for prices. Agency MBS gross new issuance in the first half of 2014 is down more than half from the same period last year, with net issuance down more than three-quarters. The expected completion of Fed tapering, therefore, in combination with ongoing Fed reinvestment of MBS cash flows, should not in itself create weaker pricing or higher rates.

Market prepayment speeds remain low, but have bounced off the lows of late 2013, due to rates declining. Housing and borrower fundamentals remain steady as well. Home price appreciation (HPA) data for the rest of the year, however, should be weak. Despite double digit year-on-year increases, HPA monthly increases since last year’s third quarter have been in the low single digits annualized. That said, we do not expect refinancing to increase significantly in the near future, pending an observable and sustained increase in household income, or a much more pronounced overall improvement in the housing market.

First Pacific Advisors LLC Commentary

Nothing seems to slow this stock market in overdrive. The S&P 500 returned 5.23% in the second quarter and 7.14% year-to-date. Our sleeve in the Alternatives Fund returned 3.16% and 6.03% for the same periods, albeit with an average net exposure to equities in the low 50% range.

The value of our positions obviously fluctuates every day and using calendar quarter-end period is nothing more than arbitrary, although it does help explain what contributed to the portfolio’s rise or fall in the period. This quarter, for example, turned out to be a good period for companies beginning with the letter “A”, with 60% of the winners coming from the beginning of the alphabet. Our top five contributors in the second quarter added 0.99%, while the bottom five detracted just 0.23%. Our top performer, Covidien, increased on the news that Medtronic intends to acquire it. Overall, capturing a price at a moment in time will not explain how we will perform long-term. Instead, our attention is focused on years out in the future, which allows us to block the cacophony that comes from listening to the market’s daily rhythms.

Winners	Losers
Covidien	Energy Select Sector SPDR ETF
Alcoa	Thermo Fisher
Aon	Conocophillips
Rent A Center	Vodafone
Arris Group	CIT Group

Economy

With a nod to Sonny & Cher, the beat goes on. As has largely been the case since 2009, the stock market is the star performer while the economy resembles a shaky back-up singer. The first quarter witnessed a decline in GDP, the first such drop since 2009. A horrible winter certainly had an impact. Since then, the economy seems to have rebounded somewhat but our conversations with companies and our reading materials point to an economy that continues to be anything but robust. U.S. GDP remains below the Fed’s target projections. Employment has increased but, due to people dropping out of the workforce, it’s close to a four-decade low as a percentage of the population. Equally concerning, there’s more part-time work and average wages remain weak. As Sonny & Cher sang: La de da de de, la de da de da.

Disappointing economic growth offers a silver lining, in that it discourages central banks from becoming less accommodative, despite jawboning to the contrary. The Federal Reserve continues to keep interest rates low and to quantitatively ease albeit with some negligible tapering. This effort clearly hasn’t had much of an economic impact but it has continued to elevate the price level of risk assets around the globe. The chart below gives rise to our observation that the Fed has been the biggest driver of the stock market.

Fund Summary | 37

S&P 500 vs Federal Reserve Balance Sheet1

In the U.S., the real rate of interest is barely above zero.

Fed funds rate minus CPI – zero interest rate policy2

Past performance does not guarantee future results

With yields remaining artificially low, we observe zero interest-rate policy perverting capital allocation decisions. Money continues to flow around the globe in a quest for yield, instigating a continued rise in risk assets. Many who have been accustomed to the lower risk of high-grade bonds and Treasuries are now finding themselves looking elsewhere. There is no better example of this than the first six months of this year when global stock markets, high-yield bonds, gold, oil and long-dated Treasury bonds all saw their value increase in chorus, a real rarity. As yields have declined, the expectations and spending needs of investors appear to have remained constant, leading them to assume additional risk in varied asset classes around the world. Whereas many past bull-market rallies have been greed-based, this one seems more need-based.

The U.S. isn’t alone in keeping rates low. Many countries continue to harbor deflation fears. Japan is still below its inflation target. EU countries have just marginal inflation and it wouldn’t take much to tip them into deflation. Some EU countries like Greece and Portugal are already suffering from outright deflation. As a result, the EU overnight rate is now a negative 0.1%, which means it costs banks to keep money on deposit with the European Central Bank (ECB). Its main lending rate is now down to just 0.15%. It’s hard to argue that such low rates wouldn’t affect an investment decision.

With slow growth and low inflation (and fear of deflation) plaguing most developed economies, it’s hard to see the current easy-money regime ending any time soon. For it to end, the Fed must first slow its buying, then stop buying and then either liquidate or roll the assets they’ve purchased. It appears that we have a ways to go before they aren’t accommodative – unless their hand is forced. The U.S. is increasingly on its own in financing its deficits, with foreigners having largely stepped out of the U.S. Treasury market.3 If we need financing assistance from our trading partners, then we might need higher interest rates to get them to step up their Treasury buying. Or, the Fed could always reverse course on the QE taper and continue to self-finance. Or, the current account balance shrinks, thereby requiring less funding, with either exports and the economy growing, or imports and the economy shrinking. That’s a lot of “oars” needed to keep the boat moving – which begs some degree of caution.

We consider the economy only to ascertain what’s possible at some point, rather than to opine as to what will happen when. With a healthy dose of skepticism and appreciation of our fallibility, we understand that things can always go wrong (including our own projections), but we are happy to commit capital to new or existing investments as long as the given opportunity offers an attractive risk/reward, even after taking into account bad news that brings about a reasonable worst-case scenario.

Investments

Investing today feels a bit like dancing the limbo, i.e. how low can you go? With interest rates, volatility, and short interest all near lows, it’s no surprise that opportunities are scarce as you can see in the following two charts that depict valuations being above normal, historical figures.

Historic P/E ratio using 10-year average earnings4

Past performance does not guarantee future results

[1]	Federal balance sheet amounts are illustrated in millions. Source: Federal Reserve, Bloomberg. As of June 30, 2014.

[2]	Source: MorningstarDirect, As of December 31, 2013.

[3]	U.S. Treasury buys have decline from over $100bn/month at its peak (2006) to ~10bn/month today (Source: MacroMaven).

[4]	Source: Shiller, Robert J. Online Data Robert Shiller, econ.yale. edu/~shiller/data.htm, and Bloomberg. Data as of May 12, 2014. P/E or price-to-earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.

38 | Litman Gregory Funds Trust

Stock market as percent of GDP5

Past performance does not guarantee future results

If you were to then surmise that there isn’t much trading at low valuations, you would be correct. With many stocks hitting new highs, the number of stocks trading at lower Price/Earnings (P/E) ratios is near its low. We continue to trust that long-term thinking will pay dividends in the form of good returns and allow us to avoid the frequent mistakes more commonly associated with the need for more immediate gratification. Patient investors have created more than one great family fortune over time and over diverse industries by disregarding present performance in an effort to create wealth at some point in the future; e.g., Buffet, Crown, Tisch, Koch, Frère and Pritzer, just to name a few.

Alcoa & Norsk Hydro

We initiated positions in two aluminum companies last fall, Alcoa and Norsk Hydro, that we saw as commercial opportunities or, as we like to call them, “3 to 1s”, i.e., 3x the perceived upside to its downside. The oversimplified and bigger picture view was that we saw the price of aluminum was at an inflation-adjusted low and the stock prices of these companies were down in kind, as can be seen in the following graphs.

LME Aluminum price per ton6

 (3 month rolling forward)

Stock Chart: Alcoa & Norsk Hydro7

Past performance does not guarantee future results

As we studied the industry, we realized that almost half of aluminum smelters were operating below cash break-even…

Aluminum Cost Curve8

…but the industry participants were acting rationally and closing capacity. Alcoa, alone, has already reduced its smelting capacity from ~4.5 to ~3.0 mm tons.9 With ~6% demand growth expected for the current decade, helped along by emerging markets and increased usage in the aerospace and auto industries, we kept researching.

Aluminum Demand Growth10

[5]	Source: Federalreserve.gov/Z.1 Release March 6, 2014.
[6]	Source: Bloomberg. As of July 16, 2014.
[7]	Source: Bloomberg. As of July 16, 2014.
[8]	Source: WoodMac, Bernstein analysis. 46% is the percentage of smelters operating at a cash loss. $2050 cash cost is the market price of aluminum.
[9]	2009 was Alcoa’s peak year of capacity.
[10]	Source: WoodMac, Bernstein estimates and analysis. “p.a.” = “Per annum”.

Fund Summary | 39

We studied their competitive position, understanding relative strengths vis-a-vis competitors, customers and suppliers. We looked closely at Alcoa’s and Norsk Hydro’s businesses, financials, free cash flow, and the capabilities of their management teams (particularly their capital allocation decisions). We ultimately determined that these companies met our hurdles and represented a commercial opportunity. Our estimates of what might eventually happen look like this – although it may or may not play out this way or could but for different reasons than we think.

Aluminum Opportunity Risk/Reward11

	Downside Case	Base Case	Upside Case
Aluminum	flat/never	replacement	above
price	recovers	cost	replacement
cost
Valuation
metric	value support	8-10x	10-12x
	from other assets	earnings	earnings
Potential	10-50%	50-100%	2-3x upside
	downside	upside

Talking about these two companies as if they’re synonymous does each a disservice. There are distinctions in business lines, geography and management. Norsk Hydro is more a pure play on the aluminum supply chain, while Alcoa has a hidden gem in its high-margin, high-return on capital Engineered Products Solutions business. However, we did feel that this abbreviated view would serve to illustrate how we decide what to work on and how we begin to understand a business and industry.

Jardine Matheson & Jardine Strategic

Co-Portfolio Manager Mark Landecker profiled our investment in the “Jardines” at our FPA Investor Day. These Hong Kong-based holding companies can trace their roots back to 1832 and the founding family remains in control and continues to manage and shepherd the growth of these sister entities.

About 80% of the value of our estimate of the net asset value (NAV) of the Jardines is comprised of the following listed companies: HK Land, Mandarin Oriental Hotels, Dairy Farm, Jardine Lloyd Thompson and Astra. We discussed the merits of the largest of these businesses at our recent Investor Day.

As is typically the case, one often needs a little bit of market distress or company specific hair to buy a high-quality business at an attractive price. In the case of the “Jardines”, we got a bit of both earlier this year. The hair is the convoluted cross-shareholding structure that is confusing and requires some mental gymnastics to figure out what you are actually buying. Although he walks around our office barefoot at times, we don’t know if Contrarian analyst Chris Lozano will ever be mistaken for an Olympic gymnast, but he did gold medal work in disaggregating the financial statements of the various holdings so we could figure out what we were paying for this fine collection of businesses.

Throw in a small emerging-market selloff earlier this year and we had the ingredients to purchase what we viewed as a compounder with high-quality assets, an unlevered balance sheet and a long-term, owner-operator management team at the helm for a reasonable multiple of 12x earnings. On an NAV basis, this equated to discounts of 37% for Jardine Strategic and 28% for Jardine Matheson, respectively, with Strategic being our larger holding due in large part to the greater discount.

Thanks to its management’s excellent stewardship, Strategic has grown its equity/share at a 22% rate over the past decade, more than 2x the 10% rate of the far better-known Berkshire Hathaway. We don’t know what the future holds but we think putting them in the same sentence as Mr. Buffet’s company is not unreasonable.

Russia

Early in the year, we began to focus on Russian companies as many global businesses seemed reasonably priced. We ultimately settled on a commodity basket that we could buy if and/or when its stock market sold off. We chose commodity companies because their dollarized revenue stream limited exposure to the ruble, which is expensive to hedge. Furthermore, these businesses account for 25% of Russia’s GDP and 50% of the country’s governmental revenue so it’s clear they are of critical importance to the state. We also believed that there was some ability to mitigate U.S. sanctions as the underlying asset is globally traded.

When Russia “annexed” Crimea, we had our opportunity. The companies in our basket traded at huge discounts to their global peers and, despite low-payout ratios, had dividend yields that were much higher than their P/Es. The average P/E of the basket at purchase was less than 4x current year consensus estimates while the average current dividend yield was greater than 5%. We appreciate the risk of investing in a country with a complex, authoritarian political system and that our upside could potentially be taken by the government, but we also believe that the prices at which we purchased these securities were sufficiently discounted to offer an asymmetric risk/reward that was skewed in our favor.

High yield

A recent headline from credit research firm CreditSights illustrates the current state of the high-yield market: “Five Attractive 5+% Yielding HY Bonds.”12 Well, we guess one can be thankful there are at least five.

We continue to see no reason to participate in lower-grade corporate debt. We would also note that just because corporate bonds aren’t attractive doesn’t mean stocks are by default as we have seen some argue.

We have not historically participated in the sovereign debt market but it’s worth noting that investors are willing to lend money to a host of countries with fiscal and social challenges at surprisingly low rates. As examples of risk/rewards we will not accept: Spanish and Greek 30-year bonds offer a yield of 4.0% and 6.5%, respectively, and recently Mexico was able to sell a century bond (100 year maturity) with a 5.75% yield-to-maturity.13

[11]	Source: FPA.

[12]	CreditSights, Andy DeVries and Charles Johnston, June 4, 2014

[13]	Mexico sold 1 billion of pound-denominated debt in March 2014.

40 | Litman Gregory Funds Trust

Conclusion

Since we can’t will the world to unfold in a fashion to benefit your portfolio, although we’ve tried, we instead try and maintain a level head in the most uneven of moments. Thanks to a constant philosophy and clear process, we believe we are well-positioned to execute on our Contrarian Value Strategy. If we continue to keep our head down and play our game, we believe we’ll continue to find good investment opportunities that meet our strict value parameters, exemplified by the 10 new positions bought in the Fund in the first half of this year.

Branch Rickey, former baseball player, manager, and executive, once said that “Things worthwhile generally don’t just happen. Luck is a fact, but should not be a factor. Good luck is what is left over after intelligence and effort have combined at their best…Luck is the residue of design.”

Like Branch, we expect that our design will create our luck.

Loomis Sayles & Company, LP Commentary

Market Conditions

US Treasurys defied market consensus during the first half of 2014 as yields moved lower across the curve. The 10-year yield fell 47 basis points to 2.53% and the 30-year fell 58 basis points to 3.34%. During the second quarter, existing and new home sales were better than expected, but first quarter gross domestic product was revised downward to -2.9%. The mixed data, combined with geopolitical worries surrounding events in Ukraine and Iraq, kept US Treasurys trading in a narrow range.

Despite a backdrop of mixed US economic data, mounting mergers-and-acquisitions activity and a larger-than-expected supply of corporates, the credit markets remained in favor. Record highs in the equity markets and continued accommodative central bank policy aided risk taking, which helped drive corporate bond returns higher.

During the first quarter, foreign currency performance was mixed, with many emerging market exchange rates depreciating versus the US dollar. Geopolitical tension and uncertainty over the Ukraine/Crimea situation pulled down the Russian ruble specifically. Depreciation in other EM currencies was fairly muted. During the second quarter, volatility in the US dollar was muted, but there was substantial activity in emerging market currencies. In emerging Europe, the Russian ruble spent the quarter rebounding from the Ukraine-related selloff, and the Turkish new lira rallied over 1.0%. Emerging Asian currencies, particularly the South Korean won, performed very well, but the Indonesian rupiah sold off over the period. Latin American currencies were broadly positive with the exception of the Argentine peso, which is facing its own idiosyncratic issues, and the Chilean peso. In the region, the Colombian peso and Brazilian real were stand-out leaders, while the Mexican peso and Peruvian new sol made only marginal gains.

Investors pursued global high yield credit risk throughout the second quarter. This pursuit helped push option-adjusted spreads to seven-year lows. Bonds rated BB within the US index had the highest duration and earned the highest total return over the quarter. Furthermore, the low-volatility environment that prevailed over the second quarter encouraged bond investors to take credit risk. Consequently, the bank loan index remained stable and provided a positive total return during the period. Also, securitized indices earned positive and excess returns over duration-matched US Treasurys in the second quarter.

Portfolio Review

With a semi-annual return of 2.3% (net of our sub-advisor fee), the Litman Gregory Masters Alternative Strategies Portfolio outperformed its benchmark, the three-month Libor Index, which returned 0.1%. The Fund’s positive performance was diversified across many sectors, with the majority generated from investment grade corporate, securitized credits, and high yield corporate. Positive performance was also buoyed by the Fund’s currency positioning, bank loans, convertibles, emerging market corporate, and dividend paying equities.

Spreads on corporate bonds continued to grind tighter during the quarter, given low levels of volatility, strong investor demand for new issues and yield, and generally favorable fundamentals and technical factors. As a result, the Fund’s investment grade corporate bonds strongly contributed to return, particularly selected holdings in the banking and insurance industries. The Fund’s high yield corporate bonds also performed well, led by selected holdings in the capital goods and financial industries.

Securitized assets, particularly our non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), continued their strong performance. The US real estate recovery, though slowed, remained supportive of risk taking in mortgage products.

Our highly diversified group of bank loans continued to perform well, given investors’ preference for their floating rates in an anticipated rising yield environment.

The Fund’s dividend-paying equities proved beneficial, particularly selected holdings in the consumer staples and banking industries. Convertible holdings also generated positive return, benefiting from the positive tone in the equity market. The technology industry generated the bulk of the allocation’s positive performance.

We maintained our exposure to Mexican sovereign bonds which was accretive to absolute return during the first half of the year. In our view, Mexico’s reforms of its telecommunications and state-run energy sectors are supportive of economic growth. Furthermore, the continued recovery in the US is a positive factor for Mexico, given Mexico is the US’s biggest trade partner.

Our duration management tools, primarily short interest rate futures to reduce duration and protect the portfolio from rising US and European interest rates, were the biggest laggards. Our use of equity futures to moderate risk associated with the portfolio’s exposure to convertible bonds and dividend paying equities detracted from performance as the equity markets remained in positive territory. Furthermore, our use of high yield CDX detracted from performance as we sought to protect capital and mitigate risk in the credit markets.

Outlook

We believe the Federal Reserve’s (the Fed’s) taper program will proceed with a final round of purchases around October 2014. We expect the yield on the 10-year US Treasury note to trend

Fund Summary | 41

toward 3.5% by year-end 2014, as economic data continue to improve and markets look toward an eventual start of monetary policy tightening in the second half of 2015.

Credit spreads are tight and expensive, but we believe they may stay that way for a while longer given the massive demand for yield in the market. The global bond market remains challenging as investors look toward the transition to rising rates. In this environment, security selection remains critical, and we are examining different bond structures to build in yield advantage. We will continue to look for specific securities that lack a high interest rate correlation.

Within emerging markets, we continue to favor economies engaging in structural reforms to boost growth and productivity, such a Mexico. China has slowed modestly, but we believe the country has the tools needed to manage through this downturn. Emerging market outflows have abated, creating some opportunities to invest in fundamentally strong segments of the region.

As US growth reaccelerates and the Fed pulls back on easing, we continue to favor the US dollar relative to most other developed market currencies. We are moderately bullish on the Indian rupee as we expect country fundamentals to improve. We are also bullish on the Chilean peso given its recent lag against other emerging market currencies and the stabilization in copper prices due to better data out of China. We have a bearish view on the South Korean won after it has greatly appreciated versus the US dollar. We do not expect the South Korean government to let it continue to appreciate, as a stronger currency will hurt the nation’s exports.

Water Island Capital, LLP Commentary

For the six months ending June 30, 2014, Water Island Capital’s Arbitrage and Event-Driven strategy allocations returned 2.4% (net of our sub-advisory fee), while over the same time period, the HFRI Event-Driven Index returned 4.3%.

The results were predominantly derived from companies residing in the Americas. Our three substrategies—merger arbitrage, equity special situations (ESS) and credit opportunities (CO)—each contributed to performance, with merger arb leading the way, ESS a close second and Credit contributing less. In terms of sectors, health care and consumer staples were the strongest contributors to returns, while consumer discretionary and information technology added the least to results.

As of June 30, 2014, our North American exposure was 89%; 6% to Europe, Middle East and Africa; 5% to Asia and Australia. In terms of market capitalization of the equity holdings, companies under $2 billion totaled 14% of the portfolio; companies with market caps of $2 to $10 billion accounted for 35%, and those with a market value over $10 billion composed 34% of the portfolio.

Strategy Allocation

Exposure to the three underlying sub-strategies is allocated based on where our portfolio managers see the best risk-adjusted opportunities. As of June 30, exposure to credit opportunities increased to 21% from 17% at the end of 2013, allocation to ESS grew to 22% from 19%, while exposure to Merger Arbitrage fell to 56% from 63%.

Sub-strategy	12/31/13	6/30/14
Merger Arbitrage	63%	56%
Equity Special Situations	19%	22%
Credit Opportunities	17%	21%

Deal Focus

Our involvement in the takeover saga for Hillshire Foods is a prime example of the complementary nature of the fund’s different strategies in what has been a robust M&A environment in the first half of 2014. Hillshire, a maker of well-known processed meats and foods, has been on our radar screen since its separation from the former Sarah Lee in June 2012.

In early May 2014, Hillshire announced an agreement to purchase Pinnacle Foods, dashing hopes that itself would be acquired. Hillshire’s shares fell dramatically, at one point they were off as much as 7%, causing the merger arbitrage spread to widen. While the merger arbitrage team built a small merger arb position, the equity special situations team built a position in Hillshire positing one of two things could happen: management would either be able to sell the merits of the deal or receive offers for the company. Both scenarios implied the sell-off was overstated, especially for what we determined to be a “scarce” asset in the slow-growth food manufacturing industry.

Three weeks later, Pilgrim’s Pride, owned by Brazilian conglomerate JBS, offered $45 per share for Hillshire. The only condition was that Hillshire terminate its transaction with Pinnacle. We unwound our merger arbitrage position and began building a sizeable position in Hillshire with the belief that a bidding war would ensue for the high-margin food maker.

When Tyson Foods swooped-in in late May with a $50-per-share topping bid that trumped Pilgrim’s original offer, Pilgrim’s Pride returned with a topping bid of $55 per share. Tyson won with a tentative bid of $63 per share and since that transaction was not definitive, we exited the position and locked in profits.

The ESS and credit teams also worked together to participate in Oil States International’s (OIS) spin-off of its accommodations unit Civeo. The ESS team targeted OIS’s shares in the belief that investors misunderstood the value the spin-off would create as a standalone entity. The credit team learned that in order to complete such a corporate restructuring, OIS would be required to redeem its outstanding bonds.

With facts in hand, we accumulated shares of OIS in the mid $90s and purchased its 5.125% 2023 bonds. The bonds were subsequently redeemed at a premium when OIS completed the spin-off on June 2, 2014. Meanwhile, OIS’s stock traded higher in anticipation of the spin-off, reaching $107 in late June (for an unrealized gain of about 15%), as the market recognized the value of Civeo and OIS’s remaining business. Post spin-off, we sold our holdings in OIS but continue to own Civeo, as we see a number of catalysts, including REIT conversion, which could unlock further value. The two positions added 10 basis points to gains in the portfolio.

42 | Litman Gregory Funds Trust

A positioned that weighed on performance for the period was Liberty Media’s (LMCA) proposal on January 3, 2014 to acquire the 47% of Sirius XM (SIRI) it did not already own. The transaction would have allowed LMCA to capture 100% of the cash flow generated by SIRI. With a low initial offer, shareholder valuation complaints, and majority of the minority vote provisions, we believed LMCA would need to increase its offer in order to successfully acquire SIRI. However, on March 13, 2014, LMCA announced a plan to split LMCA into dual-trading stocks, rescinding their bid to acquire the portion of SIRI it did not already own. While we were disappointed the deal fell through, we believed that the nearly 10% fall in SIRI’s stock was overdone. The ESS team capitalized on the sell-off by increasing the Fund’s overall exposure to SIRI. Subsequent to those purchases, the shares have rebounded and, as expected, SIRI announced plans for additional share buybacks totaling in excess of $2 billion. As of July, the Fund has recovered most of the losses experienced following the abandoned bid by Liberty.

Market Environment and Outlook

After the strong equity market performance of 2013, investors approached 2014 with trepidation. However, this cautiousness, which peaked in the first quarter, quickly evaporated as the year unfurled. By June 2014, investors shook off the risk aversion that had characterized the first quarter, when we witnessed the move to value-style stocks and a rally in the 10-year Treasury. During the second quarter, market participants bid up the market at large, taking the S&P 500 index to new heights; rushed back into growth-oriented sectors such as Internet and Biotech; and pushed the CBOE Volatility, or “Fear”, Index to lows not seen since before the Great Recession. Meanwhile, credit markets were rejuvenated by the Federal Reserve’s affirmation of its dovish policy stance, which pushed credit spreads tighter.

A slow-growth global economy, relatively cheap financing terms, cash-rich balance sheets and rich acquisition currency have reignited efforts to unlock shareholder value, whether it be through spin-offs, restructuring, refinancing, acquisitions or other corporate actions. Merger and acquisitions deal values reached $1.75 trillion year-to-date through June 20, 2013, which is the highest level for the first half of the year since 2007, according to Dealogic. Moreover, as the year progressed, we are seeing an increasing number of aggressive bids, including hostile and topping offers, and a growing potential for bidding wars in certain industries. What’s more, thanks to attractive financing terms and receptive buyers, companies have been tapping the credit market so far this year at a pace not seen since 2007.

There may be no better time to be event-driven investors: we have receptive markets ready to fund IPOs, secondary offerings, private placements, lines of credit, high yield debt, convertible securities, just to name a few, along with eager investors. We have numerous activist investors agitating for change and corporate managements becoming even more receptive to their ideas for unlocking shareholder value.

We also fully understand that at current valuations investors may not be well compensated for increased regulatory and political scrutiny on deals, geopolitical turmoil, an aging bull market or any extraordinary event that may shake confidence.

Moreover, we would rather see this activity tied to fundamental analysis and strategic initiatives rather than fueled by the Fed’s cheap money and frothy capital markets. Wishful thinking aside, the forces that have reawakened animal spirits in the corporate world—relatively-low financing costs, cash-rich companies, and the Fed’s money printing press—are not going away anytime soon.

Thus, we will stay true to our discipline of capitalizing on corporate actions by understanding the rationale and underlying complexities of each event, using hedges where appropriate to mitigate market exposure, and building a well-diversified portfolio. We believe through this approach, we can continue to generate attractive long-term results with lower volatility and correlation to broader markets.

To that end, we’ve invested in our people, capabilities and infrastructure over the half year. We added two equity analysts and an experienced credit trader/analyst to help us source and research ideas. We also fortified our regulatory and compliance oversight with additional technologies and processes that put us on the forefront of the industry, all in an effort to serve you better.

As always, we are grateful for your continued trust and support.

Fund Summary | 43

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 33.7%

Consumer Discretionary: 3.7%
4,749	Charter Communications, Inc. -
	Class A*	$752,147
33,258	Chico’s FAS, Inc.	564,056
38,881	DIRECTV*	3,305,274
17,464	Express, Inc.*	297,412
55,208	General Motors Co.	2,004,050
804,200	Genting Malaysia Bhd	1,051,897
106,800	Interpublic Group of Companies,
	Inc. (The)	2,083,668
37,542	Outerwall, Inc.	2,228,118
158,900	Regis Corp.	2,237,312
155,300	Rent-A-Center, Inc.	4,454,003
543,948	Sirius XM Holdings, Inc.* (b)	1,882,060
64,094	Time Warner Cable, Inc. (b)	9,441,046
5,154	Toyota Motor Corp. - ADR	616,728
3,380	TRW Automotive Holdings Corp.*	302,578
89,900	WPP Plc	1,959,024
		33,179,373
Consumer Staples: 2.5%
4,830	Altria Group, Inc.	202,570
3,100	Anheuser-Busch InBev N.V. - ADR	356,314
1,505	British American Tobacco Plc - ADR	179,215
25,828	CVS Caremark Corp. (b)	1,946,656
6,100	Henkel AG & Co. KGaA	613,813
3,433	Hormel Foods Corp.	169,419
30,599	Loblaw Companies Co. Ltd.	1,406,633
266,400	Orkla ASA	2,374,479
1,844	Philip Morris International, Inc.	155,468
240,076	Safeway, Inc. (b)	8,244,211
83,660	Tyson Foods, Inc. - Class A	3,140,595
48,700	Unilever N.V. - ADR	2,130,526
17,000	Walgreen Co.	1,260,210
3,641	Wal-Mart Stores, Inc.	273,330
		22,453,439
Energy: 1.8%
7,300	Alpha Natural Resources, Inc.*	27,083
42,700	Canadian Natural Resources Ltd.	1,960,357
101,020	Caracal Energy, Inc.*	946,888
42,279	CONSOL Energy, Inc. (b)	1,947,794
2,854	Exxon Mobil Corp.	287,341
72,800	Gazprom OAO - ADR	634,452
301,143	Heritage Oil Plc*	1,648,289
9,800	Lukoil OAO - ADR	586,236
21,731	Noble Corp. Plc	729,292
40,400	Occidental Petroleum Corp. (b)	4,146,252
99,639	Peabody Energy Corp.	1,629,098
63,200	Rosneft OAO - GDR	462,308
7,010	Statoil ASA - ADR	216,118
84,872	Talisman Energy, Inc.	899,643
179,537	Yancoal Australia Ltd.*	42,306
		16,163,457
Financials: 5.5%
2,213	Alleghany Corp.*	969,560
67,500	American International Group, Inc. (b)	3,684,150
508,164	American Realty Capital Healthcare
	Trust, Inc. (b)	5,533,906
68,100	AON Plc (b)	6,135,128
63,161	Assured Guaranty Ltd.	1,547,445
6,297	Australand Property Group	26,352
29,300	Bank of America Corp.	450,341
33,900	Bank of New York Mellon Corp. (The)	1,270,572
16,900	CIT Group, Inc.	773,344
70,000	Citigroup, Inc.	3,297,000
99,052	Genworth Financial, Inc. - Class A* (b)	1,723,505
27,200	Groupe Bruxelles Lambert S.A.	2,826,003
3,019	HSBC Holdings Plc - ADR	153,365
299,350	Hudson City Bancorp, Inc. (b)	2,942,611
177,900	Oslo Bors VPS Holding ASA	2,147,097
132,613	Protective Life Corp. (b)	9,194,058
21,700	Schroders Plc	715,612
170,500	Walter Investment Management Corp.	5,077,489
		48,467,538
Health Care: 7.0%
18,889	Actavis Plc*	4,213,191
5,594	AstraZeneca Plc - ADR	415,690
3,486	Bayer AG - ADR	492,467
72,833	CareFusion Corp.*	3,230,144
21,677	Celesio AG	771,599
83,435	Covidien Plc (b)	7,524,168
8,303	Eli Lilly & Co.	516,198
155,456	Emeritus Corp.*	4,920,182
31,800	Express Scripts Holding Co.*	2,204,694
180,448	Forest Laboratories, Inc.*	17,864,352
3,112	GlaxoSmithKline Plc - ADR	166,430
210,004	H. Lundbeck A/S #	15,687
24,577	Johnson & Johnson	2,571,246
35,927	Medtronic, Inc.	2,290,705
50,482	Mylan, Inc.* (b)	2,602,852
199,057	Nordion, Inc.*	2,500,156
14,482	NPS Pharmaceuticals, Inc.*	478,630
8,982	Pfizer, Inc.	266,586
12,460	Questcor Pharmaceuticals, Inc.	1,152,425
10,586	Roche Holdings AG - ADR*	394,858
6,752	Sanofi - ADR	359,004
36,500	Thermo Fisher Scientific, Inc. (b)	4,307,000
245,666	Trius Therapeutics, Inc.* #	38,250
2,565	Valeant Pharmaceuticals
	International, Inc.*	323,498
18,200	WellPoint, Inc.	1,958,502
		61,578,514
Industrials: 2.7%
18,067	Armstrong World Industries, Inc.*	1,037,588
30,581	B/E Aerospace, Inc.*	2,828,437
79,194	Civeo Corp.*	1,982,226
71,761	DigitalGlobe, Inc.* (b)	1,994,956
68,122	Foster Wheeler AG	2,320,917
31,372	Ingersoll-Rand Plc	1,961,064
6,300	Jardine Matheson Holdings Ltd.	373,653
21,900	Jardine Strategic Holdings Ltd.	782,487
32,400	Joy Global, Inc.	1,995,192
82,189	Kentz Corp Ltd.	1,301,773
929	MAN SE	114,784
61,962	Manitowoc Company, Inc.	2,036,071
248,800	Meggitt Plc	2,153,335
12,324	Mitsubishi Corp. - ADR	511,200

The accompanying notes are an integral part of these financial statements.

44 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS (CONTINUED)

Industrials (continued)
1,730	Mitsui & Co. Ltd. - ADR	$554,465
1,301	Siemens - AG - ADR	171,979
17,500	Sound Holding FP Luxembourg* #	274,847
69,162	WaterFurnace Renewable Energy, Inc.	1,963,471
		24,358,445
Information Technology: 5.4%
27,800	Analog Devices, Inc.	1,503,146
79,000	ARRIS Group, Inc.*	2,569,870
1,584	Canon, Inc. - ADR	51,876
28,700	Check Point Software Technologies Ltd.*	1,923,761
98,900	Cisco Systems, Inc. (b)	2,457,665
10,605	EMC Corp.	279,336
91,877	Fusion-io, Inc.*	1,038,210
2,246	Google, Inc. - Class A*	1,313,169
2,246	Google, Inc. - Class C*	1,292,079
63,200	Intel Corp. (b)	1,952,880
92,434	Juniper Networks, Inc.*	2,268,330
2,902	KLA-Tencor Corp.	210,801
22,793	MICROS Systems, Inc.*	1,547,645
173,100	Microsoft Corp. (b)	7,218,269
8,100	OpenTable, Inc.*	839,160
160,200	Oracle Corp. (b)	6,492,906
161,798	PLX Technology, Inc.*	1,046,833
23,400	QUALCOMM, Inc.	1,853,280
45,765	ReadSoft AB - Class B	303,116
20,400	TE Connectivity Ltd.	1,261,536
4,092	Texas Instruments, Inc.	195,557
492,436	Tokyo Electron Ltd. - ADR (b)	8,415,731
126,369	TriQuint Semiconductor, Inc.*	1,997,894
		48,033,050
Materials: 1.1%
4,706	Agnico Eagle Mines Ltd.	180,122
220,500	Alcoa, Inc.	3,283,245
14,248	Dow Chemical Co. (The)	733,201
22,700	MMC Norilsk Nickel OJSC - ADR	449,687
307,200	Norsk Hydro ASA	1,634,304
54,537	Osisko Gold Royalties Ltd.*	819,859
48,307	Owens-Illinois, Inc.*	1,673,355
3,822	Rockwood Holdings, Inc.	290,434
7,825	Tronox Ltd. - Class A	210,493
5,392	Yamana Gold, Inc.	44,339
		9,319,039
Telecommunication Services: 1.7%
8,101	AT&T, Inc.	286,451
161,943	Cbeyond, Inc.*	1,611,333
59,029	Leap Wireless International, Inc.* #	152,295
27,583	HC2 Holdings, Inc.*	110,056
54,822	T-Mobile USA, Inc.*	1,843,116
204,496	tw telecom, Inc.* (b)	8,243,234
19,589	Verizon Communications, Inc.	958,490
38,847	Vodafone Group Plc - ADR	1,297,101
14,849	Ziggo N.V.	686,413
		15,188,489
Utilities: 2.3%
112,318	Envestra Ltd.	143,977
21,470	Integrys Energy Group, Inc.	1,527,161
1,300	NextEra Energy, Inc.	84,487
175,691	Pepco Holdings, Inc. (b)	4,827,989
274,800	Surgutneftegas OAO	226,351
15,135	Tokyo Gas Co. Ltd. - ADR	354,613
221,819	UNS Energy Corp. (b)	13,400,086
		20,564,664

TOTAL COMMON STOCKS
(cost $259,797,050)		299,306,008

RIGHTS/WARRANTS: 0.0%
260,822	Cubist Pharmaceuticals, Inc.	30,229

RIGHTS/WARRANTS: 0.0%
(cost $576,575)		30,229

PREFERRED STOCKS: 0.7%
Energy: 0.1%
	Chesapeake Energy Corp.	272,916
215	5.750%	272,916

Financials: 0.4%
	Ally Financial, Inc. (a)
879	7.000%	885,620
	iStar Financial, Inc.
8,656	4.500%	556,148
	SunTrust Banks, Inc.
31,898	5.875%	764,037
	Weyerhaeuser Co.
26,299	6.375%	1,492,468
		3,698,273
Materials: 0.0%
	ArcelorMittal	397,669
17,456	6.000%
Telecommunication Services: 0.1%
	Crown Castle International Corp.
7,247	4.500%	738,614
Utilities: 0.1%
	Dominion Resources, Inc.
9,207	6.375%	484,518
	Dominion Resources, Inc.
1,118	6.000%	64,866
	Dominion Resources, Inc.
1,244	6.125%	71,717
		621,101

TOTAL PREFERRED STOCKS
(cost $5,312,052)		5,728,573

EXCHANGE TRADED FUNDS: 0.3%
54,002	WisdomTree Japan Hedged
	Equity Fund	2,665,539
		2,665,539

TOTAL EXCHANGE TRADED FUNDS
(cost $2,628,459)		2,665,539

 The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
ASSET BACKED SECURITIES: 3.7%
	Ally Master Owner Trust
$1,330,000	Series 2014-2-A
	0.522%, 01/16/2018	$1,330,466
	American Express Credit Account
	Master Trust
345,000	Series 2013-1-A
	0.572%, 02/16/2021	346,302
250,000	Series 2013-3-A
	0.980%, 05/15/2019	250,453
1,060,000	Series 2014-1-A
	0.522%, 12/15/2021	1,062,769
845,000	Series 2014-2-A
	1.260%, 01/15/2020	844,983
	AmeriCredit Automobile
	Receivables Trust
252,000	Series 2013-4-D
	3.310%, 10/08/2019	261,392
	Bank of America Credit Card Trust
310,000	Series 2014-A1-A
	0.532%, 06/15/2021	310,355
1,030,000	Series 2014-A2-A
	0.422%, 09/16/2019	1,031,526
	Bayview Opportunity Master Fund
	Trust IIB LP
560,000	Series 2014-18NP-A
	3.228%, 07/28/2034 (a)	560,000
	Capital One Multi-Asset Execution Trust
425,000	Series 2013-A3-A3
	0.960%, 09/16/2019	425,276
200,000	Series 2014-A2-A2
	1.260%, 09/16/2019	201,024
	Chase Issuance Trust
850,000	Series 2013-A8-A8
	1.010%, 10/15/2018	853,005
500,000	Series 2014-A3-A3
	0.352%, 05/15/2018	500,843
1,040,000	Series 2014-A5-A5
	0.522%, 04/15/2021	1,041,926
	Citibank Credit Card Issuance Trust
430,000	Series 2013-A6-A6
	1.320%, 09/07/2018	434,327
960,000	Series 2013-A7-A7
	0.583%, 09/10/2020	964,907
850,000	Series 2013-A10-A10
	0.730%, 02/07/2018	852,345
590,000	Series 2014-A2-A2
	1.020%, 02/22/2019	590,040
475,000	Series 2014-A3-A3
	0.353%, 05/09/2018	475,461
525,000	Series 2014-A4-A4
	1.230%, 04/24/2019	526,457
	Colony American Homes
610,000	Series 2014-1A-C
	2.100%, 05/17/2031 (a)	612,345
	CSAB Mortgage Backed Trust
1,857,684	Series 2006-2-A6B
	5.700%, 09/25/2036	663,170
	Ford Credit Auto Owner Trust
310,573	Series 2013-C-A2
	0.550%, 04/15/2016	310,785
	GSAA Home Equity Trust
936,496	Series 2006-10-AF5
	6.448%, 06/25/2036	585,471
	Honda Auto Receivables Owner Trust
715,000	Series 2013-4-A3
	0.690%, 09/18/2017	716,511
825,000	Series 2014-2-A3
	0.770%, 03/19/2018	825,033
	Invitation Homes Trust
530,000	Series 2014-SFR1-B
	1.654%, 06/17/2031 (a)	534,304
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5
	5.661%, 11/25/2036	968,181
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A
	5.760%, 11/25/2035	1,841,400
2,456,431	Series 2006-8-3A3
	5.623%, 06/25/2036	2,143,302
	Long Beach Mortgage Loan Trust
332,315	Series 2005-WL2-M1
	0.622%, 08/25/2035	329,660
	Nissan Auto Receivables Owner Trust
324,073	Series 2013-B-A2
	0.520%, 04/15/2016	324,260
630,000	Series 2013-C-A3
	0.670%, 08/15/2018	629,619
	OneMain Financial Issuance Trust
490,000	Series 2014-1A-A
	2.430%, 06/18/2024 (a)	489,990
	Residential Asset Mortgage
	Products, Inc.
273,613	Series 2006-RS5-A3
	0.322%, 09/25/2036	264,203
	Residential Asset Securities Corp.
533,915	Series 2006-EMX2-A2
	0.352%, 02/25/2036	526,010
2,037,853	Series 2006-EMX6-A3
	0.302%, 07/25/2036	1,788,938
584,702	Series 2007-KS4-A2
	0.332%, 05/25/2037	581,482
	Rise Ltd.
489,583	4.750%, 02/12/2039 #	496,315
	Sierra Timeshare Receivables
	Funding LLC
53,627	Series 2012-1A-A
	2.840%, 11/20/2028 (a)	54,785
240,076	Series 2013-1A-A
	1.590%, 11/20/2029 (a)	241,207
634,619	Series 2013-3A-A
	2.200%, 10/20/2030 (a)	638,524
	Springleaf Funding Trust
305,000	Series 2014-AA-A
	2.410%, 12/15/2022 (a)	305,538
	TAL Advantage V LLC
470,833	Series 2013-2A-A
	3.550%, 11/20/2038 (a)	480,336

The accompanying notes are an integral part of these financial statements.

46 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
ASSET BACKED SECURITIES (CONTINUED)
	Terwin Mortgage Trust
$2,306,694	Series 2006-3-2A2
	0.362%, 04/25/2037 (a)	$1,851,228
	USAA Auto Owner Trust
205,000	Series 2012-1-A4
	0.570%, 08/15/2017	205,365
	VOLT NPL X LLC
1,063,345	Series 2013-NPL4-A1
	3.960%, 11/25/2053 (a)	1,069,660
	World Financial Network Credit Card
	Master Trust
305,000	Series 2014-A-A
	0.532%, 12/15/2019	305,515

TOTAL ASSET BACKED SECURITIES
(cost $30,830,190)		32,646,994

BANK LOANS: 3.7%
	Alcatel-Lucent USA, Inc.
1,068,784	4.500%, 01/30/2019 (2)	1,071,039
	American Beacon Advisors, Inc.
316,684	4.750%, 11/22/2019 (2)	319,455
	American Tire Distributors, Inc.
126,006	5.750%, 06/01/2018 (2)	127,030
	Amneal Pharmaceuticals LLC
292,788	5.750%, 11/01/2019 (2)	294,862
	AmWINS Group, Inc.
157,602	5.000%, 9/6/2019 (2)	158,193
	Aptean, Inc.
458,850	5.250%, 02/26/2020 (2)	461,718
	Aramark Corp.
413,963	3.250%, 02/21/2021 (2)	411,737
	Ardagh Holdings USA, Inc.
65,000	4.000%, 12/17/2019 (2)	65,203
84,575	4.250%, 12/17/2019 (2)	84,998
	Arysta LifeScience SPC, LLC
188,100	4.500%, 05/30/2020 (2)	188,805
	Ascend Performance Materials LLC
376,630	6.750%, 04/10/2018 (2)	374,749
	Asurion LLC
365,867	5.000%, 05/24/2019 (2)	368,649
108,900	4.250%, 07/08/2020 (2)	108,991
	AVSC Holding Corp.
154,613	4.500%, 01/24/2021 (2)	155,328
	AWAS Aviation Capital Ltd.
193,620	3.500%, 07/16/2018 (2)	194,225
	Bauer Performance Sports Ltd.
105,283	4.500%, 04/15/2021 (2)	105,579
2,162,486	Bennu Oil & Gas LLC (1)	2,199,432
	Big Heart Pet Brands
802,988	3.500%, 03/08/2020 (2)	797,716
	BMC Software Finance, Inc.
341,920	5.000%, 09/10/2020 (2)	341,956
170,674	5.000%, 09/10/2020 (2)	170,364
	Brasa Holdings, Inc.
35,714	11.000%, 01/13/2020 (2)	36,272
	Brickman Group Ltd. LLC (The)
149,250	4.000%, 12/18/2020 (2)	148,012
	Calpine Construction Finance Co. LP
222,750	3.000%, 05/03/2020 (2)	219,084
	Checkout Holding Corp.
494,644	4.500%, 04/04/2021 (2)	495,777
	Cincinnati Bell, Inc.
168,725	4.000%, 09/10/2020 (2)	169,015
	Cooper Gay Swett & Crawford Ltd.
332,481	5.000%, 04/16/2020 (2)	326,802
130,000	8.250%, 10/16/2020 (2)	125,613
	Crosby US Acquisition Corp.
298,500	3.195%, 11/18/2020 (2)	298,687
	Crown Castle Operating Co.
376,206	2.400%, 01/31/2019 (2)	377,030
355,999	3.000%, 01/31/2021 (2)	356,395
	CSC Holdings LLC
282,230	2.650%, 04/17/2020 (2)	279,632
881,480	Davita Healthcare Partners, Inc. (1)	886,540
	Dealertrack Technologies, Inc.
146,641	3.500%, 02/24/2021 (2)	146,672
	Del Monte Foods, Inc.
149,625	4.250%, 02/18/2021 (2)	149,095
	Dell International LLC
353,225	4.500%, 04/29/2020 (2)	355,533
	Delos Finance S.A.R.L.
490,000	3.500%, 03/06/2021 (2)	490,561
	Doncasters U.S. Finance LLC
100,383	4.500%, 04/09/2020 (2)	100,917
	Drew Marine Group, Inc.
20,694	4.500%, 11/19/2020 (2)	20,810
	Duff & Phelps Investment
	Management Co.
143,551	4.500%, 04/23/2020 (2)	144,358
	Energy Transfer Equity LP
250,000	3.250%, 12/02/2019 (2)	247,740
	Entegris, Inc.
205,000	3.500%, 04/30/2021 (2)	203,783
412,389	Evergreen Skills Lux S.A.R.L.	413,034
	Flying Fortress, Inc.
145,000	3.500%, 06/30/2017 (2)	145,001
	FPC Holdings, Inc.
103,212	5.250%, 11/19/2019 (2)	102,954
	Garda World Security Corp.
37,902	4.000%, 11/08/2020 (2)	37,934
148,163	4.000%, 11/08/2020 (2)	148,286
286,000	Gates Global, Inc. (1)	285,419
	Generac Power Systems, Inc.
329,138	3.250%, 05/31/2020 (2)	327,656
	Getty Images, Inc.
167,450	4.750%, 10/18/2019 (2)	162,217
	Grifols Worldwide Operations USA, Inc.
523,688	3.150%, 02/27/2021 (2)	523,735
	Grosvenor Capital Management
	Holdings LLLP
164,175	3.750%, 01/04/2021 (2)	163,423
	HarbourVest Partners LLC
95,982	3.250%, 02/04/2021 (2)	95,382
	Harland Clarke Holdings Corp.
237,050	5.484%, 06/30/2017 (2)	238,334
56,410	Hillman Group, Inc. (The) (1)	56,727

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	Hilton Worldwide Finance LLC
$306,544	3.500%, 10/26/2020 (2)	$306,391
	HUB International Ltd.
523,688	4.250%, 10/02/2020 (2)	525,324
	IMS Health, Inc.
154,613	3.500%, 03/17/2021 (2)	153,989
	Infor (US), Inc.
434,063	3.750%, 06/03/2020 (2)	431,803
	Inmar, Inc.
357,761	4.250%, 01/27/2021 (2)	354,631
	iQor US, Inc.
437,402	6.000%, 04/01/2021 (2)	420,999
	J Crew Group, Inc.
360,000	4.000%, 03/05/2021 (2)	355,781
	JLL/Delta Dutch Newco B.V.
230,000	4.250%, 03/11/2021 (2)	228,563
	Kasima, LLC
230,000	3.250%, 05/17/2021 (2)	229,641
5,497	La Quinta Intermediate Holding (1)	5,472
	Libbey Glass, Inc.
70,483	3.750%, 04/09/2021 (2)	70,571
	Light Tower Fiber LLC
299,194	4.000%, 04/11/2020 (2)	299,061
	M/A-Com Technology Solutions
	Holdings, Inc.
281,967	4.500%, 05/07/2021 (2)	284,434
	MacDermid, Inc.
138,600	4.000%, 06/07/2020 (2)	138,860
	Mallinckrodt International Finance S.A.
508,725	3.500%, 03/19/2021 (2)	509,440
	Metal Services LLC
192,195	6.000%, 06/30/2017 (2)	194,058
	Microsemi Corp.
151,337	3.500%, 02/19/2020 (2)	151,462
	Millennium Laboratories, Inc.
510,752	5.250%, 04/16/2021 (2)	516,712
	Mirror BidCo Corp.
75,959	4.250%, 12/18/2019 (2)	76,086
334,468	New Albertsons, Inc. (1)	335,828
	Nexeo Solutions LLC
87,327	5.000%, 09/08/2017 (2)	87,545
331,124	5.000%, 09/08/2017 (2)	331,951
	Nine West Group, Inc.
190,000	4.750%, 10/08/2019 (2)	191,253
	NRG Energy, Inc.
335,750	2.750%, 07/02/2018 (2)	335,540
	Nuance Communications, Inc.
124,060	2.900%, 08/07/2019 (2)	123,502
	NXP B.V.
198,500	3.250%, 01/11/2020 (2)	197,632
	Oberthur Technologies of
	America Corp.
134,325	4.500%, 10/08/2019 (2)	135,282
	Open Text Corp.
253,725	3.250%, 01/16/2021 (2)	254,042
	Ortho-Clinical Diagnostics, Inc.
250,000	4.750%, 06/30/2021 (2)	252,256
	Pacific Drilling S.A.
168,300	4.500%, 06/04/2018 (2)	169,142
	Pharmedium Healthcare Corp.
120,384	4.250%, 01/28/2021 (2)	120,484
	Pinnacle Foods Finance LLC
227,295	3.250%, 04/29/2020 (2)	226,425
	Pinnacle Operating Corp.
122,820	4.750%, 11/15/2018 (2)	123,511
	Planet Fitness Holdings LLC
237,827	4.750%, 03/31/2021 (2)	239,313
	Power Buyer, LLC
2,104	4.250%, 05/06/2020 (2)	2,062
54,450	4.250%, 05/06/2020 (2)	53,361
	Quikrete Holdings, Inc.
133,988	4.000%, 09/26/2020 (2)	134,354
	Quintiles Transnational Corp.
344,648	3.750%, 06/08/2018 (2)	345,165
	Reddy Ice Corp.
168,719	6.750%, 05/01/2019 (2)	165,344
	Renaissance Learning, Inc.
284,787	4.500%, 04/09/2021 (2)	285,143
	SBA Senior Finance II LLC
205,000	3.250%, 03/24/2021 (2)	204,127
	Sedgwick, Inc.
462,417	3.750%, 03/01/2021 (2)	456,239
	Sequa Corp.
93,575	5.250%, 06/19/2017 (2)	92,883
318,512	ServiceMaster Co. (1)	318,563
	Signode Industrial Group US, Inc.
360,000	4.000%, 05/01/2021 (2)	359,437
	Silver II U.S. Holdings LLC
692,972	4.000%, 12/13/2019 (2)	692,047
	Sinclair Broadcast Group, Inc.
421,803	3.000%, 04/09/2020 (2)	417,901
	Spin Holdco, Inc.
74,438	4.250%, 11/14/2019 (2)	74,664
	Springer Science & Business Media
	Deutschland GmbH
327,525	5.000%, 08/14/2020 (2)	328,601
	Sprouts Farmers Markets
	Holdings LLC
120,729	4.000%, 04/23/2020 (2)	121,181
	SRAM LLC
276,459	4.000%, 04/10/2020 (2)	274,473
	Talbots, Inc. (The)
311,506	4.750%, 03/19/2020 (2)	309,949
	Taminco Global Chemical Corp.
189,050	3.250%, 02/15/2019 (2)	188,081
	Tempur Sealy International, Inc.
329,212	3.500%, 03/18/2020 (2)	329,006
	Time Inc.
305,000	4.250%, 04/26/2021 (2)	307,289
	TransDigm, Inc.
79,196	3.750%, 02/28/2020 (2)	79,054
140,000	3.750%, 06/02/2021 (2)	139,574
	Tribune Co.
368,150	4.000%, 12/27/2020 (2)	369,414
	U.S. Coatings Acquisition, Inc.
240,564	4.000%, 02/01/2020 (2)	240,985

The accompanying notes are an integral part of these financial statements.

48 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	Univar, Inc.
$361,263	5.000%, 06/30/2017 (2)	$363,266
	Virtuoso US LLC
111,722	4.750%, 02/11/2021 (2)	112,630
	Verint Systems, Inc.
108,940	3.500%, 09/06/2019 (2)	109,063
	Virgin Media Investment Holdings Ltd.
340,000	3.500%, 06/07/2020 (2)	339,354
295,000	Visteon Corp. (1)	293,378
	WESCO Distribution, Inc.
12,482	3.750%, 12/12/2019 (2)	12,506
	Wilsonart International Holding LLC
330,481	4.000%, 10/31/2019 (2)	328,968
	Zayo Group LLC
509,856	4.000%, 07/02/2019 (2)	511,237

TOTAL BANK LOANS
(cost $32,831,478)		33,014,742

CONVERTIBLE BONDS: 1.9%

Consumer Discretionary: 0.2%

	Ford Motor Co.
420,000	4.250%, 11/15/2016	841,313
	Jarden Corp.
395,000	1.125%, 03/15/2034 (a)	405,369
	Priceline Group, Inc. (The)
181,000	1.000%, 03/15/2018	257,359
511,000	0.350%, 06/15/2020	605,854
	YPG Financing, Inc.
43,402 (CAD)	8.000%, 11/30/2022	43,701
		2,153,596
Energy: 0.3%
	BPZ Resources, Inc.
1,528,000	8.500%, 10/01/2017	1,804,950
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	47,925
223,000	2.500%, 05/15/2037	240,004
	Hornbeck Offshore Services, Inc.
285,000	1.500%, 09/01/2019	345,384
	Peabody Energy Corp.
580,000	4.750%, 12/15/2041	415,594
		2,853,857
Financials: 0.2%
	Annaly Capital Management, Inc.
1,759,000	4.000%, 02/15/2015	1,863,449

Health Care: 0.3%
	BioMarin Pharmaceutical, Inc.
57,000	0.750%, 10/15/2018	59,244
244,000	1.500%, 10/15/2020	258,183
	Emergent Biosolutions, Inc.
265,000	2.875%, 01/15/2021 (a)	277,753
	Gilead Sciences, Inc.
360,000	1.625%, 05/01/2016	1,312,877
	Mylan, Inc.
105,000	3.750%, 09/15/2015	407,597
		2,315,654
Industrials: 0.1%
	Aecon Group, Inc.
279,000 (CAD)	6.250%, 10/31/2015	280,398
	Navistar International Corp.
735,000	3.000%, 10/15/2014	744,188
		1,024,586
Information Technology: 0.6%
	Ciena Corp.
230,000	3.750%, 10/15/2018 (a)	316,969
	Intel Corp.
205,000	3.250%, 08/01/2039	316,598
	InterDigital, Inc.
1,566,000	2.500%, 03/15/2016	1,732,387
	JDS Uniphase Corp.
1,275,000	0.625%, 08/15/2033 (a)	1,281,375
	MercadoLibre, Inc.
360,000	2.250%, 07/01/2019 (a)	378,450
	Novellus Systems, Inc.
135,000	2.625%, 05/15/2041	273,881
	Nuance Communications, Inc.
245,000	2.750%, 11/01/2031	245,919
	Palo Alto Networks, Inc.
375,000	0.000%, 07/01/2019 (a)	388,828
	SanDisk Corp.
225,000	1.500%, 08/15/2017	458,859
		5,393,266
Materials: 0.2%
	Primero Mining Corp.
1,299,000	6.500%, 03/31/2016	1,336,752
	United States Steel Corp.
239,000	2.750%, 04/01/2019	298,003
		1,634,755
TOTAL CONVERTIBLE BONDS
(cost $15,677,355)		17,239,163

CORPORATE BONDS: 12.9%

Consumer Discretionary: 3.1%
	24 Hour Holdings III LLC
605,000	8.000%, 06/01/2022 (a)	605,000
	Allbritton Communications Co.
3,557,000	8.000%, 05/15/2018 (b)	3,725,958
	Altice S.A.
1,135,000 (EUR)	7.250%, 05/15/2022 (a)	1,650,987
	Ardagh Packaging Finance Plc
2,891,000	11.125%, 06/01/2018 (a)	3,060,268
140,000 (EUR)	8.375%, 06/15/2019 (a)	194,063
	Atrium Windows & Doors , Inc.
595,000	7.750%, 05/01/2019 (a)	603,925
	Clear Channel Worldwide Holdings, Inc.
465,000	7.625%, 03/15/2020	503,944
	Daimler Finance North America LLC
720,000	0.905%, 08/01/2016 (a)	726,940

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Consumer Discretionary (continued)
	Foot Locker, Inc.
$295,000	8.500%, 01/15/2022	$325,861
	Ford Motor Credit Co. LLC
595,000	1.013%, 01/17/2017	599,566
	Group 1 Automotive, Inc.
335,000	5.000%, 06/01/2022 (a)	336,675
	Grupo Televisa S.A.B.
9,270,000 (MXN)	7.250%, 05/14/2043	622,589
	Hilton Worldwide Finance Corp.
285,000	5.625%, 10/15/2021 (a)	303,347
	Hyundai Capital Services, Inc.
2,000,000	1.031%, 03/18/2017 (a)	2,007,198
	LIN Television Corp.
1,389,000	8.375%, 04/15/2018	1,458,450
	Nara Cable Funding Ltd.
2,254,000	8.875%, 12/01/2018	2,417,415
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 12/31/2049 (a)	546,000
	Nielsen Finance LLC
1,572,000	7.750%, 10/15/2018	1,666,320
	Nissan Motor Acceptance Corp.
810,000	0.934%, 09/26/2016 (a)	815,821
965,000	0.777%, 03/03/2017 (a)	968,451
	Reader’s Digest Association, Inc. (The)
605,000	9.500%, 02/15/2017 #	242,000
	Sears Holdings Corp.
75,000	6.625%, 10/15/2018	69,469
	ServiceMaster Co. (The)
1,880,000	7.000%, 08/15/2020	2,009,250
	Volkswagen International Finance N.V.
430,000	0.666%, 11/18/2016 (a)	431,880
	Wave Holdco LLC / Wave Holdco Corp.
125,000	8.250%, 07/15/2019 (a)	128,906
	YPG Financing, Inc.
1,948,003 (CAD)	9.250%, 11/30/2018 (a)	1,906,676
		27,926,959
Consumer Staples: 1.0%
	Anheuser-Busch InBev Finance, Inc.
900,000	0.418%, 01/27/2017	901,727
	BRF - Brasil Foods S.A.
1,200,000 (BRL)	7.750%, 05/22/2018 (a)	472,409
	Coca Cola Co. (The)
950,000	0.325%, 11/01/2016	951,436
	Cosan Luxembourg S.A.
300,000 (BRL)	9.500%, 03/14/2018 (a)	123,412
	Crestview DS Merger Sub II, Inc.
187,000	10.000%, 09/01/2021 (a)	209,907
	Procter & Gamble Co. (The)
430,000	0.303%, 11/04/2016	430,252
	Safeway, Inc.
1,577,000	6.350%, 08/15/2017	1,796,757
	US Foods, Inc.
3,248,000	8.500%, 06/30/2019	3,480,231
		8,366,131
Energy: 1.8%
	ATP Oil & Gas Corp.
1,119,000	11.875%, 05/01/2015	17,484
	Baytex Energy Corp.
861,000	5.125%, 06/01/2021 (a)	867,458
	BP Capital Markets Plc
365,000	0.643%, 11/07/2016	366,916
	Cimarex Energy Co.
267,000	4.375%, 06/01/2024	272,674
	Exxon Mobil Corp.
995,000	0.271%, 03/15/2017	995,661
	Forest Oil Corp.
1,206,000	7.250%, 06/15/2019	1,199,970
	Gibson Energy, Inc.
120,000	6.750%, 07/15/2021 (a)	130,500
505,000 (CAD)	5.375%, 07/15/2022 (a)	477,140
	Midwest Generation LLC
760,073	8.560%, 01/02/2016	780,975
	Newfield Exploration Co.
2,445,000	7.125%, 05/15/2018	2,527,518
	OGX Austria GmBH
795,000	8.500%, 06/01/2018 (a)	51,675
600,000	8.375%, 04/01/2022 (a)	37,500
	Pertamina Persero PT
1,600,000	6.450%, 05/30/2044 (a)	1,592,000
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021 (a)	343,958
	QEP Resources, Inc.
525,000	5.375%, 10/01/2022	543,375
115,000	5.250%, 05/01/2023	118,163
	Regency Energy Partners LP /
	Regency Energy Finance Corp.
175,000	5.750%, 09/01/2020	189,438
105,000	5.875%, 03/01/2022	114,319
110,000	4.500%, 11/01/2023	109,450
	Rio Oil Finance Trust
2,200,000	6.250%, 07/06/2024 (a)	2,313,973
	Sabine Oil & Gas LLC / Sabine Oil &
	Gas Finance Corp.
2,185,000	9.750%, 02/15/2017	2,294,250
	Sanchez Energy Corp.
280,000	6.125%, 01/15/2023 (a)	289,800
	Shell International Finance B.V.
435,000	0.434%, 11/15/2016	435,669
		16,069,866
Financials: 3.4%
	450 Hayes
36,695	9.000%, 12/19/2015 #	36,695
	Assicurazioni Generali SpA
2,400,000 (EUR)	7.750%, 12/12/2042	4,125,531
	Bank Of America Corp.
420,000	1.274%, 01/15/2019	425,863
	Caterpillar Financial Services Corp.
555,000	0.457%, 03/03/2017	555,962
	Causeway Square
588,000	9.000%, 10/18/2015 #	588,000
	College Terrace
99,018	9.500%, 06/30/2016 #	99,018

The accompanying notes are an integral part of these financial statements.

50 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Financials (continued)
	CPG Merger Sub LLC
$294,000	8.000%, 10/01/2021 (a)	$310,905
	General Electric Capital Corp.
450,000	0.464%, 01/14/2016	450,653
700,000	7.125%, 12/31/2049	827,427
	Host Hotels & Resorts LP
245,000	5.250%, 03/15/2022	270,517
	Icahn Enterprises LP / Icahn
	Enterprises Finance Corp
744,000	4.875%, 03/15/2019	768,180
	Intesa Sanpaolo SpA
1,700,000	5.017%, 06/26/2024 (a)	1,723,443
	iStar Financial, Inc.
3,240,000	4.000%, 11/01/2017	3,268,350
1,375,000	5.000%, 07/01/2019	1,381,875
	Jefferies Finance LLC / JFIN
	Co-Issuer Corp.
520,000	6.875%, 04/15/2022 (a)	527,800
	JPMorgan Chase & Co.
1,140,000 (NZD)	4.250%, 11/02/2018	961,013
	National Money Mart Co.
2,218,000	10.375%, 12/15/2016	2,342,763
	NorthStar Realty Finance Corp.
4,695,000	3.000%, 09/30/2014	4,686,286
	Outlets at the Border
200,092	12.000%, 04/17/2016 #	200,092
	Rialto Holdings LLC / Rialto Corp.
1,409,000	7.000%, 12/01/2018 (a)	1,482,092
	RIM V
380,500	9.750%, 06/19/2015 #	380,500
	Royal Bank of Scotland Group Plc
1,910,000	6.125%, 12/15/2022	2,095,994
	Societe Generale S.A.
900,000	5.000%, 01/17/2024 (a)	943,039
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	305,655
	Textron Financial Corp.
725,000	6.000%, 02/15/2067 (a)	667,000
	Walter Investment Management Corp.
1,091,000	7.875%, 12/15/2021 (a)	1,145,550
		30,570,203
Health Care: 0.4%
	Baxter International, Inc.
1,300,000	0.401%, 12/11/2014	1,300,915
	Biomet, Inc.
1,342,000	6.500%, 10/01/2020	1,439,295
	BioScrip, Inc.
375,000	8.875%, 02/15/2021 (a)	392,344
	Community Health Systems, Inc.
360,000	6.875%, 02/01/2022 (a)	383,400
	Johnson & Johnson
415,000	0.299%, 11/28/2016	415,650
		3,931,604
Industrials: 1.2%
	Alfa S.A.B. de C.V.
400,000	6.875%, 03/25/2044 (a)	437,000
	Alliant Techsystems, Inc.
1,328,000	6.875%, 09/15/2020	1,440,881
	B/E Aerospace, Inc.
1,313,000	5.250%, 04/01/2022	1,436,094
	Canadian National Railway Co.
590,000	0.423%, 11/06/2015	590,358
	International Lease Finance Corp.
225,000	6.750%, 09/01/2016 (a)	250,031
	Meccanica Holdings USA, Inc.
901,000	6.250%, 01/15/2040 (a)	873,970
	Odebrecht Finance Ltd.
300,000 (BRL)	8.250%, 04/25/2018 (a)	123,207
	OSX 3 Leasing B.V.
1,178,000	9.250%, 03/20/2015 (a)	1,295,800
	Rockwell Collins, Inc.
115,000	0.581%, 12/15/2016	115,351
	TransDigm, Inc.
1,062,000	6.000%, 07/15/2022 (a)	1,092,533
	Transfield Services Ltd.
600,000	8.375%, 05/15/2020 (a)	619,500
	United Airlines 2007-1 Pass
	Through Trust
1,938,236	6.636%, 07/02/2022	2,141,751
		10,416,476
Information Technology: 0.7%
	Advanced Micro Devices, Inc.
245,000	7.000%, 07/01/2024 (a)	250,819
	Blackboard, Inc.
675,000	7.750%, 11/15/2019 (a)	708,750
	Cisco Systems, Inc.
955,000	0.507%, 03/03/2017	959,428
	First Data Holdings, Inc.
2,071,000	14.500%, 09/24/2019 (a)	2,311,754
	Jabil Circuit, Inc.
585,000	4.700%, 09/15/2022 (a)	595,238
	Sanmina Corp.
1,430,000	4.375%, 06/01/2019 (a)	1,431,787
		6,257,776
Materials: 0.6%
	Ashland, Inc.
180,000	6.500%, 06/30/2029	164,700
	Texas Industries, Inc.
4,183,000	9.250%, 08/15/2020	4,758,162
	Worthington Industries, Inc.
290,000	4.550%, 04/15/2026	302,331
		5,225,193
Telecommunication Services: 0.1%
	Oi S.A.
605,000 (BRL)	9.750%, 09/15/2016 (a)	258,764
	Wind Acquisition Finance S.A.
525,000 (EUR)	4.203%, 07/15/2020 (a)	720,548
		979,312

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Utilities: 0.5%
	AES Corp.
$1,000,000	3.229%, 06/01/2019	$1,010,000
	Cia de Eletricidade do Estado
	da Bahia
500,000 (BRL)	11.750%, 04/27/2016 (a)	222,931
	Duke Energy Corp.
470,000	0.612%, 04/03/2017	471,732
	Duke Energy Progress, Inc.
465,000	0.430%, 03/06/2017	465,561
	Enel SpA
1,705,000	8.750%, 09/24/2073 (a)	2,011,900
	Southern California Edison Co.
432,000	0.285%, 10/01/2014	432,016
		4,614,140

TOTAL CORPORATE BONDS
(cost $114,440,484)		114,357,660

GOVERNMENT SECURITIES & AGENCY ISSUE: 2.4%
	Brazilian Government
	International Bond
1,480,000 (BRL)	8.500%, 01/05/2024	653,158
	Mexican Bonos
6,850,000 (MXN)	7.250%, 12/15/2016	573,481
11,500,000 (MXN)	7.750%, 12/14/2017	992,798
20,300,000 (MXN)	8.500%, 12/13/2018	1,813,016
64,250,000 (MXN)	6.500%, 06/10/2021	5,331,371
15,000,000 (MXN)	6.500%, 06/09/2022	1,232,120
		9,942,786
	United States Treasury Bond
6,000,000	1.625%, 11/15/2022	5,671,404
5,095,000	3.375%, 05/15/2044	5,130,028
		10,801,432

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $21,186,360)		21,397,376

LIMITED PARTNERSHIPS: 0.1%
0.30% Partnership U.S. Farming Realty Trust II, LP #
Interest		787,046

TOTAL LIMITED PARTNERSHIPS
(cost $749,646)		787,046

MORTGAGE BACKED SECURITIES: 23.2%
	Adjustable Rate Mortgage Trust
148,550	Series 2004-4-3A1,
	2.705%, 03/25/2035	142,675
173,096	Series 2004-5-5A1,
	4.047%, 04/25/2035	170,703
315,994	Series 2004-5-6A1,
	2.829%, 04/25/2035	316,080
3,000,000	Series 2005-2-6M2,
	1.132%, 06/25/2035	2,633,814
801,691	Series 2006-1-2A1,
	3.033%, 03/25/2036	616,765
	Banc of America Alternative Loan Trust
207,805	Series 2003-8-1CB1,
	5.500%, 10/25/2033	215,206
199,051	Series 2003-10-1A1,
	5.500%, 12/25/2033	205,834
272,243	Series 2003-10-3A1,
	5.500%, 12/25/2033	280,601
345,600	Series 2005-6-CB7,
	5.250%, 07/25/2035	313,775
1,217,751	Series 2006-7-A4,
	5.998%, 10/25/2036	892,477
	Banc of America Funding Corp.
268,925	Series 2004-B-4A2,
	2.578%, 11/20/2034	258,885
130,053	Series 2005-5-1A1,
	5.500%, 09/25/2035	136,865
225,080	Series 2005-7-3A1,
	5.750%, 11/25/2035	231,990
1,033,156	Series 2006-A-4A1,
	2.745%, 02/20/2036	875,343
1,390,978	Series 2006-B-7A1,
	5.624%, 03/20/2036	1,294,075
536,535	Series 2006-6-1A2,
	6.250%, 08/25/2036	532,884
2,338,206	Series 2006-7-T2A3,
	5.695%, 10/25/2036	1,894,754
118,721	Series 2008-R4-1A4,
	0.602%, 07/25/2037 (a)	76,358
1,748,399	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	1,386,000
	Banc of America Mortgage Trust
83,201	Series 2005-A-2A1,
	2.753%, 02/25/2035	83,844
	BCAP LLC Trust
695,674	Series 2010-RR6-6A2,
	5.750%, 07/26/2037 (a)	647,245
3,369,000	Series 2010-RR12-1A7,
	2.059%, 06/26/2037 (a)	3,328,338
4,133,217	Series 2011-R11-2A4,
	5.500%, 12/26/2035 (a)	2,495,040
	Bear Stearns Adjustable Rate Mortgage Trust
535,642	Series 2004-6-2A1,
	2.816%, 09/25/2034	508,672
188,623	Series 2004-9-12A3,
	2.885%, 11/25/2034	187,853
7,448	Series 2004-10-11A1,
	2.710%, 01/25/2035	7,407
192,672	Series 2005-12-11A1,
	2.587%, 02/25/2036	155,985
	Bear Stearns Asset Backed Securities Trust
962,427	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	816,839
	Bear Stearns Commercial Mortgage Securities Trust
110,000	Series 2003-PWR2-E,
	6.577%, 05/11/2039 (a)	112,461

The accompanying notes are an integral part of these financial statements.

52 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Chase Mortgage Finance Trust
$263,403	Series 2007-A1-3A1,
	2.590%, 02/25/2037	$262,342
3,425,520	Series 2007-S3-1A15,
	6.000%, 05/25/2037	3,062,624
	ChaseFlex Trust
2,713,598	Series 2007-3-2A1,
	0.452%, 07/25/2037	2,281,572
	Citicorp Mortgage Securities Trust
111,811	Series 2006-4-1A2,
	6.000%, 08/25/2036	114,810
	Citigroup Commercial Mortgage Trust
320,000	Series 2013-375P-D,
	3.518%, 05/10/2035 (a)	305,157
	Citigroup Mortgage Loan Trust, Inc.
227,867	Series 2005-2-1A4,
	2.530%, 05/25/2035	225,348
568,423	Series 2005-5-2A2,
	5.750%, 08/25/2035	470,119
382,435	Series 2005-11-A2A,
	2.500%, 10/25/2035	379,210
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,604,635
	Citimortgage Alternative Loan Trust
73,011	Series 2006-A3-1A7,
	6.000%, 07/25/2036	65,821
381,877	Series 2006-A4-1A1,
	6.000%, 09/25/2036	338,957
731,729	Series 2006-A5-1A13,
	0.602%, 10/25/2036	513,692
728,315	Series 2006-A5-1A2,
	6.398%, 10/25/2036	159,591
656,972	Series 2007-A4-1A6,
	5.750%, 04/25/2037	573,057
1,283,071	Series 2007-A4-1A13,
	5.750%, 04/25/2037	1,119,170
301,375	Series 2007-A6-1A11,
	6.000%, 06/25/2037	258,412
175,693	Series 2007-A6-1A3,
	6.000%, 06/25/2037	150,647
247,697	Series 2007-A8-A1,
	6.000%, 10/25/2037	217,475
	COMM Mortgage Trust
150,000	Series 2014-SAVA-A,
	1.302%, 06/15/2034 (a)	150,000
150,000	Series 2014-SAVA-B,
	1.902%, 06/15/2034 (a)	150,000
300,000	Series 2014-SAVA-C,
	2.552%, 06/15/2034 (a)	300,000
	Countrywide Alternative Loan Trust
150,563	Series 2003-20CB-2A1,
	5.750%, 10/25/2033	159,222
298,793	Series 2003-4CB-1A1,
	5.750%, 04/25/2033	305,722
132,930	Series 2003-9T1-A7,
	5.500%, 07/25/2033	136,311
1,741,348	Series 2004-13CB-A4,
	0.000%, 07/25/2034	1,418,509
150,467	Series 2004-14T2-A11,
	5.500%, 08/25/2034	157,942
540,692	Series 2004-27CB-A1,
	6.000%, 12/25/2034	535,095
122,592	Series 2004-28CB-5A1,
	5.750%, 01/25/2035	123,911
137,319	Series 2004-J3-1A1,
	5.500%, 04/25/2034	144,323
347,997	Series 2005-J1-2A1,
	5.500%, 02/25/2025	355,908
101,374	Series 2005-14-2A1,
	0.362%, 05/25/2035	85,698
535,763	Series 2006-J1-2A1,
	7.000%, 02/25/2036	231,482
120,548	Series 2006-J4-1A3,
	6.250%, 07/25/2036	82,947
129,319	Series 2006-4CB-2A2,
	5.500%, 04/25/2036	123,484
917,261	Series 2006-31CB-A7,
	6.000%, 11/25/2036	789,823
459,511	Series 2007-16CB-2A1,
	0.602%, 08/25/2037	269,557
133,400	Series 2007-16CB-2A2,
	53.317%, 08/25/2037	312,195
857,089	Series 2007-19-1A34,
	6.000%, 08/25/2037	716,152
2,416,344	Series 2007-20-A12,
	6.250%, 08/25/2047	2,102,316
707,322	Series 2007-22-2A16,
	6.500%, 09/25/2037	579,725
129,183	Series 2007-4CB-1A7,
	5.750%, 04/25/2037	117,063
1,327,367	Series 2008-2R-2A1,
	6.000%, 08/25/2037	1,064,714
	Countrywide Home Loan Mortgage Pass Through Trust
196,871	Series 2003-57-A11,
	5.500%, 01/25/2034	206,861
35,016	Series 2004-HYB4-2A1,
	2.413%, 09/20/2034	34,716
154,192	Series 2004-HYB8-4A1,
	3.275%, 01/20/2035	151,757
243,964	Series 2004-12-8A1,
	2.581%, 08/25/2034	231,199
1,250,569	Series 2005-HYB8-4A1,
	4.362%, 12/20/2035	1,107,294
173,246	Series 2005-11-4A1,
	0.422%, 04/25/2035	142,050
276,984	Series 2005-21-A17, 5.500%,
	10/25/2035	258,367
1,963,660	Series 2005-23-A1, 5.500%,
	11/25/2035	1,852,592
329,643	Series 2006-20-1A35, 6.000%,
	02/25/2037	309,591
479,537	Series 2007-10-A5, 6.000%,
	07/25/2037	442,249
2,528,758	Series 2007-13-A5, 6.000%,
	08/25/2037	2,397,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage
	Backed Trust
$126,204	Series 2003-AR26-7A1,
	2.614%, 11/25/2033	$122,824
107,401	Series 2003-AR28-4A1,
	2.603%, 12/25/2033	104,958
333,533	Series 2004-AR4-3A1,
	2.578%, 05/25/2034	328,387
57,974	Series 2005-1-3A4,
	5.250%, 05/25/2028	59,024
195,284	Series 2005-10-5A4,
	5.500%, 11/25/2035	175,146
4,030,899	Series 2005-10-10A3,
	6.000%, 11/25/2035	2,763,480
1,833,699	Series 2006-6-1A10,
	6.000%, 07/25/2036	1,474,425
96,680	Series 2006-8-4A1,
	6.500%, 10/25/2021	86,761
1,486,299	Series 2007-1-4A1,
	6.500%, 02/25/2022	1,145,238
317,314	Series 2007-2-2A5,
	5.000%, 03/25/2037	311,648
1,313,006	Series 2010-7R-4A17,
	6.673%, 04/26/2037 (a)	1,201,076
	CW Capital Cobalt Ltd.
300,000	Series 2006-C1-AM,
	5.254%, 08/15/2048	310,581
	Del Coronado Trust
200,000	Series 2013-HDMZ-M,
	5.152%, 03/15/2018 (a)	201,260
	Deutsche Alt-A Securities, Inc.
200,768	Series 2005-3-4A4,
	5.250%, 06/25/2035	205,590
176,200	Series 2005-5-1A4,
	5.500%, 11/25/2035	165,579
	Deutsche Mortgage and Asset
	Receiving Corp.
4,900,000	Series 2014-RS1-1A2,
	8.856%, 07/27/2037 (a)	4,021,520
	Deutsche Mortgage Securities, Inc.
467,675	Series 2006-PR1-3A1,
	11.911%, 04/15/2036 (a)	559,031
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7,
	5.053%, 12/05/2031 (a)	759,946
	FDIC Trust
225,770	Series 2013-N1-A, 4.500%,
	10/25/2018 (a)	229,600
	Federal Home Loan
	Mortgage Corporation
1,906,331	Series 3118-SD,
	6.548%, 02/15/2036	372,474
931,575	Series 3301-MS,
	5.948%, 04/15/2037	130,168
1,261,087	Series 3303-SE,
	5.928%, 04/15/2037	175,877
819,707	Series 3303-SG,
	5.948%, 04/15/2037	114,899
686,424	Series 3382-SB,
	5.848%, 11/15/2037	88,952
1,197,098	Series 3382-SW,
	6.148%, 11/15/2037	159,372
625,740	Series 3384-S,
	6.238%, 11/15/2037	90,833
839,099	Series 3384-SG,
	6.158%, 08/15/2036	121,284
5,998,432	Series 3404-SA,
	5.848%, 01/15/2038	846,573
800,046	Series 3417-SX,
	6.028%, 02/15/2038	90,328
565,281	Series 3423-GS,
	5.498%, 03/15/2038	72,287
5,677,178	Series 3423-TG,
	0.350%, 03/15/2038	59,268
9,668,124	Series 3435-S,
	5.828%, 04/15/2038	1,303,907
536,187	Series 3445-ES,
	5.848%, 05/15/2038	76,955
1,325,713	Series 3523-SM,
	5.848%, 04/15/2039	197,539
719,303	Series 3560-KS,
	6.248%, 11/15/2036	112,917
1,026,172	Series 3598-SA,
	6.198%, 11/15/2039	145,248
3,120,754	Series 3630-AI,
	1.931%, 03/15/2017	112,878
555,371	Series 3641-TB,
	4.500%, 03/15/2040	597,317
808,775	Series 3646-AI,
	4.500%, 06/15/2024	42,432
2,800,453	Series 3728-SV,
	4.298%, 09/15/2040	283,904
938,510	Series 3758-S, 5.878%,
	11/15/2040	125,284
6,541,549	Series 3770-SP,
	6.348%, 11/15/2040	744,384
1,070,899	Series 3815-ST,
	5.698%, 02/15/2041	136,531
1,797,715	Series 3859-SI,
	6.448%, 05/15/2041	324,439
923,990	Series 3872-SL,
	5.798%, 06/15/2041	130,009
687,094	Series 3900-SB,
	5.818%, 07/15/2041	94,710
172,472	Series 3946-SM,
	14.244%, 10/15/2041	192,527
1,641,729	Series 3957-DZ,
	3.500%, 11/15/2041	1,540,243
1,636,955	Series 3972-AZ,
	3.500%, 12/15/2041	1,573,652
4,822,720	Series 4229-MS,
	7.434%, 07/15/2043	4,686,663
6,326,577	Series 4239-OU,
	0.000%, 07/15/2043	3,733,566
10,990,559	Series 4291-MS,
	5.748%, 01/15/2054	1,653,281
9,299,759	Series 4302-GS, 5.998%,
	02/15/2044	1,355,480

The accompanying notes are an integral part of these financial statements.

54 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Federal National Home Mortgage
	Association
$722,342	Series 2003-84-PZ,
	5.000%, 09/25/2033	$787,712
502,593	Series 2005-104-CL-SI,
	6.548%, 12/25/2033	34,336
4,972,064	Series 2005-42-SA,
	6.648%, 05/25/2035	667,078
6,695,186	Series 2006-92-LI,
	6.428%, 10/25/2036	1,120,934
1,703,741	Series 2007-39-AI,
	5.968%, 05/25/2037	235,252
614,096	Series 2007-57-SX,
	6.468%, 10/25/2036	96,814
546,109	Series 2007-68-SA,
	6.498%, 07/25/2037	77,125
297,968	Series 2008-1-CI,
	6.148%, 02/25/2038	32,909
6,286,782	Series 2008-33-SA,
	5.848%, 04/25/2038	861,111
456,847	Series 2008-56-SB,
	5.908%, 07/25/2038	52,121
1,165,611	Series 2009-86-CI,
	5.648%, 09/25/2036	168,041
745,299	Series 2009-87-SA,
	5.848%, 11/25/2049	100,614
629,688	Series 2009-90-IB,
	5.568%, 04/25/2037	82,213
490,331	Series 2009-111-SE 10/40 VAR,
	6.098%, 01/25/2040	56,301
961,206	Series 2010-9-GS,
	4.598%, 02/25/2040	98,360
872,774	Series 2010-11-SC,
	4.648%, 02/25/2040	91,741
881,301	Series 2010-15-SL,
	4.798%, 03/25/2040	90,431
395,073	Series 2010-115-SD,
	6.448%, 11/25/2039	57,872
4,377,497	Series 2010-134-SE,
	6.498%, 12/25/2025	617,052
6,420	Series 2011-110-LS,
	9.797%, 11/25/2041	7,113
1,112,366	Series 2011-111-VZ,
	4.000%, 11/25/2041	1,136,091
1,657,481	Series 2011-141-PZ,
	4.000%, 01/25/2042	1,706,013
889,959	Series 2011-5-PS,
	6.248%, 11/25/2040	120,500
2,190,584	Series 2011-63-AS,
	5.768%, 07/25/2041	359,692
1,127,272	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,185,940
6,304,712	Series 2011-93-ES,
	6.348%, 09/25/2041	1,203,156
4,899,968	Series 2012-106-SA,
	6.008%, 10/25/2042	697,528
337,587	Series 2012-55-SC,
	6.717%, 05/25/2042	305,864
2,850,621	Series 2013-15-SC,
	5.278%, 03/25/2033	2,578,994
5,787,725	Series 2013-51-HS,
	5.218%, 04/25/2043	4,864,334
7,230,944	Series 2013-53-ZC,
	3.000%, 06/25/2043	5,824,201
5,152,080	Series 2013-74-HZ,
	3.000%, 07/25/2043	4,275,621
2,194,780	Series 2013-115-NS,
	11.595%, 11/25/2043	2,345,332
	First Horizon Alternative Mortgage
	Securities Trust
2,048,380	Series 2006-FA6-1A4,
	6.250%, 11/25/2036	1,741,916
758,224	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	607,772
	First Horizon Mortgage Pass-
	Through Trust Certificates
689,056	Series 2006-1-1A10,
	6.000%, 05/25/2036	674,469
	GMAC Mortgage Corporation
	Loan Trust
28,779	Series 2003-J7-A7,
	5.000%, 11/25/2033	29,858
133,127	Series 2005-AR4-3A1,
	3.012%, 07/19/2035	125,736
	Government National
	Mortgage Association
1,794,918	Series 2007-21-S,
	6.048%, 04/16/2037	269,930
814,752	Series 2008-69-SB,
	7.477%, 08/20/2038	159,317
957,475	Series 2009-104-SD,
	6.198%, 11/16/2039	138,280
3,925,630	Series 2010-83-IO,
	0.494%, 07/16/2050	118,195
530,978	Series 2010-98-IA,
	5.910%, 03/20/2039	58,994
1,157,169	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,239,158
768,849	Series 2011-69-OC,
	0.000%, 05/20/2041	647,083
2,168,846	Series 2011-89-SA,
	5.297%, 06/20/2041	287,253
1,668,840	Series 2012-78-IO,
	1.057%, 06/16/2052	120,477
9,208,113	Series 2012-135-IO,
	1.047%, 01/16/2053	721,746
15,000,000	Series 2014-95-CS,
	6.098%, 06/16/2044	2,587,500
	GP Portfolio Trust
500,000	Series 2014-GPP-A,
	1.102%, 02/15/2027 (a)	500,823
	GS Mortgage Securities Trust
200,000	Series 2007-GG10-AM,
	5.803%, 08/10/2045	211,141
	GSR Mortgage Loan Trust
230,866	Series 2004-14-5A1,
	2.778%, 12/25/2034	231,955
395,758	Series 2005-4F-6A1,
	6.500%, 02/25/2035	402,449
2,402,089	Series 2005-9F-2A1,
	6.000%, 01/25/2036	2,221,671

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$658,759	Series 2005-AR4-6A1,
	5.211%, 07/25/2035	$663,320
350,000	Series 2005-AR6-4A5,
	2.676%, 09/25/2035	350,571
747,468	Series 2006-7F-3A4,
	6.250%, 08/25/2036	633,404
3,828,990	Series 2006-8F-2A1,
	6.000%, 09/25/2036	3,612,028
247,512	Series 2006-8F-4A17,
	6.000%, 09/25/2036	200,265
	Harborview Mortgage Loan Trust
467,230	Series 2003-2-1A,
	0.526%, 10/19/2033	452,405
	Hilton USA Trust
265,000	Series 2013-HLT-CFX,
	3.714%, 11/05/2030 (a)	271,705
180,000	Series 2013-HLT-DFX,
	4.407%, 11/05/2030 (a)	186,945
200,000	Series 2013-HLT-EFX,
	5.222%, 11/05/2030 (a)	207,211
	Impac Secured Assets Trust
3,182,745	Series 2007-3-A1A,
	0.262%, 09/25/2037	2,105,615
	IndyMac INDA Mortgage Loan Trust
324,013	Series 2005-16IP-A1,
	0.792%, 07/25/2045	301,431
804,508	Series 2006-AR3-1A1, 2.621%,
	12/25/2036	713,848
	JP Morgan Alternative Loan Trust
483,653	Series 2006-A1-3A1,
	2.479%, 03/25/2036	426,978
33,585	Series 2006-A1-5A1,
	5.154%, 03/25/2036	27,662
	JP Morgan Chase Commercial
	Mortgage Securities Trust
210,000	Series 2007-LDPX-AM,
	5.464%, 01/15/2049	223,962
114,339	Series 2013-JWMZ-M,
	6.152%, 04/15/2018 (a)	115,185
	JP Morgan Mortgage Trust
325,527	Series 2005-A2-3A2,
	2.354%, 04/25/2035	326,530
139,875	Series 2005-A5-1A2,
	2.847%, 08/25/2035	140,851
328,383	Series 2005-S3-1A9,
	6.000%, 01/25/2036	300,244
299,595	Series 2006-A1-1A2,
	2.546%, 02/25/2036	268,937
452,008	Series 2006-A7-2A4,
	2.626%, 01/25/2037	407,396
347,300	Series 2007-A1-4A2,
	2.634%, 07/25/2035	353,447
568,300	Series 2007-S1-1A2,
	5.500%, 03/25/2022	568,658
349,957	Series 2007-S1-2A22,
	5.750%, 03/25/2037	306,058
1,856,141	Series 2007-S3-1A97,
	6.000%, 08/25/2037	1,658,317
1,617,556	Series 2008-R2-2A,
	5.500%, 12/27/2035 (a)	1,406,086
	Lehman Mortgage Trust
53,339	Series 2006-1-3A5,
	5.500%, 02/25/2036	53,726
	Lehman XS Trust
82	Series 2006-12N-A2A1,
	0.302%, 08/25/2046	79
	MASTR Adjustable Rate
	Mortgages Trust
491,422	Series 2004-7-3A1,
	2.499%, 07/25/2034	498,362
273,893	Series 2006-2-1A1,
	2.653%, 04/25/2036	266,132
314,897	Series 2006-2-3A1,
	2.615%, 01/25/2036	312,453
	MASTR Alternative Loans Trust
114,917	Series 2003-9-4A1,
	5.250%, 11/25/2033	119,829
128,324	Series 2004-5-1A1,
	5.500%, 06/25/2034	135,118
143,344	Series 2004-5-2A1,
	6.000%, 06/25/2034	152,415
315,121	Series 2004-8-2A1,
	6.000%, 09/25/2034	324,125
73,805	Series 2004-12-6A2,
	5.250%, 12/25/2034	74,416
	Merrill Lynch Alternative Note
	Asset Trust
2,153,989	Series 2007-AF1-1AF2,
	5.750%, 05/25/2037	2,032,110
281,681	Series 2007-F1-2A7,
	6.000%, 03/25/2037	216,563
185,200	Series 2007-F1-2A8,
	6.000%, 03/25/2037	142,386
	Merrill Lynch Mortgage
	Investors Trust
61,517	Series 2006-2-2A,
	2.112%, 05/25/2036	61,613
103,050	Series 2007-1-3A,
	2.567%, 01/25/2037	99,726
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM,
	5.592%, 04/12/2049	487,728
	Morgan Stanley Mortgage Loan Trust
924,639	Series 2006-7-3A,
	5.395%, 06/25/2036	802,672
5,860,195	Series 2006-11-2A2,
	6.000%, 08/25/2036	4,893,497
170,105	Series 2006-11-3A2,
	6.000%, 08/25/2036	149,913
485,135	Series 2007-13-6A1,
	6.000%, 10/25/2037	397,247
	Morgan Stanley Re-Remic Trust
1,246,242	Series 2010-R9-3C,
	6.332%, 11/26/2036 (a)	1,044,496
	Motel 6 Trust
100,000	Series 2012-MTL6-D,
	3.781%, 10/05/2025 (a)	101,776
	Prime Mortgage Trust
2,341,641	Series 2006-DR1-2A1,
	5.500%, 05/25/2035 (a)	2,352,284

The accompanying notes are an integral part of these financial statements.

56 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Residential Accredit Loans, Inc.
$278,556	Series 2004-QS2-AI1,
	5.500%, 02/25/2034	$281,687
1,278,758	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,052,655
1,512,021	Series 2006-QS7-A3,
	6.000%, 06/25/2036	1,225,210
554,153	Series 2006-QS10-A9,
	6.500%, 08/25/2036	472,021
1,536,606	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,223,807
1,299,949	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,031,551
1,506,618	Series 2007-QS1-2A10,
	6.000%, 01/25/2037	1,267,581
2,272,830	Series 2007-QS3-A1,
	6.500%, 02/25/2037	1,880,498
5,451,770	Series 2007-QS6-A6,
	6.250%, 04/25/2037	4,508,745
1,237,956	Series 2007-QS8-A8,
	6.000%, 06/25/2037	1,013,361
	Residential Asset Securitization Trust
378,200	Series 2005-A8CB-A9,
	5.375%, 07/25/2035	316,022
183,288	Series 2006-A2-A11,
	6.000%, 01/25/2046	152,846
660,605	Series 2006-A8-1A1,
	6.000%, 08/25/2036	612,393
447,523	Series 2007-A1-A8,
	6.000%, 03/25/2037	350,596
1,864,146	Series 2007-A2-1A2,
	6.000%, 04/25/2037	1,641,349
1,183,423	Series 2007-A5-2A5,
	6.000%, 05/25/2037	1,062,993
174,192	Series 2007-A6-1A3,
	6.000%, 06/25/2037	162,910
	Residential Funding Mortgage
	Securities I, Inc.
144,919	Series 2006-S1-1A3,
	5.750%, 01/25/2036	149,714
2,107,891	Series 2006-S4-A5,
	6.000%, 04/25/2036	1,974,082
	SCG Trust
200,000	Series 2013-SRP1-A,
	1.552%, 11/15/2026 (a)	201,087
385,000	Series 2013-SRP1-B,
	2.652%, 11/15/2026 (a)	386,697
700,000	Series 2013-SRP1-C,
	3.402%, 11/15/2026 (a)	704,105
	Stanwich Mortgage Loan
	Trust - Class A
419,122	Series 2011-5-A,
	4.608%, 09/15/2037 (a) #	182,510
2,040,786	Series 2012-2-A,
	0.000%, 03/15/2047 (a) #	867,334
353,656	Series 2012-5-A,
	0.379%, 03/15/2051 (a) #	205,922
	Structured Adjustable Rate
	Mortgate Loan Trust
436,654	Series 2004-16-2A,
	2.429%, 11/25/2034	435,725
102,608	Series 2005-14-A1,
	0.462%, 07/25/2035	84,137
908,030	Series 2005-15-1A1,
	2.509%, 07/25/2035	737,509
2,221,125	Series 2005-22-3A1,
	2.636%, 12/25/2035	1,856,292
	Structured Asset Securities Corp. Trust
3,743,565	Series 2005-5-2A2,
	5.500%, 04/25/2035	3,756,226
	Structured Asset Securities Corp.
	Mortgage Pass-Through Certificates
201,785	Series 2004-20-8A7,
	5.750%, 11/25/2034	214,104
	Washington Mutual Alternative Mortgage
	Pass-Through Certificates
257,148	Series 2004-AR14-A1,
	2.397%, 01/25/2035	258,937
91,136	Series 2004-CB2-2A,
	5.500%, 07/25/2034	96,813
1,267,377	Series 2005-1-5A1,
	6.000%, 03/25/2035	1,273,443
362,298	Series 2006-AR19-2A,
	1.932%, 01/25/2047	339,830
187,950	Series 2006-2-1A9,
	6.000%, 03/25/2036	167,581
1,507,398	Series 2006-5-1A5,
	6.000%, 07/25/2036	1,258,816
734,911	Series 2006-8-A6,
	4.964%, 10/25/2036	522,153
5,584,456	Series 2007-5-A3,
	7.000%, 06/25/2037	3,571,332
	Wells Fargo Alternative Loan Trust
643,529	Series 2007-PA2-3A1,
	0.502%, 06/25/2037	438,532
948,018	Series 2007-PA2-3A2,
	6.498%, 06/25/2037	188,739
	Wells Fargo Mortgage Backed
	Securities Trust
54,442	Series 2003-J-1A9,
	2.612%, 10/25/2033	55,553
173,564	Series 2004-A-A1,
	2.636%, 02/25/2034	177,386
66,793	Series 2005-11-2A3,
	5.500%, 11/25/2035	70,278
98,005	Series 2005-12-1A2,
	5.500%, 11/25/2035	101,517
1,093,913	Series 2005-12-1A5,
	5.500%, 11/25/2035	1,110,926
355,000	Series 2005-16-A18,
	6.000%, 01/25/2036	352,981
245,621	Series 2005-17-1A1,
	5.500%, 01/25/2036	253,763
158,534	Series 2005-AR10-2A4,
	2.614%, 06/25/2035	160,934

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Series 2006-AR2-2A5,
$1,827,630	2.613%, 03/25/2036	$1,775,865
	Series 2006-AR19-A1,
479,618	5.445%, 12/25/2036	483,994
	Series 2007-3-1A4,
1,636,360	6.000%, 04/25/2037	1,639,265

TOTAL MORTGAGE BACKED SECURITIES
(cost $188,749,525)		206,472,488

Contracts
PURCHASED OPTIONS: 0.1%
COMMON STOCKS: 0.1%
	Abbvie, Inc. Call Option
99	Exercise Price $55.00
	Expiration Date: July 2014	20,295
104	Exercise Price $57.5
	Expiration Date: August 2014	12,480
	Actavis Plc Put Option
189	Exercise Price $190.00
	Expiration Date: August 2014	26,460
	Armstrong World Industries, Inc.
	Put Option
181	Exercise Price $50.00
	Expiration Date: August 2014	8,145
	AT&T, Inc. Put Option
267	Exercise Price $35.00
	Expiration Date: January 2015	53,400
	B/E Aerospace, Inc. Put Option
9	Exercise Price $85.00
	Expiration Date: August 2014	990
	Carefusion Corp.
330	Exercise Price $39.00
	Expiration Date: September 2014	19,800
	Charter Communications, Inc.
	Put Option
72	Exercise Price $135.00
	Expiration Date: September 2014	11,160
	Civeo Corp. Put Option
689	Exercise Price $20.00
	Expiration Date: August 2014	22,737
	DigitalGlobe, Inc. Put Option
719	Exercise Price $25.00
	Expiration Date: August 2014	46,735
	DIRECTV Put Option
66	Exercise Price $80.00
	Expiration Date: August 2014	5,874
	General Motors Co. Put Option
525	Exercise Price $32.00
	Expiration Date: September 2014	19,425
	Hormel Foods Corp. Put Option
34	Exercise Price $45.00
	Expiration Date: September 2014	1,530
	Ingersoll-Rand Plc Put Option
414	Exercise Price $57.5
	Expiration Date: September 2014	51,750
	Juniper Networks, Inc. Put Option
924	Exercise Price $22.00
	Expiration Date: August 2014	24,024
	Media General, Inc. Put Option
424	Exercise Price $15.0
	Expiration Date: August 2014	6,360
	Medtronic, Inc. Put Option
359	Exercise Price $57.5
	Expiration Date: August 2014	8,975
	Mylan, Inc. Put Option
505	Exercise Price $45.00
	Expiration Date: August 2014	28,785
	Questcor Pharmaceuticals, Inc.
	Put Option
38	Exercise Price $80.00
	Expiration Date: July 2014	3,990
43	Exercise Price $82.50
	Expiration Date: July 2014	5,805
44	Exercise Price $85.00
	Expiration Date: July 2014	7,700
	Sirius XM Holdings, Inc. Put Option
847	Exercise Price $3.00
	Expiration Date: January 2015	10,164
	Tyson Foods, Inc. Put Option
836	Exercise Price $32.00
	Expiration Date: August 2014	25,080
		421,664
EXCHANGE TRADED FUNDS: 0.0%
	Consumer Staples Select Sector
	SPDR ETF Call Option
405	Exercise Price $46.00
	Expiration Date: September 2014	12,555
	Health Care Select Sector SPDR ETF
	Call Option
400	Exercise Price $61.00
	Expiration Date: September 2014	54,800
	iShares Russell 2000 Call Option
170	Exercise Price $118.00
	Expiration Date: August 2014	45,220
	SPDR S&P 500 ETF Trust Put Option
22	Exercise Price $192.00
	Expiration Date: July 2014	1,364
365	Exercise Price $180.00
	Expiration Date: August 2014	14,965
394	Exercise Price $190.00
	Expiration Date: August 2014	48,462
430	Exercise Price $185.00
	Expiration Date: August 2014	30,530
966	Exercise Price $168.00
	Expiration Date: July 2014	4,830
1,075	Exercise Price $175.00
	Expiration Date: August 2014	29,025
	WisdomTree Japan Hedged Equity
	Fund Call Option
1,454	Exercise Price $49.38
	Expiration Date: August 2014	167,210
		408,961

TOTAL PURCHASED OPTIONS
(cost $1,140,130)		830,625

The accompanying notes are an integral part of these financial statements.

58 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2014 (Unaudited)

Principal
Amount^	Value
SHORT-TERM INVESTMENTS: 21.1%

TREASURY BILLS: 1.3%
United States Treasury Bills
$11,898,292	0.010%, 08/21/2014 (b)	$11,898,292

TOTAL TREASURY BILLS
(cost $11,898,292)	11,898,292

REPURCHASE AGREEMENTS: 19.8%
175,487,000	FICC, 0.000%, 06/30/2014, due 07/01/2014 [collateral: par value $177,895,000, U.S. Treasury Note, 2.000%, due 09/30/2020 value $179,006,844] (proceeds $175,487,000)	175,487,000

TOTAL REPURCHASE AGREEMENTS
(cost $175,487,000)	175,487,000

TOTAL SHORT-TERM INVESTMENTS
(cost $187,385,292)	187,385,292

TOTAL INVESTMENTS IN SECURITIES
(cost $861,252,794): 103.8%	921,861,735

Liabilities in Excess of Other Assets: (3.8)%	(34,053,275)

Net Assets: 100.0%	$887,808,460

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.
(b)	Securities with an aggregate fair value of $141,883,363 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
#	Illiquid securities at June 30, 2014, at which time the aggregate value of these illiquid securities are $4,566,511 or 0.5% of net assets.
(1)	Unsettled bank loan as of June 30, 2014, therefore, no rate or maturity date is available.
(2)	Floating Interest Rate.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS
59,656	Actavis Plc*	$13,306,271
3,988	Aecon Group, Inc,	63,314
4,700	Agnico Eagle Mines Ltd.	180,010
61,297	AMEC Plc	1,273,873
36,066	Annaly Capital Management, Inc.	412,234
400,099	Applied Materials, Inc.	9,022,232
9,598	AT&T, Inc.	339,385
2,258	Atwood Oceanics, Inc.*	118,500
800	Baytex Energy Corp.	36,903
189,744	BPZ Resources, Inc.*	584,412
149,456	Brookdale Senior Living, Inc.*	4,982,863
100	H. Lundbeck A/S	7
168,164	Comcast Corp. - Class A	9,027,044
5,400	ConocoPhillips	462,942
1,100	Crescent Point Energy Corp.	48,723
1,981	Diamond Offshore Drilling, Inc.	98,317
2,277	Ensco Plc	126,533
41,061	Ford Motor Co.	707,892
27,642	Hercules Offshore, Inc.*	111,121
31,434	Hillshire Brands Co. (The)	1,958,338
4,519	Idenix Pharmaceuticals, Inc.*	108,908
5,630	Lennox International, Inc.	504,279
104,486	Level 3 Communications, Inc.*	4,587,980
3,388	Liberty Global Plc - Class A*	149,817
8,361	Liberty Global Plc - Class C*	353,754
938	Loblaw Companies Ltd.	41,837
25,648	M&T Bank Corp.	3,181,634
8,900	Mallinckrodt Plc*	712,178
69,028	Medtronic, Inc.	4,401,225
6,400	Pennsylvania Real Estate Investment Trust	120,448
2,400	Pitney Bowes, Inc.	66,288
211,656	RF Micro Devices, Inc.*	2,029,781
3,349	Rowan Co. Plc - Class A	106,934
2,679	Seadrill Ltd.	107,026
80,477	Sprint Corp.*	686,469
3,555	United Technologies Corp.	410,425
77,279	Ventas, Inc.	4,953,584
4,697	Watsco, Inc.	482,664
16,664	Wisconsin Energy, Corp.	781,875
1,200	WW Grainger, Inc.	305,124
5,400	Yamana Gold, Inc.	44,408
54,924	Yongye International, Inc.*	385,017
TOTAL COMMON STOCKS
(Proceeds $63,094,593)		67,382,569

EXCHANGE TRADED FUNDS
76,032	Consumer Staples Select Sector
	SPDR Fund	3,392,548
13,400	Energy Select Sector SPDR Fund	1,341,340
53,375	Health Care Select Sector SPDR Fund	3,246,801
8,580	Industrial Select Sector SPDR Fund	463,835
566	iShares Nasdaq Biotechnology ETF	145,479
8,389	iShares Russell 2000 Growth ETF	1,161,206
31,221	Market Vectors Coal ETF	584,457
5,100	SPDR Barclays High Yield Bond ETF	212,823
28,659	SPDR S&P 500 ETF Trust	5,609,139
9,056	SPDR S&P Insurance ETF	581,124
5,900	SPDR S&P Oil & Gas Exploration &
	Production ETF	485,452

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $16,399,671)		17,224,204

Principal
Amount^
CORPORATE BONDS
	Kinder Morgan Energy Partners LP
$818,000	3.950%, 09/01/2022	838,064
	Softbank Corp.
978,000	4.500%, 04/15/2020 (a)	997,560

TOTAL CORPORATE BONDS
(cost $1,829,165)		1,835,624

TOTAL SECURITIES SOLD SHORT
(Proceeds $81,323,429)		$86,442,397

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

60 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of financial futures contracts at June 30, 2014 (Unaudited)

				Unrealized
	Number of Contracts			Appreciation
Description	Purchased / (Sold)	Notional Value	Expiration Date	(Depreciation)	Counterparty
5YR U.S. Treasury Note Futures	(226)	$(26,998,172)	09/2014	$(53,625)	J.P. Morgan
10YR U.S. Treasury Note Futures	(106)	(13,268,219)	09/2014	51,994	J.P. Morgan
Euro-Bund Bond Futures	(47)	(6,909,470)	09/2014	(148,110)	J.P. Morgan
S&P 500 E Mini Index Futures	(42)	(4,100,040)	09/2014	3,259	J.P. Morgan
U.S. Long Bond Futures	(30)	(4,115,625)	09/2014	21,273	J.P. Morgan
	(451)	(55,391,526)	—	(125,209)

SCHEDULE OF SWAPS at June 30, 2014 (Unaudited)

				Implied Credit					Upfront	Unrealized
	Maturity		Fixed Deal	Spread at		Notional			Premiums Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	June 30, 2014		Amount		Fair Value	(Received)	(Depreciation)
Credit Default Swaps
ITRX EUR XOVER
500 Series 20
12/20/2018(1)		JP Morgan Chase
(Buy Protection)	12/20/2018	Securities	(5.000)%	2.55	%(2)	$(375,000	)(3)	$(63,357)	$(54,547)	$(8,810)
CDX 22 HY 500
06/20/2019(1)		Credit Suisse
(Buy Protection)	6/20/2019	Securities LLC	(5.000)%	3.516	%(2)	(6,300,000	)(3)	(540,111)	(409,303)	(130,808)
CDX 22 HY 500
06/20/2019(1)		JP Morgan Chase
(Buy Protection)	6/20/2019	Securities	(5.000)%	3.096	%(2)	(525,000	)(3)	(45,464)	(43,711)	(1,753)
CDX 22 IG 100
06/20/2019(1)
(Sell Protection)	6/20/2019	Bank of America N.A.	1.000%	6.465	%(2)	4,200,000	(3)	83,264	72,498	10,766
ITRX EUR XOVER
Series 18 500
12/20/2017
(Buy Protection)	12/20/2017	Bank of America N.A.	(5.000)%	5.490%		(382,200)		(61,794)	9,953	(71,747)
Southwest Airlines Co.		Deutsche Bank
(Buy Protection)	6/20/2019	Securites, Inc.	(1.000)%	0.680%		(4,200,000)		(83,028)	(65,536)	(17,492)
Safeway, Inc. (Buy		Deutsche Bank
Protection)	9/20/2019	Securites, Inc.	(1.000)%	3.270%		(1,325,000)		130,916	134,807	(3,891)
General Mills, Inc.		Deutsche Bank
(Buy Protection)	9/20/2019	Securites, Inc.	(1.000)%	0.400%		(2,200,000)		(68,589)	(66,566)	(2,023)
Kellogg Co.		Citigroup Global
(Buy Protection)	9/20/2019	Markets, Inc.	(1.000)%	0.700%		(4,000,000)		(55,638)	(60,004)	4,366
Federal Republic of Brazil
(Buy Protection)	6/20/2019	Bank of America N.A.	(1.000)%	1.810%		(3,600,000)		64,946	140,925	(75,979)
								$(638,855)	$(341,484)	$(297,371)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2014 (Unaudited) (Continued)

							Upfront	Unrealized
	Maturity			Floating Rate	Notional		Premiums Paid	Appreciation /
Description	Date	Counterparty	Fixed Rate	Index	Amount	Fair Value	(Received)	(Depreciation)
Total Return Swaps
BHP Billiton Ltd.		Bloomberg		1-Month
(AUD)	1/31/2018	Tradebook	36.720%	AUD-LIBOR	$1,824,967	$(62,998)	—	$(62,998)
BHP Billiton Ltd.		Bloomberg		1-Month
(GBP)	6/26/2015	Tradebook	(19.350)%	AUD-LIBOR	(1,009,724)	60,712	—	60,712
Smith & Nephew Plc		Bloomberg		1-Month GBP-
(GBP)	6/19/2015	Tradebook	8.872%	LIBOR-BBA	17,599	(4,657)	—	(4,657)
						$(6,943)	$0	$(6,943)

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the ITRX EUR XOVER 500 Series, CDX 22 HY 500 Series, and CDX 22 IG 100 Series.

The accompanying notes are an integral part of these financial statements.

62 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at June 30, 2014 (Unaudited)

Contracts		Value
	Assured Guaranty Ltd. Call Option
69	Exercise Price $26.00,
	Expiration Date: July 2014	$828
91	Exercise Price $27.00,
	Expiration Date: July 2014	273
20	Exercise Price $28.00,
	Expiration Date: July 2014	160
	Chelsea Therapeutics International, Inc.
	Call Option
3	Exercise Price $6.00,
	Expiration Date: September 2014	195
	Comcast Corp. Call Option
11	Exercise Price $53.00,
	Expiration Date: July 2014	1,001
57	Exercise Price $53.50,
	Expiration Date: July 2014	3,249
	CONSOL Energy, Inc. Call Option
91	Exercise Price $47.00,
	Expiration Date: July 2014	3,731
91	Exercise Price $48.00,
	Expiration Date: July 2014	2,457
69	Exercise Price $49.00,
	Expiration Date: July 2014	828
69	Exercise Price $50.00,
	Expiration Date: July 2014	587
	DIRECTV Call Option
76	Exercise Price $82.50,
	Expiration Date: July 2014	22,230
72	Exercise Price $85.00,
	Expiration Date: July 2014	6,120
66	Exercise Price $85.00,
	Expiration Date: August 2014	12,870
	Fusion-io, Inc. Call Option
15	Exercise Price $12.00,
	Expiration Date: September 2014	135
	General Motors Co. Call Option
53	Exercise Price $37.00,
	Expiration Date: July 2014	530
106	Exercise Price $37.50,
	Expiration Date: July 2014	318
	Genworth Financial, Inc. Call Option
151	Exercise Price $17.50,
	Expiration Date: July 2014	3,473
128	Exercise Price $17.50,
	Expiration Date: July 2014	896
116	Exercise Price $18.00,
	Expiration Date: July 2014	1,508
35	Exercise Price $18.00,
	Expiration Date: July 2014	280
23	Exercise Price $18.00,
	Expiration Date: July 2014	184
	Genworth Financial, Inc. Put Option
23	Exercise Price $17.00,
	Expiration Date: July 2014	92
12	Exercise Price $17.00,
	Expiration Date: July 2014	216
	Hillshire Brands Co. (The) Call Option
44	Exercise Price $57.50,
	Expiration Date: July 2014	18,480
	JoS. A. Bank Clothiers, Inc. Call Option
63	Exercise Price $65.00,
	Expiration Date: July 2014	63
	Level 3 Communications, Inc. Call Option
54	Exercise Price $40.00,
	Expiration Date: July 2014	21,870
80	Exercise Price $41.00,
	Expiration Date: July 2014	25,000
138	Exercise Price $42.00,
	Expiration Date: July 2014	31,740
74	Exercise Price $43.00,
	Expiration Date: July 2014	12,950
11	Exercise Price $44.00,
	Expiration Date: July 2014	1,155
	Mallinckrodt Plc Call Option
10	Exercise Price $75.00,
	Expiration Date: July 2014	5,920
9	Exercise Price $76.00,
	Expiration Date: July 2014	4,005
2	Exercise Price $77.00,
	Expiration Date: July 2014	635

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at June 30, 2014 (Unaudited)

Contracts		Value
	Manitowoc Co., Inc. Call Option
170	Exercise Price $29.00,
	Expiration Date: July 2014	$65,960
260	Exercise Price $30.00,
	Expiration Date: July 2014	75,400
160	Exercise Price $31.00,
	Expiration Date: July 2014	33,280
72	Exercise Price $32.00,
	Expiration Date: July 2014	8,640
85	Exercise Price $33.00,
	Expiration Date: July 2014	5,525
47	Exercise Price $34.00,
	Expiration Date: July 2014	1,645
	Manitowoc Co., Inc. Put Option
50	Exercise Price $26.00,
	Expiration Date: July 2014	250
70	Exercise Price $27.00,
	Expiration Date: July 2014	350
20	Exercise Price $28.00,
	Expiration Date: July 2014	80
64	Exercise Price $31.00,
	Expiration Date: July 2014	1,280
85	Exercise Price $32.00,
	Expiration Date: July 2014	2,975
76	Exercise Price $33.00,
	Expiration Date: July 2014	6,460
	Micros Systems, Inc. Call Option
4	Exercise Price $70.00,
	Expiration Date: July 2014	40
	Micros Systems, Inc. Put Option
4	Exercise Price $65.00,
	Expiration Date: July 2014	40
	OpenTable, Inc. Call Option
81	Exercise Price $105.00,
	Expiration Date: October 2014	6,075
	OpenTable, Inc. Put Option
80	Exercise Price $100.00,
	Expiration Date: July 2014	400
81	Exercise Price $100.00,
	Expiration Date: October 2014	1,215
	Peabody Energy Corp. Call Option
19	Exercise Price $17.00,
	Expiration Date: July 2014	57
	Sirius XM Holdings, Inc. Call Option
847	Exercise Price $4.00,
	Expiration Date: January 2015	8,470
	Talisman Energy, Inc. Call Option
278	Exercise Price $11.00,
	Expiration Date: July 2014	4,170

EXCHANGE TRADED FUNDS
	WisdomTree Japan Hedged Equity Fund
	Call Option
1,454	Exercise Price $52.38
	Expiration Date: August 2014	31,988

Total Options Written
(Premiums received $300,930)		$438,279

The accompanying notes are an integral part of these financial statements.

64 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(01/01/14 to	(01/01/14 to
	(01/01/14)	(06/30/14)	06/30/14)	06/30/14)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,081.80	$6.14	1.17%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,080.00	$7.44	1.42%
Litman Gregory Masters Equity Fund – Institutional Hypothetical -(5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Litman Gregory Masters Equity Fund – Investor Hypothetical -(5% return before expenses)	$1,000.00	$1,018.05	$7.22	1.42%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,043.20	$5.36	1.04%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,042.40	$6.64	1.29%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.96	$5.30	1.04%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.70	$6.56	1.29%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,075.00	$7.43	1.42%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.05	$7.22	1.42%

Expense Examples | 65

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited) (Continued)

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(01/01/14 to	(01/01/14 to
	(01/01/14)	(06/30/14)	06/30/14)	06/30/14)
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,036.00	$8.83	1.72%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,034.80	$10.10	1.97%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.53	$8.74	1.72%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.27	$10.01	1.97%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

66 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Assets and Liabilities at June 30, 2014 – (Unaudited)

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$299,335,805	$1,356,014,545	$55,999,645	$685,765,794
Repurchase agreements at cost	24,940,000	62,112,000	15,488,000	175,487,000
Total investments at cost	$324,275,805	$1,418,126,545	$71,487,645	$861,252,794
Investments in securities at value	$411,470,451	$1,627,297,073	$72,025,340	$746,374,735
Repurchase agreements at value	24,940,000	62,112,000	15,488,000	175,487,000
Total investments at value	$436,410,451	$1,689,409,073	$87,513,340	$921,861,735
Cash	4,346	2,889	322,400	—
Cash, denominated in foreign currency
(cost of $—, $2,894,791, $— and $635,718, respectively)	—	2,907,145	—	644,891
Deposits at Brokers and custodian for securities sold short, options and swaps	—	—	—	82,722,180
Receivables:
Securities sold	1,527,343	152,131	221,712	7,895,084
Dividends and interest	140,185	2,152,649	116,893	3,108,013
Fund shares sold	75,900	1,001,661	6,760	3,165,400
Foreign tax reclaim	40,791	1,776,369	—	12,971
Other Receivables	—	—	—	318
Unrealized gain on forward exchange contracts	—	369,248	—	196,470
Unrealized gain on spot contracts	—	1,526	—	5,472
Unrealized gain on swaps	—	—	—	75,844
Prepaid expenses	46,573	36,201	15,103	25,861
Total assets	438,245,589	1,697,807,366	88,196,208	1,019,708,767
LIABILITIES
Written options (premiums received, $—,
$—, $— and $300,930, respectively)	—	—	—	438,279
Securities sold short (proceeds, $—,
$—, $— and $81,323,429, respectively)	—	—	—	86,442,397
Payables:
Advisory fees	356,318	1,194,054	73,275	875,091
Securities purchased	—	1,083,251	319,629	15,504,936
Fund shares redeemed	560,778	1,943,517	23,740	351,357
Foreign taxes withheld	5,130	144,055	—	5,174
Trustees fees	467	196	697	234
Professional fees	14,116	40,790	11,901	25,031
Custodian	—	—	—	1,825,112
Line of credit	—	—	—	24,500,000
Paydowns	—	—	—	35,878
Line of credit interest	—	—	—	28,343
Dividend and interest on swaps	—	—	—	17,630
Variation margin	—	—	—	39,704
Short dividend	—	—	—	121,913
Swap premiums received	—	—	—	341,484
Unrealized loss on forward exchange contracts	—	604,405	—	711,467
Unrealized loss on spot contracts	—	1,689	—	1,841
Unrealized loss on swaps	—	—	—	380,158
Distribution fees payable for investor class (see Note 9)	225	75,732	—	100,508
Accrued other expenses	74,840	338,442	14,694	155,611
Total liabilities	1,011,874	5,424,442	443,936	131,900,307
NET ASSETS	$437,233,715	$1,692,382,924	$87,752,272	$887,808,460

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities | 67

Litman Gregory Funds Trust

Statements of Assets and Liabilities at June 30, 2014 – (Unaudited) (Continued)

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$437,119,185	$1,331,885,963	$87,752,272	$746,148,330
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	22,474,650	70,688,437	3,899,136	63,718,792
Net asset value, offering and redemption price per share	$19.45	$18.84	$22.51	$11.71
Investor Class:
Net Assets	$114,530	$360,496,961	$—	$141,660,130
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	5,933	19,303,396	—	12,086,273
Net asset value, offering and redemption price per share	$19.30	$18.68	$—	$11.72
COMPONENTS OF NET ASSETS
Paid in capital	$290,841,976	$1,547,690,658	$96,538,431	$830,438,600
Undistributed net investment income (loss)	(42,094)	32,492,795	(94,702)	2,094,065
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	34,297,814	(158,918,374)	(24,717,152)	856,454
Net unrealized appreciation/depreciation on:
Investments	112,134,646	271,282,528	16,025,695	60,608,941
Foreign currency translations	1,373	(164,683)	—	(503,760)
Short sales	—	—	—	(5,118,968)
Written options	—	—	—	(137,349)
Futures	—	—	—	(125,209)
Swaps	—	—	—	(304,314)
Net assets	$437,233,715	$1,692,382,924	$87,752,272	$887,808,460

The accompanying notes are an integral part of these financial statements.

68 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Operations For the Six Months Ended June 30, 2014 – (Unaudited)

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $82,552, $2,183,332, $0 and $128,197, respectively)	$2,419,742	$23,532,859	$503,373	$4,006,259
Interest	—	—	—	12,170,021
Total income	2,419,742	23,532,859	503,373	16,176,280
Expenses
Advisory fees	2,301,696	8,812,221	478,640	5,574,969
Transfer agent fees	102,017	298,325	36,446	227,491
Fund accounting fees	42,707	48,084	32,931	79,162
Administration fees	45,817	171,036	8,448	83,804
Professional fees	34,967	107,991	15,494	59,894
Trustee fees	37,686	67,941	29,723	46,280
Custody fees	34,082	608,470	11,911	273,841
Reports to shareholders	30,128	53,511	10,441	35,515
Registration expense	17,360	20,991	10,640	24,121
Miscellaneous	9,313	43,558	2,022	54,296
Insurance expense	5,787	25,449	1,338	10,853
Dividend & interest expense	—	996	—	877,681
Chief Compliance Officer fees	5,525	5,525	5,525	5,525
Distribution fees for investor class (see Note 9)	128	429,317	—	157,199
Total expenses	2,667,213	10,693,415	643,559	7,510,631
Less: fees waived (see Note 3)	(213,066)	(1,594,293)	(45,484)	(493,904)
Net expenses	2,454,147	9,099,122	598,075	7,016,727
Net investment income (loss)	(34,405)	14,433,737	(94,702)	9,159,553
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of capital gains tax of $0, $0, of $0 and ($3,152), respectively)	34,940,477	95,569,676	6,817,053	14,846,790
Foreign currency transactions	(16,815)	(2,428,767)	—	78,872
Short sales	—	—	—	(7,280,397)
Written options	—	—	—	656,442
Futures	—	—	—	(1,955,973)
Swap contracts	—	—	—	(264,913)
Net realized gain (loss)	34,923,662	93,140,909	6,817,053	6,080,821
Net change in unrealized appreciation/depreciation on:
Investments	(1,535,877)	(37,295,580)	(561,500)	17,102,533
Foreign currency transactions	16,978	1,778,362	—	(466,023)
Short sales	—	—	—	(2,367,592)
Written options	—	—	—	(155,967)
Futures	—	—	—	(395,751)
Foreign capital gains tax	—	19,628	—	—
Swap contracts	—	—	—	(161,045)
Net unrealized appreciation/depreciation:	(1,518,899)	(35,497,590)	(561,500)	13,556,155
Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	33,404,763	57,643,319	6,255,553	19,636,976
Net increase in net assets resulting from operations	$33,370,358	$72,077,056	$6,160,851	$28,796,529

The accompanying notes are an integral part of these financial statements.

Statements of Operations | 69

Litman Gregory Funds Trust

Statements of Changes in Net Assets

	Equity Fund		International Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2014#	2013	June 30, 2014#	2013
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(34,405)	$(891,788)	$14,433,737	$14,956,262
Net realized gain on investments and foreign currency	34,923,662	20,104,897	93,140,909	139,510,826
Net change in unrealized appreciation/depreciation on investments and foreign currency	(1,518,899)	82,011,933	(35,497,590)	146,421,701
Net increase in net assets resulting from operations	33,370,358	101,225,042	72,077,056	300,888,789
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income Institutional Class	—	—	—	(13,460,005)
Investor Class	—	—	—	(2,872,907)
From net realized gain
Institutional Class	—	(14,931,031)	—	—
Investor Class	—	(3,406)	—	—
Total distributions	—	(14,934,437)	—	(16,332,912)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	11,793,486	20,078,077	117,942,969	235,984,580
Institutional Class – proceeds in connection with mergers (see Note 16)	—	120,208,189	—	—
Investor Class	15,500	44,177	1,018,114	12,321,545
Reinvested distributions
Institutional Class	—	14,646,735	—	9,641,375
Investor Class	—	3,406	—	2,872,547
Redemption fee proceeds
Institutional Class	9,663	14,743	33,947	91,557
Investor Class	—	256	—	41
Payment for shares redeemed
Institutional Class	(28,271,316)	(95,377,248)	(171,812,289)	(320,894,369)
Investor Class	(1,103)	(61,954)	(512,826)	(1,024,242)
Net increase (decrease) in net assets from capital share transactions	(16,453,770)	59,556,381	(53,330,085)	(61,006,966)
Total increase in net assets	16,916,588	145,846,986	18,746,971	223,548,911
NET ASSETS
Beginning of period	420,317,127	274,470,141	1,673,635,953	1,450,087,042
End of period	$437,233,715	$420,317,127	$1,692,382,924	$1,673,635,953
Undistributed net investment income (loss)	$(42,094)	$(7,689)	$32,492,795	$18,059,058
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	639,805	1,282,210	6,544,932	14,285,272
Sold – shares in connection with mergers (see Note 16)	—	7,385,014	—	—
Reinvested distributions	—	852,546	—	536,222
Redeemed	(1,530,757)	(5,920,810)	(9,412,426)	(19,502,451)
Net increase (decrease) from capital share transactions	(890,952)	3,598,960	(2,867,494)	(4,680,957)
Investor Class:
Sold	867	2,771	56,940	776,245
Reinvested distributions	—	199	—	161,017
Redeemed	(62)	(4,083)	(28,666)	(61,616)
Net increase (decrease) from capital share transactions	805	(1,113)	28,274	875,646

# Unaudited.

The accompanying notes are an integral part of these financial statements.

70 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Changes in Net Assets – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2014#	2013	June 30, 2014#	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(94,702)	$(649,539)	$9,159,553	$14,497,712
Net realized gain (loss) on investments, options, foreign currency transactions, futures and swap contracts	6,817,053	18,769,971	6,080,821	(720,868)
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	(561,500)	6,242,589	13,556,155	18,895,090
Net increase in net assets resulting from operations	6,160,851	24,363,291	28,796,529	32,671,934
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(7,298,837)	(13,276,268)
Investor Class	—	—	(1,231,364)	(2,175,014)
From net realized gain
Institutional Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions	—	—	(8,530,201)	(15,451,282)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	2,509,959	3,736,394	170,507,453	314,524,605
Investor Class	—	—	42,517,083	69,157,751
Reinvested distributions
Institutional Class	—	—	6,830,663	13,015,519
Investor Class	—	—	1,209,093	2,145,893
Redemption fee proceeds
Institutional Class	—	784	19,432	22,873
Investor Class	—	—	3,529	19,982
Payment for shares redeemed
Institutional Class	(5,322,547)	(14,985,256)	(49,213,048)	(90,522,222)
Investor Class	—	—	(13,539,820)	(24,127,912)
Net increase (decrease) in net assets from capital share transactions	(2,812,588)	(11,248,078)	158,334,385	284,236,489
Total increase in net assets	3,348,263	13,115,213	178,600,713	301,457,141
NET ASSETS
Beginning of period	84,404,009	71,288,796	709,207,747	407,750,606
End of period	$87,752,272	$84,404,009	$887,808,460	$709,207,747
Undistributed net investment income	$(94,702)	$—	$2,094,065	$1,464,713
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	117,859	205,348	14,760,406	27,737,311
Reinvested distributions	—	—	589,878	1,148,339
Redeemed	(249,618)	(833,804)	(4,259,496)	(7,970,348)
Net increase (decrease) from capital share transactions	(131,759)	(628,456)	11,090,788	20,915,302
Investor Class:
Sold	—	—	3,677,044	6,100,658
Reinvested distributions	—	—	104,311	189,118
Redeemed	—	—	(1,170,628)	(2,123,729)
Net increase from capital share transactions	—	—	2,610,727	4,166,047

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets | 71

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2014#		2013		2012		2011		2010		2009
Net asset value, beginning of period	$17.98		$13.88		$12.43		$12.97		$10.88		$7.54

Income from investment operations:
Net investment income (loss)	—	^	(0.04)		0.01		(0.04)		(0.03)		(0.04)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.47		4.88		1.70		(0.50)		2.12		3.38

Total income (loss) from investment operations	1.47		4.84		1.71		(0.54)		2.09		3.34

Less distributions:
From net investment income	—		—		(0.01)		—		—		—
From net realized gain	—		(0.74)		(0.25)		—		—		—

Total distributions	—		(0.74)		(0.26)		—		—		—

Redemption fee proceeds	—	^	—	^	—	^	—	^	—	^	—	^

Net asset value, end of period	$19.45		$17.98		$13.88		$12.43		$12.97		$10.88

Total return	8.18	%+	35.14%		13.78%		(4.16)%		19.21%		44.30%

Ratios/supplemental data:
Net assets, end of period (millions)	$437.1		$420.2		$274.4		$306.5		$345.7		$316.2
Ratio of total expenses to average net assets:
Before fees waived	1.27	%*	1.30%		1.30%		1.28%		1.29%		1.34%
After fees waived	1.17	%*	1.23%		1.28	%²	1.26%		1.27%		1.33%

Ratio of net investment income (loss) to average net assets:	(0.02	)%*	(0.27)%		0.09%		(0.26)%		(0.30)%		(0.39)%

Portfolio turnover rate	29.27	%¹+	113.28	%¹	74.03	%¹	71.42	%¹	77.22	%¹	87.83	%¹

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

72 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2014#		2013		2012		2011		2010		2009
Net asset value, beginning of period	$18.06		$15.02		$12.58		$15.05		$13.05		$9.47

Income from investment operations:
Net investment income	0.18		0.18		0.16		0.11		0.07		0.06
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, options, and foreign currency	0.60		3.04		2.35		(2.55)		2.00		3.59

Total income (loss) from investment operations	0.78		3.22		2.51		(2.44)		2.07		3.65

Less distributions:
From net investment income	—		(0.18)		(0.07)		(0.03)		(0.07)		(0.07)

From net realized gain	—		—		––		—		—		—

Total distributions	—		(0.18)		(0.07)		(0.03)		(0.07)		(0.07)

Redemption fee proceeds	—	^	—	^	––	^	—	^	—	^	—	^

Net asset value, end of period	$18.84		$18.06		$15.02		$12.58		$15.05		$13.05

Total return	4.32	%+	21.47%		19.96%		(16.24)%		15.86%		38.54%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,331.9		$1,328.2		$1,175.5		$1,173.6		$1,449.0		$1,241.0

Ratio of total expenses to average net assets:
Before fees waived	1.23	%*	1.30%		1.30%		1.26%		1.28%		1.27%

After fees waived	1.04	%*	1.11%		1.15	%²	1.11%		1.14%		1.15%

Ratio of net investment income to average net assets:	1.79	%*	1.02%		1.05%		0.73%		0.51%		0.53%

Portfolio turnover rate	39.59	%¹+	112.35	%¹	107.28	%¹	127.07	%¹	98.74	%¹	104.05	%¹

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 73

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2014#		2013	2012		2011	2010	2009
Net asset value, beginning of period	$20.94		$15.30	$12.91		$12.85	$10.51	$6.98

Income from investment operations:
Net investment loss	(0.02)		(0.16)	(0.09)		(0.15)	(0.08)	(0.07)
Net realized gain and net change in unrealized appreciation on investments	1.59		5.80	2.48		0.21	2.42	3.60

Total income from investment operations	1.57		5.64	2.39		0.06	2.34	3.53

Less distributions:
From net realized gain	—		—	—		—	—	—

Total distributions	—		—	—		—	—	—

Redemption fee proceeds	—	^	— ^	—	^	— ^	— ^	— ^

Net asset value, end of period	$22.51		$20.94	$15.30		$12.91	$12.85	$10.51

Total return	7.50	%+	36.86%	18.51%		0.47%	22.26%	50.57%

Ratios/supplemental data:
Net assets, end of period (millions)	$87.8		$84.4	$71.3		$70.6	$85.1	$85.6
Ratio of total expenses to average net assets:
Before fees waived	1.53	%*	1.54%	1.58%		1.54%	1.56%	1.63%

After fees waived	1.42	%*	1.47%	1.57	%¹	1.54%^^	1.55%	1.62%

Ratio of net investment loss to average net assets:	(0.23	)%*	(0.83)%	(0.56)%		(1.06)%	(0.62)%	(0.73)%

Portfolio turnover rate	60.79	%+	153.56%	142.07%		125.18%	113.76%	131.36%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%.
¹	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

74 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months
	Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014#		December 31, 2013	December 31, 2012	December 31, 2011**
Net asset value, beginning of period	$11.42		$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.12		0.26	0.30	0.03
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.29		0.43	0.67	0.31

Total income from investment operations	0.41		0.69	0.97	0.34

Less distributions:
From net investment income	(0.12)		(0.28)	(0.27)	(0.02)

From net realized gain	—		—	(0.01)	—	^

Total distributions	(0.12)		(0.28)	(0.28)	(0.02)

Redemption fee proceeds	—	^	— ^	— ^	—

Net asset value, end of period	$11.71		$11.42	$11.01	$10.32

Total return	3.60	%+	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$746.1		$600.9	$349.2	$152.0

Ratio of total expenses to average net assets:
Before fees waived	1.85	%[7]*	1.82%[6]	1.91%[2,4]	2.08	%*[2,3]

After fees waived	1.71	%[7]*	1.66%[6]	1.64%[4,5]	1.61	%*[3]

Ratio of net investment income (loss) to average net assets:	2.34	%[7]*	2.53%[6]	3.22%[4]	1.51	%*[3]

Portfolio turnover rate	87.76	%[1]+	179.19%[1]	160.54%[1]	34.19	%+¹

#	Unaudited.

*	Annualized.

+	Not annualized.

**	Commenced operations on September 30, 2011.
^	Amount represents less than $0.01 per share.

¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see Note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.

[3]	Includes Interest & Dividend expense of 0.12% of average net assets.

[4]	Includes Interest & Dividend expense of 0.15% of average net assets.

[5]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

[7]	Includes Interest & Dividend expense of 0.22% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 75

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended						Period Ended
	June 30, 2014#		2013	2012	2011	2010	December 31, 2009**
Net asset value, beginning of period	$17.87		$13.79	$12.37	$12.94	$10.87	$8.32

Income from investment operations:
Net investment loss	0.01		(0.11)	(0.16)	(0.02)	(0.03)	(0.03)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.42		4.93	1.83	(0.55)	2.10	2.58

Total income (loss) from investment operations	1.43		4.82	1.67	(0.57)	2.07	2.55

Less distributions:
From net investment income	—		—	—	—	—	—
From net realized gain	—		(0.74)	(0.25)	—	—	—

Total distributions	—		(0.74)	(0.25)	—	—	—

Redemption fee proceeds	—		—	—	—	— ^	—

Net asset value, end of period	$19.30		$17.87	$13.79	$12.37	$12.94	$10.87

Total return	8.00	%+	35.22%	13.51%	(4.40)%	19.04%	30.65	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$114.5		$91.7	$86.0	$319.3	$141.6	$4.5

Ratio of total expenses to average net assets:
Before fees waived	1.52	%*	1.55%	1.55%	1.53%	1.54%	1.57	%*

After fees waived	1.42	%*	1.48%	1.53%[2]	1.51%	1.52%	1.56	%*

Ratio of net investment loss to average net assets:	(0.27	)%*	(0.52)%	(0.34)%	(0.46)%	(0.51)%	(0.70	)%*

Portfolio turnover rate	29.27	%[1]+	113.28%[1]	74.03%[1]	71.42%[1]	77.22%[1]	87.83	%+[1]

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.

¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

76 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended						Period Ended
	June 30, 2014#		2013	2012	2011	2010	December 31, 2009**
Net asset value, beginning of period	$17.92		$14.92	$12.53	$15.03	$13.04	$9.85

Income from investment operations:
Net investment income	0.14		0.12	0.11	0.07	0.04	—
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, options, and foreign currency	0.62		3.03	2.35	(2.54)	1.99	3.25

Total income (loss) from investment operations	0.76		3.15	2.46	(2.47)	2.03	3.25

Less distributions:
From net investment income	—		(0.15)	(0.07)	(0.03)	(0.04)	(0.06)
From net realized gain	—		—	—	—	—	—

Total distributions	—		(0.15)	(0.07)	(0.03)	(0.04)	(0.06)

Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	—

Net asset value, end of period	$18.68		$17.92	$14.92	$12.53	$15.03	$13.04

Total return	4.24	%+	21.12%	19.64%	(16.46)%	15.58%	32.97	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$360.5		$345.4	$274.6	$240.8	$243.2	$152.3

Ratio of total expenses to average net assets:
Before fees waived	1.48	%*	1.55%	1.55%	1.51%	1.53%	1.51	%*

After fees waived	1.29	%*	1.36%	1.40%[2]	1.36%	1.39%	1.39	%*

Ratio of net investment income (loss) to average net assets:	1.54	%*	0.76%	0.80%	0.46%	0.22%	(0.10	)%*

Portfolio turnover rate	39.59	%[1]+	112.35%[1]	107.28%[1]	127.07%[1]	98.74%[2]	104.05	%+[1]

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 77

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months
	Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014#		December 30, 2013	December 30, 2012	December 31, 2011**
Net asset value, beginning of period	$11.43		$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.11		0.24	0.26	0.02
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.29		0.43	0.68	0.32

Total income from investment operations	0.40		0.67	0.94	0.34

Less distributions:
From net investment income	(0.11)		(0.26)	(0.23)	(0.02)
From net realized gain	—		—	(0.01)	—	^

Total distributions	(0.11)		(0.26)	(0.24)	(0.02)

Redemption fee proceeds	—	^	— ^	—^	—

Net asset value, end of period	$11.72		$11.43	$11.02	$10.32

Total return	3.48	%+	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$141.7		$108.3	$58.5	$17.2

Ratio of total expenses to average net assets:
Before fees waived	2.10	%[6]*	2.07%[6]	2.16%[2,4]	2.33	%*[2,3]

After fees waived	1.96	%[6]*	1.91%[6]	1.89%[4,5]	1.86	%*[3]

Ratio of net investment income (loss) to average net assets:	2.10	%[7]*	2.27%[6]	2.98%[4]	1.41	%*[3]

Portfolio turnover rate	87.76	%[1]+	179.19%[1]	160.54%[1]	34.19	%+[1]

#	Unaudited.

*	Annualized.

+	Not annualized.

**	Commenced operations on September 30, 2011.
^	Amount represents less than $0.01 per share.

¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

²	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see Note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.

[3]	Includes Interest & Dividend expense of 0.12% of average net assets.

[4]	Includes Interest & Dividend expense of 0.15% of average net assets.

[5]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

[7]	Includes Interest & Dividend expense of 0.22% of average net assets.

The accompanying notes are an integral part of these financial statements.

78 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of seven highly regarded portfolio managers. The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Notes to Financial Statements | 79

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2014, there were restricted securities held in the Alternative Strategies Fund. The value of these securities were $79,010,088 or 8.9% of the Alternative Strategies Fund’s net assets. The Advisor has deemed all restricted securities liquid, except three securities, which were valued at $1,255,766 or 0.1% of net assets. The acquisition dates were 11/21/2011, 02/10/2012, and 05/10/2012, with a net cost of $1,183,729.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

80 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.	Financial futures contracts. Each Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin

Notes to Financial Statements | 81

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. Each Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2013, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, are allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

82 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

P.	Restricted Cash. At June 30, 2014, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers and custodian for securities sold short, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2015, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.00% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, and 1.04% of the average daily net assets of the Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2014, the amount waived, contractual and voluntary, was $213,066, $1,594,293, $45,484 and $5,636 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2015, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. For the six months ended June 30, 2014, the amount waived contractually was $488,268 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

		Alternative
Year Incurred	Expiration Year	Strategies Fund
2012	2015	$825,383
2013	2016	$848,585
2014	2017	$488,268

Notes to Financial Statements | 83

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund. For the six months ended June 30, 2014, these waived fees totaled $0, for the year ended December 31, 2013, these waived fees totaled $0, for the year ended December 31, 2012, these fees totaled $151,332 and for the year ended December 31, 2011, these fees totaled $85,414.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $55,250 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the period ended June 30, 2014.

During the six months ended June 30, 2014, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2014, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$115,543,521	$135,924,552
International Fund	$632,857,400	$1,598,573,501
Smaller Companies Fund	$41,735,672	$46,840,050
Alternative Strategies Fund	$735,925,346	$568,838,635

Note 5 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be

84 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2014. These assets and liabilities are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity(a)
Common Stocks	$411,470,451	$—	$—	$411,470,451
Total Equity	$411,470,451	$—	$—	$411,470,451
Short-Term Investments	$—	$24,940,000	$—	$24,940,000
Total Investments in Securities	$411,470,451	$24,940,000	$—	$436,410,451

(a) See Fund’s Schedule of Investments for sector classifications

There were no significant transfers between any levels in the Fund as of June 30, 2014.

International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stocks
Australia	$43,983,067	$—	$—	$43,983,067
Belgium	$21,821,714	$—	$—	$21,821,714
Brazil	$49,967,711	$—	$—	$49,967,711
Canada	$148,232,725	$—	$—	$148,232,725
China	$46,730,895	$—	$—	$46,730,895
Denmark	$18,056,885	$—	$—	$18,056,885
Finland	$34,788,748	$—	$—	$34,788,748
France	$207,019,091	$—	$—	$207,019,091
Germany	$145,822,198	$—	$—	$145,822,198
Greece	$18,061,427	$—	$—	$18,061,427
Hong Kong	$53,528,056	$—	$—	$53,528,056
Ireland	$21,176,367	$—	$—	$21,176,367
Japan	$161,573,767	$—	$—	$161,573,767
Malaysia	$21,406,779	$—	$—	$21,406,779
Mexico	$12,905,924	$—	$—	$12,905,924
Netherlands	$48,483,666	$—	$—	$48,483,666
Panama	$23,225,936	$—	$—	$23,225,936
Philippines	$17,245,695	$—	$—	$17,245,695
South Africa	$7,661,556	$—	$—	$7,661,556
Spain	$51,539,738	$—	$—	$51,539,738
Sweden	$20,117,683	$—	$—	$20,117,683
Switzerland	$125,489,630	$—	$—	$125,489,630
Turkey	$9,973,981	$—	$—	$9,973,981
United Kingdom	$242,304,136	$20,712,955	$—	$263,017,091
United States	$55,238,371	$—	$—	$55,238,371
Preferred Stocks				$—
United Kingdom	$228,372	$—	$—	$228,372
Total Equity	$1,606,584,118	$20,712,955	$—	$1,627,297,073

Notes to Financial Statements | 85

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Short-Term Investments
United States	$—	$62,112,000	$—	$62,112,000
Total Short-Term Investments	$—	$62,112,000	$—	$62,112,000
Total Investments in Securities	$1,606,584,118	$82,824,955	$—	$1,689,409,073
Other Financial Instruments*	$(235,157)	$—	$—	$(235,157)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There were no significant transfers between any levels in the Fund as of June 30, 2014.

Smaller Companies Fund

	Level 1 -		Level 3 -
	Quoted prices in	Level 2 -	Significant
	active markets for	Significant other	unobservable
Description	identical assets	observable inputs	inputs	Total
Equity(a)
Common Stocks	$69,892,090	$414,000	$—	$70,306,090
Exchange Traded Funds	$1,719,250	$—	$—	$1,719,250
Total Equity	$71,611,340	$414,000	$—	$72,025,340
Short-Term Investments	$—	$15,488,000	$—	$15,488,000
Total Investments in Securities	$71,611,340	$15,902,000	$—	$87,513,340

(a) See Fund’s Schedule of Investments for sector classifications

Following is a schedule of transfers out of Level 1 for the Smaller Companies Fund:

	Transfers
	out of
Description	Level 1*
Equity
Common Stocks	$(414,000	)**
Total Equity	$(414,000)

Following is a schedule of transfers into Level 2 for the Smaller Companies Fund:

	Transfers
	into
Description	Level 2*
Equity
Common Stocks	$414,000	**
Total Equity	$414,000

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

**	Security deem illiquid at June 30, 2014, resulting in a Level 2 classification.

86 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity(a)
Common Stocks	$298,992,911	$—	$313,097	**	$299,306,008
Exchange Traded Funds	$2,665,539	$—	$—		$2,665,539
Preferred Stocks	$5,057,988	$670,585	$—		$5,728,573
Limited Partnership	$—	$—	$787,046	**	$787,046
Total Equity	$306,716,438	$670,585	$1,100,143	**	$308,487,166
Rights/Warrants	$30,229	$—	$—		$30,229
Short-Term Investments
Treasury Bills	$—	$11,898,292	$—		$11,898,292
Repurchase Agreements	$—	$175,487,000	$—		$175,487,000
Total Short-Term Investments	$—	$187,385,292	$—		$187,385,292
Fixed Income
Asset Backed Securities	$—	$32,646,994	$—		$32,646,994
Bank Loans	$—	$33,014,742	$—		$33,014,742
Convertible Bonds	$—	$17,239,163	$—		$17,239,163
Corporate Bonds	$—	$113,053,355	$1,304,305	**	$114,357,660
Government Securities & Agency Issues	$10,801,432	$10,595,944	$—		$21,397,376
Mortgage Backed Securities	$—	$205,216,722	$1,255,766	(1)	$206,472,488
Total Fixed Income	$10,801,432	$411,766,920	$2,560,071	**	$425,128,423
Purchased Options	$830,625	$—	$—		$830,625
Total Investments in Securities in Assets	$318,378,724	$599,822,797	$3,660,214	**	$921,861,735
Short Sales
Common Stocks	$(67,382,569)	$—	$—		$(67,382,569)
Exchange Traded Funds	$(17,224,204)	$—	$—		$(17,224,204)
Corporate Bonds	$—	$(1,835,624)	$—		$(1,835,624)
Total Short Sales	$(84,606,773)	$(1,835,624)	$—		$(86,442,397)
Total Investments in Securities in Liabilities	$(84,606,773)	$(1,835,624)	$—		$(86,442,397)
Other Financial instruments*
Forwards Contracts	$(514,997)	$—	$—		$(514,997)
Futures	$(125,209)	$—	$—		$(125,209)
Swaps - Total Return	$—	$(6,943)	$—		$(6,943)
Swaps - Credit Default	$—	$(638,855)	$—		$(638,855)
Written Options	$(438,279)	$—	$—		$(438,279)

(a)	See Fund’s Schedule of Investments for sector classifications

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There were no significant transfers between Level 1 and Level 2 in the Fund as of June 30, 2014.

Notes to Financial Statements | 87

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized			Transfers	Transfers	Balance as of
	December 31,		Gain		appreciation			into	out of	June 30,
Description	2013	Purchase	(Loss)	Amortization	(depreciation)		Sales	Level 3*	Level 3*	2014
Equity
Common Stock	$178,624	$135,057	$—	$—	$(584	)**	$—	$—	$—	$313,097
Limited Partnership	$578,294	$185,930	$—	$—	$22,822	**	$—	$—	$—	$787,046
Total Equity	$756,918	$320,987	$—	$—	$22,238		$—	$—	$—	$1,100,143
Fixed Income
Corporate Bonds	$1,090,998	$213,307	$—	$2,300	$(2,300	)**	$—	$—	$—	$1,304,305
Mortgage Backed
Securities	$1,352,338	$—	$101,604	$2,220	$(2,492	)**	$(197,904)	$—	$—	$1,255,766
Total Fixed Income	$2,443,336	$213,307	$101,604	$4,520	$(4,792)		$(197,904)	$—	$—	$2,560,071
Total Investments in Securities	$3,200,254	$534,294	$101,604	$4,520	$17,446		$(197,904)	$—	$—	$3,660,214

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period.

**	The amounts represent the total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2014.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2014.

	Fair Value at
Financial Assets	June 30, 2014	Valuation Techniques	Unobservable Inputs	Ranges	Average
Mortgage-Backed Securities	$1,255,766	Pricing Model*	Quotes/Prices	$36.73-63.50	$48.55
			Discount	2.6-5.5%	3.19%
Limited Partnership	$787,046	NAV as Practical	N/A	$106.20
		Expedient**
Common Stock	$274,847	Most Recent	Private Financing	$15.72
		Capitalization
		(Funding)***
	$38,250	Valuation based on the	Probability of 20% with a	—
		potential value of $1.00	market discount of 10%
		to be paid by 2/15/2017
		based on the success
		of a speculative drug.
		Discounted and
		probability weighted.
Corporate Bonds	$1,304,305	Most Recent	Private Financing	$100.00
		Capitalization
		(Funding)***

*	The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

88 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

**	No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund’s measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund’s valuation procedures that the Limited Partnerships are not being reported at fair value.

***	The significant unobservable inputs used in the fair value measurement of the Fund’s Private Investment shares and Notes are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Smaller	Alternative
	Equity	International	Companies	Strategies
	Fund	Fund	Fund	Fund
Tax cost of Investments	$307,846,565	$1,381,814,648	$68,294,282	$689,401,964
Gross Tax Unrealized Appreciation	116,770,923	361,274,028	17,551,173	53,023,668
Gross Tax Unrealized Depreciation	(4,004,981)	(68,220,259)	(1,403,136)	(12,070,492)
Net Tax unrealized appreciation (depreciation) on investments	112,765,942	293,053,769	16,148,037	40,953,176
Net Tax unrealized appreciation (depreciation) on fwd contracts, foreign currency, swaps, futures, & short sales	2,922	163,985	—	(2,780,927)
Net Tax unrealized appreciation (depreciation)	112,768,864	293,217,754	16,148,037	38,172,249
Undistributed Ordinary Income	—	17,455,894	—	1,822,314
Undistributed Long-Term Capital Gains	2,465,039	—	—	—
Capital Loss Carry Forward	(2,091,124)	(236,879,526)	(31,095,046)	(2,862,853)
Current Year Ordinary Late Year Losses	(121,398)	(1,178,913)	—	—
Post-October Capital Losses	—	—	—	—
Other Accumulated Losses	—	—	—	(28,178)
Total accumulated gain/(loss)	113,021,381	72,615,209	(14,947,010)	37,103,532

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2013, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	$991,074
International Fund	127,386,823
Smaller Companies Fund	18,425,922
Alternative Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss		Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires	Carryover	Expires	Carryover	Expires
Equity Fund*	$2,091,124	12/31/16	$—	—	$—	—	$—	—
International Fund	13,742,486	12/31/16	223,137,040	12/31/17	—	—	—	—
Smaller Companies
Fund	452,742	12/31/16	30,642,304	12/31/17	—	—	—	—
Alternative Strategies
Fund	—	—	—	—	2,518,842	ST No expiration	344,011	LT No expiration

*	Included in the capital loss carryforward are, $1,580,760 of the Litman Gregory Masters Value Fund’s carryforwards and $510,364 of the Litman Gregory Masters Focused Opportunities Fund’s carryforwards, which are limited under IRC Section 382 and are not currently available for use by the Litman Gregory Masters Equity Fund until December 31, 2014 and will expire December 31, 2016.

Notes to Financial Statements | 89

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund*	$834,283	$(6,215,114)	$5,380,831
International Fund*	4,699,439	(4,699,438)	1
Smaller Companies Fund*	649,539	22,178	(671,717)
Alternative Strategies Fund*	1,825,878	(1,825,607)	(271)

* The permanent differences primarily relate to Paydowns, Partnerships, Foreign currency gains/losses and NOL adjustments.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2014, and for the year ended December 31, 2013 were as follows:

	Six Months Ended June 30, 2014		2013
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$—	$—	$10,055,825	$4,878,612
International Fund	$—	$—	$16,332,912	$—
Smaller Companies Fund	$—	$—	$—	$—
Alternative Strategies Fund	$8,530,201	$—	$15,451,282	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

90 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward rate on the date the contract is entered into. At June 30, 2014, the Funds had the following forward contracts outstanding:

Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2014	Delivering	June 30, 2014	Appreciation	Depreciation
7/31/2014	26,292,000	U.S. Dollar	$35,919,867	Euro Currency	$35,998,966	$—	$(79,099)
9/17/2014	8,630,000	U.S. Dollar	7,595,263	Australian Dollar	8,089,923	—	(494,660)
9/17/2014	2,354,000	U.S. Dollar	2,176,038	Australian Dollar	2,206,684	—	(30,646)
12/17/2014	19,030,000	U.S. Dollar	21,860,999	Pound Sterling	21,491,751	369,248	—
			$67,552,167		$67,787,324	$369,248	$(604,405)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2014	Delivering	June 30, 2014	Appreciation	Depreciation
7/2/2014	2,200,000	Australian Dollar	$2,073,609	U.S. Dollar	$2,039,734	$33,875	$—
7/2/2014	2,450,000	Australian Dollar	2,309,247	U.S. Dollar	2,266,838	42,409	—
7/2/2014	4,650,000	U.S. Dollar	4,384,950	Australian Dollar	4,382,856	2,094	—
7/3/2014	2,375,000	U.S. Dollar	2,005,533	New Zealand Dollar	2,078,886	—	(73,353)
7/3/2014	2,700,000	U.S. Dollar	2,266,772	New Zealand Dollar	2,363,365	—	(96,593)
7/7/2014	1,470,000	Euro Currency	2,012,540	U.S. Dollar	2,001,383	11,157	—
7/7/2014	1,470,000	U.S. Dollar	2,003,465	Euro Currency	2,012,540	—	(9,075)
7/8/2014	147,000	Euro Currency	201,255	U.S. Dollar	200,736	519	—
7/8/2014	1,600,000	U.S. Dollar	2,179,472	Euro Currency	2,190,528	—	(11,056)
7/9/2014	140,000	U.S. Dollar	191,189	Euro Currency	191,672	—	(483)
7/9/2014	3,300,000,000	South Korean Won	3,260,660	U.S. Dollar	3,262,482	—	(1,822)
7/9/2014	3,300,000,000	U.S. Dollar	3,214,651	South Korean Won	3,260,660	—	(46,009)
7/11/2014	505,000	U.S. Dollar	462,768	Canadian Dollar	472,898	—	(10,130)
7/11/2014	319,000	U.S. Dollar	356,989	Swiss Franc	359,727	—	(2,738)
7/14/2014	121,600,000	Indian Rupee	2,016,082	U.S. Dollar	2,047,483	—	(31,401)
7/14/2014	1,100,000	U.S. Dollar	933,837	New Zealand Dollar	961,890	—	(28,053)
7/17/2014	3,066,000	U.S. Dollar	4,149,831	Euro Currency	4,197,741	—	(47,910)
7/23/2014	511,000,000	U.S. Dollar	2,268,590	Hungarian Forint	2,256,737	11,853	—
7/23/2014	6,900,000	U.S. Dollar	2,261,516	Polish Zloty	2,269,075	—	(7,559)
7/24/2014	15,300,000	Swedish Krona	2,282,812	U.S. Dollar	2,286,904	—	(4,092)
7/28/2014	4,030,000	U.S. Dollar	1,798,144	Brazilian Real	1,815,422	—	(17,278)
7/28/2014	1,100,000,000	Chilean Peso	1,984,915	U.S. Dollar	1,990,878	—	(5,963)
7/28/2014	525,000	U.S. Dollar	714,341	Euro Currency	718,821	—	(4,480)

Notes to Financial Statements  | 91

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2014	Delivering	June 30, 2014	Appreciation	Depreciation
7/31/2014	1,135,000	U.S. Dollar	$1,543,214	Euro Currency	$1,554,040	$—	$(10,826)
7/31/2014	140,240,000	U.S. Dollar	10,737,063	Mexican Peso	10,790,586	—	(53,523)
8/5/2014	4,650,000	Australian Dollar	4,372,254	U.S. Dollar	4,374,441	—	(2,187)
9/16/2014	2,350,000	Australian Dollar	2,203,089	U.S. Dollar	2,195,302	7,787	—
9/16/2014	7,500	Australian Dollar	7,031	U.S. Dollar	7,003	28	—
9/16/2014	3,200	Australian Dollar	3,000	U.S. Dollar	2,991	9	—
9/16/2014	2,558,150	U.S. Dollar	2,385,997	Australian Dollar	2,398,227	—	(12,230)
9/16/2014	4,500	U.S. Dollar	4,177	Australian Dollar	4,219	—	(42)
9/16/2014	16,000	U.S. Dollar	14,929	Australian Dollar	15,000	—	(71)
9/16/2014	7,300	U.S. Dollar	6,835	Australian Dollar	6,844	—	(9)
9/16/2014	840,000	Canadian Dollar	785,316	U.S. Dollar	771,477	13,839	—
9/16/2014	120,000	Canadian Dollar	112,188	U.S. Dollar	110,184	2,004	—
9/16/2014	4,396,400	Canadian Dollar	4,110,194	U.S. Dollar	4,055,114	55,080	—
9/16/2014	228,100	Canadian Dollar	213,251	U.S. Dollar	211,624	1,627	—
9/16/2014	10,540,000	U.S. Dollar	9,668,847	Canadian Dollar	9,853,844	—	(184,997)
9/16/2014	114,300	U.S. Dollar	105,128	Canadian Dollar	106,859	—	(1,731)
9/16/2014	331,900	U.S. Dollar	308,912	Canadian Dollar	310,293	—	(1,381)
9/16/2014	1,114,900	U.S. Dollar	1,041,488	Canadian Dollar	1,042,320	—	(832)
9/16/2014	512,500	U.S. Dollar	479,349	Canadian Dollar	479,136	213	—
9/16/2014	10,000	Euro Currency	13,695	U.S. Dollar	13,535	160	—
9/16/2014	285,000	Euro Currency	390,290	U.S. Dollar	387,320	2,970	—
9/16/2014	783,000	U.S. Dollar	1,060,445	Euro Currency	1,072,271	—	(11,826)
9/16/2014	30,000	U.S. Dollar	40,580	Euro Currency	41,083	—	(503)
9/16/2014	11,400	U.S. Dollar	15,511	Euro Currency	15,611	—	(100)
9/16/2014	115,300	U.S. Dollar	156,960	Euro Currency	157,896	—	(936)
9/16/2014	79,800	U.S. Dollar	108,892	Euro Currency	109,281	—	(389)
9/16/2014	85,000	U.S. Dollar	116,424	Euro Currency	116,402	22	—
9/16/2014	1,008,000	Norwegian Krone	163,928	U.S. Dollar	164,474	—	(546)
9/16/2014	1,008,000	U.S. Dollar	167,683	Norwegian Krone	163,928	3,755	—
9/16/2014	90,000	Pound Sterling	153,845	U.S. Dollar	151,063	2,782	—
9/16/2014	11,500	Pound Sterling	19,658	U.S. Dollar	19,343	315	—
9/16/2014	22,300	Pound Sterling	38,119	U.S. Dollar	37,904	215	—
9/16/2014	237,200	Pound Sterling	405,468	U.S. Dollar	403,525	1,943	—
9/16/2014	178,400	Pound Sterling	304,956	U.S. Dollar	303,405	1,551	—
9/16/2014	179,700	Pound Sterling	307,178	U.S. Dollar	307,166	12	—
9/16/2014	143,194	U.S. Dollar	240,091	Pound Sterling	244,774	—	(4,683)
9/16/2014	100,000	U.S. Dollar	169,465	Pound Sterling	170,940	—	(1,475)
9/16/2014	2,800	U.S. Dollar	4,749	Pound Sterling	4,786	—	(37)
9/16/2014	615,800	U.S. Dollar	1,043,841	Pound Sterling	1,052,644	—	(8,803)
9/16/2014	10,200	U.S. Dollar	17,271	Pound Sterling	17,436	—	(165)
9/16/2014	547,000	U.S. Dollar	929,749	Pound Sterling	935,037	—	(5,288)
9/16/2014	22,100	U.S. Dollar	37,593	Pound Sterling	37,778	—	(185)
9/16/2014	342,400	U.S. Dollar	580,816	Pound Sterling	585,296	—	(4,480)
9/16/2014	1,790,000	U.S. Dollar	267,667	Swedish Krona	267,416	251	—
9/16/2014	42,900	U.S. Dollar	6,398	Swedish Krona	6,409	—	(11)
9/19/2014	468,000	U.S. Dollar	793,780	Pound Sterling	799,996	—	(6,216)
			$90,990,482		$91,505,479	$196,470	$(711,467)

92 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the six months ended June 30, 2014, were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2013	$181,123	5,572
Options written	2,245,493	42,749
Options closed	(1,099,636)	(16,335)
Options exercised	(58,792)	(1,197)
Options expired	(967,258)	(24,850)
Options outstanding at June 30, 2014	$300,930	5,939

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2014, the Equity, International and Alternative Strategies Investor Classes incurred $128, $429,317 and $157,199, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Lines of Credit

The Trust has an unsecured $75,000,000 line of credit for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on or about March 14, 2015. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding the lending commitment available, the Trust pays 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which is allocated among the three Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust also has a secured $50,000,000 line of credit for the Alternative Strategies Fund with its custodian expiring on or about January 2, 2015. The line of credit is secured by a general security interest in substantially all of the borrower’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable monthly in arrears. For the six months ended June 30, 2014, there were no borrowings for the Equity Fund, International Fund and Smaller Companies Fund, and there was no balance outstanding at the end of the year. There was an outstanding balance of $24,500,000 for the Alternative Strategies Fund. The average borrowing for the six months ended June 30, 2014 for the Alternative Strategies Fund was $24,500,500, at an average borrowing rate of 1.1916%.

Note 11 – Limited Partnership Investment

On June 27, 2012, First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of June 30, 2014 is $550,354.

Note 12 – Other Derivative Information

At June 30, 2014, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund

		Asset Derivatives		Liability Derivatives
		Statements of Assets	Fair Value	Statements of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward		Unrealized loss on forward
		exchange contracts	$369,248	exchange contracts	$604,405
	Total		$369,248		$604,405

Notes to Financial Statements  | 93

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Alternative Strategies Fund

		Asset Derivatives		Liability Derivatives
		Statements of Assets	Fair Value	Statements of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward		Unrealized loss on forward
		exchange contracts	$196,470	exchange contracts	$711,467
Credit swaps		Unrealized gain on swaps	15,132	Unrealized loss on swaps	312,503
Equity swaps		Unrealized gain on swaps	60,712	Unrealized loss on swaps	67,655
Equity contracts		Investments in securities	830,625	Written options	438,279
		*	3,259	*	—
Interest rate contracts		*	$73,267	*	201,735
	Total		$1,179,465		$1,731,639

*	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current days variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2014, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

Equity Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(19,274)	$(19,274)	Foreign exchange contracts		$18,526	$18,526
	Total	$(19,274)	$(19,274)		Total	$18,526	$18,526

International Fund

Net Realized Gain (Loss) on Derivative Instruments
		Foreign Currency	Investments in
Statements of Operations Location		Transactions	Securities
Currency contract.		$—	$—
Foreign exchange rate		(2,846,787)	—
	Total	$(2,846,787)	$—

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
		Foreign Currency	Investments in
Statements of Operations Location		Transactions	Securities
Currency contract		$—	$127,351
Foreign exchange rate		1,764,150	—
	Total	$1,764,150	$127,351

94 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Alternative Strategies Fund

Net Realized Gain (Loss) on
Derivative Instruments
		Foreign Currency	Investments in	Written		Swap
Statements of Operations Location		Transactions	Securities	Options	Futures	Contracts
Credit		$—	$—	$—	$—	$(263,074)
Equity		—	$(1,001,108)	656,442	(1,263,864)	(1,839)
Interest rate		—	—	—	(692,109)	—
Foreign exchange rate		(1,328,539)	(75,140)	—	—	—
	Total	$(1,328,539)	$(1,076,248)	$656,442	$(1,955,973)	$(264,913)

Net Change in Unrealized Appreciation (Depreciation)
on Derivative Instruments
		Foreign Currency	Investments	Written		Swap
Statements of Operations Location		Transactions	in Securities	Options	Futures	Contracts
Credit		$—	$—	$—	$—	$(154,102)
Equity		—	182,467	(155,967)	(275,673)	(6,943)
Interest rate		—	—	—	(671,424)	—
Foreign exchange rate		(466,023)	—	—	—	—
	Total	$(466,023)	$182,467	$(155,967)	$(395,751)	$(161,045)

Volume of Derivative Instruments for the Equity Fund during the period ended June 30, 2014:

Derivative Type	Unit of Measurement	Quarterly Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$1,676,549

Volume of Derivative Instruments for the International Fund during the period ended June 30, 2014:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$55,201,484
Purchased Option Currency Contracts	Principal Amount	$67,710,000

Volume of Derivative Instruments for the Alternative Strategies Fund during the period ended June 30, 2014:

		Quarterly
Derivative Type	Unit of Measurement	Average
Credit Default & Total Return Swaps	Notional Quantity	$16,368,961
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$3,723,538,676
Futures Contracts	Notional Quantity	$42,016,635
Purchased Option Currency Contract	Principal Amount	$4,266,667
Purchased Option Contracts	Contracts	9,425
Written Option Contracts	Contracts	6,688

Notes to Financial Statements | 95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following tables represent the ASU 2013-01 disclosure related to offsetting assets and liabilities for each of the Funds as of June 30, 2014:

 Equity Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Repurchase Agreements	$24,940,000	$—	$—	$—	$24,940,000
	$24,940,000	$—	$—	$—	$24,940,000

International Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
State Street Bank & Trust Co.	$369,248	$(369,248)	$—	$—	$—
Repurchase Agreements	62,112,000	—	—	—	62,112,000
	$62,481,248	$(369,248)	$—	$—	$62,112,000

Liabilities:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:	$604,405	$(369,248)	$—	$—	$235,157
State Street Bank & Trust Co.	$604,405	$(369,248)	$—	$—	$235,157

96 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Smaller Companies Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Repurchase Agreements	$15,488,000	$—	$—	$—	$15,488,000
	$15,488,000	$—	$—	$—	$15,488,000

Alternative Strategies Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Barclays Bank Plc	$72,549	$(72,549)	$—	$—	$—
Bank of America N.A.	11,853	(11,853)	—	—	—
Citibank N.A.	—	—	—	—	—
Credit Suisse Securities LLC	90,055	(90,055)	—	—	—
Deutsche Bank AG	—	—	—	—	—
Goldman Sachs & Co.	22,013	(22,013)	—	—	—
Futures Contracts	76,526	(76,526)	—	—	—
Swap Contracts Counterparties:
Bank of America N.A.	10,766	(10,766)	—	—	—
Bloomberg Tradebook	60,712	(60,712)	—	—	—
Citigroup Global Markets	4,366	—	—	—	4,366
Credit Suisse Securities LLC	—	—	—	—	—
Deutsche Bank AG	—	—	—	—	—
JP Morgan Chase Securities	—	—	—	—	—
Repurchase Agreements	175,487,000	—	—	—	175,487,000
	$175,835,840	$(344,474)	$—	$—	$175,491,366

Notes to Financial Statements | 97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Liabilities:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Barclays Bank Plc	$228,260	$(72,549)	$—	$—	$155,711
Bank of America N.A.	12,134	(11,853)	—	—	281
Citibank N.A.	28,053	—	—	—	28,053
Credit Suisse Securities LLC	378,333	(90,055)	—	—	288,278
Deutsche Bank AG	4,480	—	—	—	4,480
Goldman Sachs & Co.	60,207	(22,013)	—	—	38,194
Futures Contracts	201,735	(76,526)	—	125,209	—
Swap Contracts Counterparties:
Bank of America N.A.	147,726	(10,766)	—	—	136,960
Bloomberg Tradebook	67,655	(60,712)	—	—	6,943
Citigroup Global Markets	—	—	—	—	—
Credit Suisse Securities LLC	130,809	—	—	—	130,809
Deutsche Bank AG	23,406	—	—	—	23,406
JP Morgan Chase Securities	10,562	—	—	—	10,562
	$1,293,360	$(344,474)	$—	$125,209	$823,677

Note 13 – Unfunded Loan Commitment

At December 31, 2013, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Unfunded
Borrower	Commitment
Grada World Security Corporation, Delayed Draw Term Loan	$38,093
Power Team Services, LLC, Delayed Draw Term Loan	2,825
Outlets at the Border	368,250
RIM V	270,371
450 Hayes	166,768
College Terrace	301,377
$1,147,684

At June 30, 2014, there were no unfuned loan commitments for the Alternative Strategies Fund.

Note 14 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

98 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

Notes to Financial Statements | 99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 15 – Fund Reorganizations

As of the close of business on June 20, 2013 and December 19, 2013, respectively, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Litman Gregory Masters Value Fund (the “Value Fund”) and Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”), respectively, were transferred to the Litman Gregory Masters Equity Fund (the “Equity Fund”). The Board determined that the reorganizations were in the best interest of the Value Fund and Focused Opportunities Funds’ shareholders, and did not dilute the interests of existing shareholders. Shareholders of the Value Fund and Focused Opportunities Fund received 0.9795 and 0.8525 Institutional Class shares, respectively, of the Equity Fund, which is equivalent in aggregate net asset value to the value of their shares of the Value Fund and the Focused Opportunities Fund. The reorganizations qualified as a tax-free reorganization to the Litman Gregory Masters Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired funds. The assets received and shares issued by the Equity Fund were recorded at fair value; however, the cost basis of the investments received from

100 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

the Value Fund and Focused Opportunities Fund were carried forward to align ongoing reporting of the Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date are included below:

Equity Fund and Value Fund Reorganization

Litman Gregory Masters
Acquired Fund	Value Fund
Net Assets	$67,851,847
Shares Outstanding	4,554,457
Net Asset Value	$14.90
Investments at fair value	$10,658,482
Unrealized appreciation/(depreciation)	$8,433,400
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Litman Gregory Masters
Acquiring Fund	Equity Fund
Net Assets immediately prior to merger	280,971,536
Net Assets immediately after merger	348,823,383
Fund Shares Issued in exchange for acquired fund	4,461,002
Exchange rate for shares issued	0.9795

Equity Fund and Focused Opportunities Fund Reorganization

Litman Gregory Masters
Focused Opportunities
Acquired Fund	Fund
Net Assets	$51,170,208
Shares Outstanding	3,430,098
Net Asset Value	$14.92
Investments at fair value	$19,032,831
Unrealized appreciation/(depreciation)	$(7,247,266)
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Litman Gregory Masters
Acquiring Fund	Equity Fund
Net Assets immediately prior to merger	$362,565,763
Net Assets immediately after merger	$413,735,971
Fund Shares Issued in exchange for acquired fund	2,924,012
Exchange rate for shares issued	0.8525

Assuming the acquisitions had been completed on January 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Litman Gregory Masters
Equity Fund
Net investment loss	$(731,951)
Net realized and unrealized gain on Investments	$128,827,647
Total increase from operations	$128,095,696

Notes to Financial Statements | 101

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

ASU 2014 -11: Updates on Repurchase Accounting for Financial Statements

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.

102 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the Russell 1000 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The FTSE Global All Cap ex U.S. Index

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index Definitions | 103

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex U.S. Large Cap Index

The Russell Global ex U.S. Large Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global ex U.S. LargeMidCap Index

S&P Global ex U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

104 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

5.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

6.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

7.	Capex (capital expenditures) are expenditures creating future benefits.

8.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

9.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

10.	Correlation is a statistical measure of how two securities move in relation to each other.

11.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

12.	Diversification is the spreading of risk by putting assets in several categories of investments.

13.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

14.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

15.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

16.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

17.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

18.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

19.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

20.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

21.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

22.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

23.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

24.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

25.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

26.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

Industry Terms and Definitions | 105

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment bond is a bond with a rating lower than BBB.

28.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

29.	Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding.

30.	One basis point equals 1/100th of 1 percent.

31.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

32.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

33.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

34.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

35.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

36.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

37.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

38.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

39.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

40.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

41.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

42.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

43.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

44.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

45.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

46.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

47.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

48.	Z Bonds are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

106 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
Julie Allecta	Trustee	Term: Open Ended	Director, Northern California Association	Forward Funds
4 Orinda Way,		Time Served: 1 year,	of Botanical Artists since 2014, Director,
Suite 200-D		1 month	Audubon Canyon Ranch, Inc. since 2009;
Orinda, CA 94563			Vice President and Director, WildCare Bay
(born 1946)			Area since 2007, Partner, Paul Hastings
LLP from 1999 to 2009.
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource Consulting	None
Eigenbrod, Jr. PhD		Time Served: 17	Services (organizational planning and
4 Orinda Way,		years	development) since 2002.
Suite 200-D
Orinda, CA 94563
(born 1941)
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. President, CCO & Sole	None
4 Orinda Way,		Time Served: 17	Owner, Welz Financial Services, Inc.,
Suite 200-D		years	since 2007. Partner, Bowman & Company
Orinda, CA 94563			LLP (certified public accountants) from
(born 1959)			1987 to 2007.
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds –
4 Orinda Way,		Time Served: 17	Santa Clara University, since 1979.	Investment Trust
Suite 200-D		years
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	Trustee and	Term: Open Ended	President of the Advisor; President of	None
4 Orinda Way,	Chairman of	Time Served: 17	Litman Gregory Research, Inc. (publishers)
Suite 200-D	the Board	years	and Litman Gregory Asset Management,
Orinda, CA 94563			LLC (investment advisors), Officer of
(born 1957)			Litman Gregory Analytics, LLC (web based
publisher of financial research), since
2000.
Steven Savage	Secretary	Term: Open Ended	Managing Partner, Litman Gregory Fund	None
4 Orinda Way,		Time Served: 6	Advisors, LLC since 2010; Partner of
Suite 200-D		months	Litman Gregory Fund Advisors, 2003 - 2010
Orinda, CA 94563
(born 1961)
Jeremy DeGroot*	President and	Term: Open Ended	Chief Investment Officer of Litman Gregory	None
4 Orinda Way,	Trustee	Time Served: 6	Asset Management, LLC.
Suite 200-D		months / 5 years
Orinda, CA 94563
(born 1963)
John Coughlan	Treasurer	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	and Chief	Time Served: 17	Litman Gregory Fund Advisors, LLC
Suite 200-D	Compliance	years	and Chief Financial Officer of Litman
Orinda, CA 94563	Officer		Gregory Asset Management, LLC.
(born 1956)

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information | 107

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

108 | Litman Gregory Funds Trust

NOTES

This page is intentionally left blank.

Notes | 109

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

Quasar Distributors, LLC

615 E. Michigan St., 2nd Floor Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Litman Gregory Funds Trust

By	/s/ Jeremy DeGroot
Jeremy DeGroot, President and Principal Executive Officer

Date	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeremy DeGroot
Jeremy DeGroot, President and Principal Executive Officer

Date	September 3, 2014

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	September 3, 2014